                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

     This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of May
                                          ---------
29, 2001, by and between Odetics, Inc., a Delaware corporation (the "Company"),
                                                                     -------
with headquarters located at 1515 S. Manchester Ave., Anaheim, California 92802, and Castle Creek Technology Partners LLC, a Delaware limited liability company (the "Purchaser"):
      ---------

                                    RECITALS
                                    --------

     A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United
                                    ------------
States Securities and Exchange Commission (the "SEC") under the Securities Act
                                                ---
of 1933, as amended (the "Securities Act");
                          --------------

     B. The Purchaser desires to purchase, and the Company desires to issue and sell, upon the terms and conditions stated in this Agreement, a (i) one-year Senior Convertible Promissory Note Secured by Deed of Trust (the "Note") in the
                                                                  ----
form of Exhibit A which, subject to the terms set forth in the Note, is
        ---------
convertible, in whole or in part, into shares of the Company's Class A common stock, $.10 par value (the "Common Stock") ("Conversion Shares");
                            ------------     -----------------

     C. In consideration of and as an inducement to cause the Purchaser to purchase the Note, the Company will issue to Purchaser (i) the Closing Warrant entitling the holder thereof to purchase 426,667 shares of Common Stock ("Closing Warrant Shares") upon the terms and conditions set forth herein and in
  ----------------------
the form of Warrant attached hereto as Exhibit B-1 ("Closing Warrant") and (ii)
                                       -----------   ---------------
the Prepayment Warrant entitling the holder thereof to purchase an additional 426,667 shares of Common Stock ("Prepayment Warrant Shares") upon the terms and
                                 -------------------------
conditions set forth herein and in the form of Warrant attached hereto as Exhibit B-2 ("Prepayment Warrant") if the Note is not fully prepaid within six
-----------   ------------------
(6) months of the date of this Agreement;

     D. If the Company fails to satisfy all its obligations under the Note on or before the Scheduled Maturity Date, the Company will issue to the Purchaser the Default Warrant entitling the holder thereof to purchase shares the Common Stock ("Default Warrant Shares") upon the terms and conditions set forth herein
        ----------------------
and in the form of Warrant attached hereto as Exhibit B-3;
                                              -----------

     E. A portion of the proceeds of the financing contemplated by this Agreement will be used to pay in full the Company's obligations under that certain Promissory Note ("Northwestern Mutual Deed of Trust Note") made by the
                          --------------------------------------
Company, as borrower, to Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), dated October 31, 1989, and obtain the release of the
  -------------------
lien under the Deed of Trust and Security Agreement dated October 31, 1989 and recorded in the official records of Orange County, California as Instrument No. 89-642543 ("Northwestern Deed of Trust") securing such indebtedness;
            --------------------------

     F. The Closing Warrant, Prepayment Warrant, and Default Warrant are collectively referred to herein as the "Warrants." The Closing Warrant Shares,
                                        --------
Prepayment Warrant Shares, and Default Warrant Shares are collectively referred to herein as the "Warrant Shares." The Note and the Warrants are collectively
                  --------------
referred to herein as the "Purchased Securities" or "Convertible
                           --------------------      -----------

Securities." The Convertible Securities, the Conversion Shares and the Warrant
----------
Shares are collectively referred to herein as the "Securities";
                                                   ----------

     G. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"),
                               ---------       -----------------------------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws; and

     H. Contemporaneously with the execution and delivery of this Agreement, the Company is executing and delivering to the Purchaser a Deed of Trust and Assignment of Rents and Leases, Security Agreement and Fixture Filing ("Deed of
                                                                         -------
Trust") for the real property located at 1515 S. Manchester Avenue, City of
-----
Anaheim, County of Orange, State of California 92802 (the "Property") in the
                                                           --------
form attached hereto as Exhibit D, a UCC-1 Financing Statement covering all the
                        ---------
fixtures, equipment and appurtenances affixed to the Property to secure the repayment of the Note, interest, costs, expenses and any other obligations arising from or relating to the Transaction Documents (as defined in Section 3.2 herein).

                                   AGREEMENTS
                                   ----------

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I
                   PURCHASE AND SALE OF SECURITIES; SECURITY

     1.1  Purchase of Securities.  The purchase price (the "Purchase Price") to
          ----------------------                            --------------
be paid by the Purchaser for the Note, Closing Warrant and other Warrants, if any, to be issued to the Purchaser pursuant to this Article I shall be Sixteen Million Dollars ($16,000,000). At the Closing (as defined herein), subject to the terms and the satisfaction (or waiver) of the conditions set forth in Articles VI and VII, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company (i) the Note in the principal amount of Sixteen Million Dollars ($16,000,000) and bearing interest from the date hereof, (ii) the Closing Warrant entitling the holder thereof to purchase 426,667 Closing Warrant Shares at a price $4.00 per share, subject to adjustment; and (iii) the Prepayment warrant entitling the holder thereof to purchase 426,667 Prepayment Warrant Shares at a price of 110% of the Market Price of the Common Stock determined as of the date 180 days from the date of Closing ("Six Month Anniversary"), subject to adjustment.
          ---------------------

     1.2  Form of Payment.  At the Closing, the Purchaser shall pay the Purchase
          ---------------
Price for the Purchased Securities by wire transfer to Stewart Title Company of California, Inc., as escrowee ("Escrowee") pursuant to the Escrow Agreement
                                --------
("Escrow Agreement") in the form attached hereto as Exhibit E, against delivery
------------------                                  ---------
of a duly executed Note, Closing Warrant and Prepayment Warrant, and the Company shall deliver to the Escrowee such executed Note, Closing Warrant and Prepayment Warrant against delivery of such Purchase Price from the Purchaser.

     1.3  Closing.  Subject to the terms and conditions set forth in this
          -------
Agreement, the issuance, sale and purchase of the Note and Warrants shall be consummated (the "Closing") on May 22, 2001 at 11:00 a.m. Chicago time, at the
                  -------
offices of Escrowee. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII below, the Closing will be deemed to occur when the Escrowee has (i) received full payment by the Purchaser of the Purchase Price; (ii) disbursed the funds necessary to pay Expenses pursuant to Section 4.6; (iii) disbursed and delivered to Northwestern Mutual the amount of funds necessary to satisfy in full all payment obligations arising out of and in connection with the Northwestern Mutual Deed of Trust Note; (iv) obtained and recorded the satisfaction and release of the Northwestern Deed of Trust in proper form in the official records of Orange County, California; (v) recorded the Deed of Trust in proper form in the official records of Orange County, California; and (vi) wired the Purchase Price less the amounts disbursed in accordance with clauses (i), (ii) and (iii) hereof to the Company in immediately available funds.

     1.4  Default Warrant.  If the Company fails to pay to Purchaser all unpaid
          ---------------
principal, accrued interest and all other payment obligations arising under the Note on the Scheduled Maturity Date, then on the next Business Day following the Scheduled Maturity Date and without further obligation of the Purchaser to act the Company shall issue and deliver to Purchaser a Warrant (the "Default
                                                                 -------
Warrant") entitling the holder thereof to purchase the number of shares of Common Stock ("Default Warrant Shares") that is equal to $1,600,000 divided by
               ----------------------
110% of the Market Price of the Common Stock determined as of the Scheduled Maturity Date. The Default Warrant expires five (5) years from the Scheduled Maturity Date. The Default Warrant Shares shall have a per share exercise price equal 110% of the Market Price determined as of Scheduled Maturity Date. In issuing the Default Warrant, the Company shall place the following in the blanks in Form of Warrant (i) the first Business Day next following the Scheduled Maturity Date shall be the date of issue (ii) the number of Default Warrant Shares, calculated as set forth herein, shall be the number of fully paid and nonassessable shares (two places on first page) into which the Warrant is convertible (iii) 110% of the Market Price as of the Scheduled Maturity Date shall be the initial Exercise Price and (iv) the date which is five years from the date of issue shall be the date after which the Default Warrant becomes void.

     1.5  Certain Definitions. When used herein, the following terms shall have
          -------------------
the respective meanings indicated:

          (a)  "Affiliate" means (i) any officer, director or shareholder of
                ---------
the Company or any of its subsidiaries, (ii) any corporation or any other person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Company or any of its subsidiaries or (iii) any officer, director, trustee, partner or shareholder of any corporation or any other person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with the Company or any of its subsidiaries.

          (b)  "Business Day" shall mean any day on which the New York Stock
                ------------
Exchange (the "NYSE") and commercial banks in the city of New York are open
               ----
for business.

          (c)  "Closing Bid Price" shall mean, with respect to the Common
                -----------------
Stock, the closing bid price for the Common Stock occurring on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets is not then reporting such prices, by a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the Purchaser (collectively, "Bloomberg") or if the foregoing does not apply, the last
                ---------
reported bid price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no bid price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on any of the foregoing bases, the Closing Bid Price of such security shall be the fair market value as reasonably determined by an independent investment banking firm selected by the Purchaser, and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

          (d)  "Closing Trade Price" shall mean, with respect to the Common
                -------------------
Stock, the last sale price reported for the Common Stock on a given Trading Day on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg or, if no sale price was reported on such Trading Day by Bloomberg, the last sale price reported by Bloomberg on the Trading Day on which such prices were last reported.

          (e)  "Employee Plan" includes any pension, retirement, disability,
                -------------
medical, dental or other health plan, life insurance or other death benefit plan, profit sharing, deferred compensation, stock option, bonus or other incentive plan, vacation benefit plan, severance plan, or other employee benefit plan or arrangement, including, without limitation, those pension, profit-sharing and retirement plans of the Company and each of its subsidiaries and any pension plan, welfare plan, Defined Benefit Pension Plans (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA")) or any multi-employer plan, maintained or administered
               -----
by the Company or any of its subsidiaries to which the Company or any of its subsidiaries is a party or may have any liability or by which the Company or any of its subsidiaries is bound.

          (f)  "Environmental Laws" means all federal, state and local Laws
                ------------------
(including, without limitation, the common law), statutes, ordinances, rules, regulations and other requirements (including, without limitation, administrative orders, consent agreements and conditions contained in the applicable permits), relating to health, safety or the protection of the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. (S) 9601 et
                                           ------
seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. (S) 6901
                                                   ----
et seq., and the Clean Air Act 42. U.S.C. (S) 7401 et seq., as amended or hereafter amended.

          (g)  "Governmental Body" means any foreign, federal, state, municipal
                -----------------
or other government, or any department, commission, board, bureau, agency, public authority, thereof or any court or arbitrator

          (h)  "Information Technology" means, with respect to a person or
                ----------------------
entity, all systems, software, hardware, information technology, microcode, embedded chips, and all electronic or electronically controlled systems, machinery or components reliant on or included within the foregoing, which are owned, leased, licensed or used by such person or entity, including, without limitation, items of the foregoing description related to the facilities, equipment, manufacturing and order entry processes, quality control activities, accounting and bookkeeping, records and record-keeping activities of such person or entity

          (i)  "Market Price" means the average of the Closing Bid Prices for
               ------------
the Common Stock during the ten (10) consecutive Trading Days preceding, but not including the determination date, but in any event, not greater than the average of the Closing Bid Prices for the three (3) consecutive Trading Days preceding the determination date.

          (j)  "Material Adverse Effect" shall have that meaning set forth in
                -----------------------
Section 3.2 hereof.

          (k)  "Prohibited Transaction" shall have that meaning set forth in
                ----------------------
Section 406 of ERISA or Section 4975 of the Internal Revenue Code.

          (l)  "Reportable Event" shall have that meaning set forth in Section
                ----------------
4043 of ERISA and the regulations issued thereunder.

          (m)  "Trading Day" shall mean any day on which the Common Stock is
                -----------
purchased and sold on the principal securities exchange or market on which the Common Stock is then listed or traded.

                                  ARTICLE II
                  PURCHASER'S REPRESENTATIONS AND WARRANTIES

     The Purchaser represents and warrants to the Company as set forth in this
Article II. The Purchaser makes no other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

     2.1  Purchase for Own Account. The Purchaser is purchasing the Securities
          ------------------------
for the Purchaser's own account and not with a view toward or in connection with the public resale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser will not resell any of the Purchased Securities or any securities which may be issued upon exchange or conversion thereof except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, the Purchaser does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of any or all of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act.

     2.2  Accredited Investor Status. The Purchaser is an "accredited investor"
          --------------------------
as that term is defined in Rule 501(a) of Regulation D.

     2.3  Reliance on Exemptions. The Purchaser understands that the Securities
          ----------------------
are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

     2.4  Information. The Purchaser and its counsel have been furnished all
          -----------
materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Purchased Securities which have been specifically requested by the Purchaser. The Purchaser has been afforded the opportunity to ask questions of the Company and has received what the Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such materials or inquiries nor any other due diligence investigation conducted by the Purchaser nor any of its representations, warranties, covenants or agreements shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Article III. The Purchaser understands that the Purchaser's investment in the Securities involves a high degree of risk.

     2.5  Governmental Review. The Purchaser understands that no United States
          -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

     2.6  Transfer or Resale. The Purchaser understands that (i) except as
          ------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of
Section 5.1 hereof or as otherwise may be permissible under the Securities Act);
(ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance
                                       --------
with the terms of said Rule 144 and further, if said Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

     2.7  Legends. The Purchaser understands that, subject to Article V hereof,
          -------
the for the Note and the Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser pursuant to Rule 144 or otherwise without registration, the certificates for the Conversion Shares and Warrant Shares will bear a restrictive legend (the "Legend") in the following form:
 ------

     THE SECURITIES REPRESENTED BY THIS [NOTE] [WARRANT] [CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Except for the Legend in accordance with this Section 2.7 and Section 5.1 hereof, the Securities shall bear no other legend.

     2.8  Authorization; Enforcement.  This Agreement, the Registration Rights
          --------------------------
Agreement and the consummation by the Purchaser of the transactions contemplated hereby have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable against Purchaser in accordance with their terms and no other limited liability company proceeding on the part of the Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

     2.9  Residency. The Purchaser is a resident of the State of Illinois.
          ---------

     2.10  Brokers and Finders.  The Purchaser has not employed any investment
           -------------------
banker, broker, finder, or intermediary in connection with the transaction contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder's financial advisory or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser that:

     3.1  Title to Property.  The Company shall have good and marketable title
          -----------------
to the Property, and the Property shall not be subject to any lien, encumbrance, easement or other title matter except for the First Deed in Trust or as otherwise set forth on Schedule 3.1. The Company shall defend such title
                       ------------
against all other claims and demands.

     3.2  Organization and Qualification.  The Company and each of its
          ------------------------------
subsidiaries, if any, is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse
                          -----------------------
effect on (i) the business, operations, properties, financial condition, operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis, (ii) the transactions contemplated hereby, (iii) the ability of the

Company to perform its obligations under this Agreement, the Note, any of the Warrants, the Deed in Trust, the Indemnification Agreement or the Registration Rights Agreement, including any exhibits thereto (collectively, the "Transaction Documents"), or (iv) any agreement affecting the Property's
 ---------------------
ownership, development, use or operation other than that set forth on Schedule
                                                                      --------
3.2.
---

     3.3  Authorization; Enforcement.  (a) The Company has the requisite
          --------------------------
corporate power and authority to (i) enter into, and perform its obligations under each of the Transaction Documents, (ii) issue, sell and perform its obligations with respect to the Note and the Warrants in accordance with the terms hereof and thereof, and (iii) issue the Conversion Shares and Warrant Shares in accordance with the terms and conditions of the Note and the Warrants;
(b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement and the execution and delivery of the Note, Deed in Trust and the Warrants by the Company and the consummation by it of each of the transactions contemplated hereby and thereby (including without limitation the issuance of the Convertible Securities and the reservation for issuance and issuance of the Conversion Shares and Warrant Shares) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (including under rules of the Nasdaq National Market ("Nasdaq") or any other exchange on which the Company's Securities are traded
  ------
(the National Association of Securities Dealers or otherwise); (c) this Agreement, the Note, the Deed in Trust, Warrants and the Registration Rights Agreement have been duly executed and delivered by the Company; and (d) each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that the enforcement hereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect relating to creditors' rights generally and (ii) general principals of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

    3.4  Capitalization.  The capitalization of the Company as of the date of
         --------------
this Agreement, including the authorized capital stock, the number of shares issued and outstanding, the number of shares reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Convertible Securities), directly or indirectly, exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be initially reserved for issuance upon conversion of the Convertible Securities into Conversion Shares and Warrants and the exercise of each of the Warrants is set forth on Schedule 3.4.
                                                                  ------------
All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Conversion Shares and Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3.4, as
                                                              ------------
of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, directly or indirectly, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation as currently in effect ("Certificate of Incorporation"), and the Company's By-laws as currently
         ------------------------------
in effect (the "By-laws").  The Company has set forth on Schedule 3.4 all
                -------                                  ------------
instruments and agreements (other than the Certificate of Incorporation and By-laws) governing securities convertible into or exercisable or exchangeable for Common Stock of the Company (and the Company shall provide to the Purchaser copies thereof upon the request of the Purchaser). Except as set forth on

Schedule 3.4, the Company has no indebtedness for borrowed money and no
------------
agreement providing for indebtedness for borrowed money.  Except as set forth on

Schedule 3.4, the Company has no share purchase agreements, rights plans,
------------
agreements or instruments containing similar provisions and no agreements containing anti-dilution provisions. The Company shall provide the Purchaser with a written update of this representation signed by the Company's Chief Executive Officer or Chief Financial Officer on behalf of the Company as of the Closing Date and it shall be a condition to the Purchaser's obligations at Closing that there are no material changes in such capitalization since the Company's representation on the date hereof. The Company has no subsidiaries, except as provided on Schedule 3.4. Except as set forth on Schedule 3.4, all
                      ------------
such subsidiaries included on Schedule 3.4 are one hundred percent (100%) owned
                              ------------
by the Company.  Except as provided on Schedule 3.4, Company has no investments,
                                       ------------
either debt or equity, in any other entity.

     3.5  Issuance of Shares. The Conversion Shares and Warrant Shares are duly
          ------------------
authorized and reserved for issuance, and, upon conversion of such portions of the Note that are convertible into Conversion Shares, and exercise of any of the Warrants, each of the Conversion Shares, and Warrant Shares, respectively, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Convertible Securities are duly authorized and reserved for issuance, and are validly issued, fully paid and non-assessable, and free from all taxes, liens claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights of stockholders of the Company. No further corporate authorization or approval is required under the rules of the Nasdaq with respect to the transactions contemplated by this Agreement, including, without limitation, the issuance of the Conversion Shares and Warrant Shares.

     3.6  No Conflicts.  The execution, delivery and performance of each of the
          ------------
Transaction Documents, by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance and reservation for issuance, as applicable, of the Conversion Shares and Warrant Shares) do not and will not (a) result in a violation of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and to their knowledge after due inquiry no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor to their knowledge after due inquiry has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as the Purchaser owns any of the Securities, in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or authority in order for it to execute, deliver or perform any of its obligations under any of the Transaction Documents or to perform its obligations in accordance with the terms hereof or thereof. The purchase and acquisition of the Securities by the Purchaser does not violate any law, rule, regulation, order, judgment or decree applicable to the Company, or require further filing by the Company or the Purchaser under such law, rule, regulation, order, judgment or decree, by virtue of the Company's business or assets. The Company is not in violation of the listing requirements of Nasdaq and does not reasonably anticipate that the Common Stock will be delisted by Nasdaq for the foreseeable future. The Company will make all necessary filings and notifications with, and will obtain all necessary approvals from, Nasdaq with respect to the transactions contemplated hereby, including, without limitation, the issuance of the Securities and the listing of the Conversion Shares and the Warrant Shares on Nasdaq immediately upon request by the Purchaser.

     3.7  Registration and SEC Documents.  The Common Stock is registered under
          ------------------------------
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange
                                                                    --------
Act") and has been so registered since May 1, 1998.  Since December 31, 1998,
---
the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed after January 1, 1998 and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being referred to herein as the "SEC Documents"). The Company has delivered to the Purchaser true
               -------------
and complete copies of the SEC Documents filed on or after January 1, 2000 (the SEC documents filed prior to the date hereof, the "Filed SEC Documents"). As of
                                                   -------------------
their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 3.7 of this Agreement, none of the statements made in any
             ------------
such SEC Document is, or has been, required to be updated or amended under applicable law. The financial statements of the Company included in the SEC Documents were prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the Filed SEC Documents, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred subsequent to the date of such financial statements in the ordinary course of business consistent with past practice and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i) and (ii) next above which, individually and in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries taken on a whole. The Filed SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). None of the Company, its subsidiaries
                               --------
or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation relates to indebtedness for borrowed money, is with respect to an obligation in excess of One Hundred Thousand dollars ($100,000) or would have a Material Adverse Effect. To the knowledge of the Company after due inquiry, no event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, or the happening of any further event or condition, would become a breach or default by the Company or its subsidiaries under any Contract which breach or default would have a Material Adverse Effect.

     3.8  Absence of Certain Changes.  Since December 31, 2000, there has been
          --------------------------
no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company that could have a Material Adverse Effect.

     3.9  Absence of Litigation.  Except as disclosed in Schedule 3.9, there is
          ---------------------                          ------------
no action, suit, proceeding, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries after due inquiry, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding could have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. There are no facts which, if known by a potential claimant or governmental agency or authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

     3.10  Disclosure.  No information relating to or concerning the Company set
           ----------
forth in this Agreement or provided to the Purchaser in connection with the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for the execution and performance of this Agreement, no material fact (within the meaning of the federal securities laws of the United States) exists with respect to the Company or any of its subsidiaries which has not been publicly disclosed.

     3.11  Acknowledgment Regarding Purchaser's Purchase of the Securities.  The
           ---------------------------------------------------------------
Company acknowledges and agrees that the Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between the Purchaser and the Company, are "arms-length", and that any statement made by the Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, is merely incidental to the Purchaser's purchase of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     3.12  Current Public Information.  The Company is currently eligible to
           --------------------------
register the resale of the Conversion Shares and Warrant Shares by the Purchaser on a registration statement on Form S-3 under the Securities Act for the account of Purchaser (and not for or on behalf of Company).

     3.13  No General Solicitation.  Neither the Company nor any person acting
           -----------------------
on behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

     3.14  No Integrated Offering.  Neither the Company, nor any of its
           ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation
D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein contained of the Purchaser to the extent relevant for such determination.

     3.15  No Brokers. The Company has not employed any investment banker,
           ----------
broker, finder, or intermediary in connection with the transaction contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder's financial advisory or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

     3.16  Intellectual Property.  Each of the Company and its subsidiaries
           ---------------------
owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge

(collectively, "Intangibles") used or necessary for the conduct of its business
                -----------
as now being conducted and as previously described in the Company's Annual Report on Form 10-K most recently filed and any subsequently filed reports on Form 10-Q and Form 8-K. To the knowledge of the Company after due inquiry, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     3.17  Foreign Corrupt Practices. Except as provided in Schedule 3.17,
           -------------------------                        -------------
neither the Company, nor any of its subsidiaries, nor to the knowledge of the Company after due inquiry has any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Without limiting the generality of the foregoing, the Company and its subsidiaries have not directly or indirectly made or agreed to make (whether or not said payment is lawful) any payment to obtain, sales other than usual and regular compensation to its or their employees and sales representatives with respect to such sales.

     3.18  Key Employees.  No Key Employee (as defined below), to the
           -------------
knowledge of the Company and its subsidiaries after due inquiry, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the knowledge of the Company and its subsidiaries after due inquiry, any intention to terminate or limit his employment with, or services to, the Company or any of its subsidiaries, nor is any such Key Employee subject to any constraints (e.g., litigation) which would cause such employee to be unable to devote his full time and attention to such employment or services. "Key Employee" means any employee whose function is
                         ------------
material to the business of the Company or whose ceasing to be an employee would be reasonably likely to result in the occurrence of a Material Adverse Effect.

     3.19  Solvency.  Immediately before and after giving effect to the
           --------
transactions contemplated by this Agreement, the Company (i) has not incurred and does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due, and (ii) owns and will have assets, the fair saleable value of which is (a) greater than the total amount of its liabilities (including contingent liabilities) and (b) greater than the amount that will be required to pay the probable liabilities of its then existing debts as they become absolute and matured.

     3.20  Northwestern Deed of Trust Note.  As of the date hereof, the amount
           -------------------------------
necessary to pay all amounts due and owing under the Northwestern Deed of Trust Note (assuming the entire principal balance has to be paid on the date hereof) is $6,154,018.97. Such amount will increase by $1,498.40 per day until the date of any late payment

     3.21  Taxes.  The Company has filed all federal, state, county and
           -----
municipal tax returns required to have been filed by the Company and has paid all taxes that have become due pursuant to such returns or to any notice of assessment received by the Company, and the Company has no knowledge of any basis for any additional assessment with respect to such taxes. Company has paid all taxes, assessments, governmental charges, levies, licenses, and fees of any kind or charges resulting from covenants, conditions and restrictions affecting the Property that are due and payable. To the best of the Company's knowledge, no special assessments or levies are pending or contemplated against the Property or any part thereof.

     3.22  Rights Plan.  The Company has taken the necessary corporate action to
           -----------
amend and has amended the Odetics, Inc. and Fleet National Bank (f/k/a BankBoston, N.A.) Rights Agreement dated as of April 24, 1998 ("Rights
                                                                ------
Agreement") in a manner such that the Purchaser will not become an Acquiring
---------
Person (as such term is defined in the Rights Agreement) as a result of the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, including, without limitation, the conversion of the Note and the exercise of the Warrants and none of the transactions contemplated hereby including, without limitation, such conversion and exercise would, individually or in the aggregate, result in a Triggering Event (as such term is defined in the Rights Agreement). The board of directors has approved the acquisition of up to five percent (5%) of the capital stock of the Company by the Purchaser such that such acquisitions will not result in the Purchaser becoming an Acquiring Person or result in a Triggering Event.


                                  ARTICLE IV
                                   COVENANTS

     4.1  Best Efforts.  The Company shall use its best efforts to timely
          ------------
satisfy each of the conditions described in Articles VI and VII of this Agreement.

     4.2  Securities Laws.  The Company agrees to file a Form D with respect
          ---------------
to the Securities with the SEC as required under Regulation D and to provide a copy thereof to the Purchaser on or prior to the date of Closing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within three (3) days following the Closing Date. Such Form 8-K shall contain as exhibits this Agreement, the form of Note, form of Deed in Trust, the form of Warrants and the Registration Rights Agreement. The Company shall, on or prior to the date of Closing, take such action as is necessary to sell the Securities to the Purchaser in accordance with applicable securities laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchaser on or prior to the date of the applicable Closing. Without limiting any of the Company's obligations under any Investment Agreement from and after the Closing Date, neither the Company nor any person acting on its behalf shall take any action which would adversely affect any exemptions from registration under the Securities Act with respect to the transactions contemplated hereby.

     4.3  Reporting Status.  So long as the Purchaser beneficially owns any of
          ----------------
the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     4.4  Use of Proceeds.  The Company shall use the proceeds from the sale of
          ---------------
the Securities for the purpose set forth in Schedule 4.4.
                                            ------------

     4.5  Restrictions on Issuance of Securities and Issuance of Debt.
          -----------------------------------------------------------

          (a) During the period the Note is outstanding (such period, the "Financing Restriction Period"), the Company shall not, without the prior
-----------------------------
written consent of the Purchaser, which consent may be withheld by the Purchaser at its absolute discretion for any reason or without reason, issue or agree to issue (except issuance pursuant to (i) an employee benefit plan or program duly adopted by the Company and in effect on the date hereof, (ii) any options, warrant or convertible securities outstanding on the date hereof, any equity-like or equity-linked securities of the Company or any security convertible into or exercisable or exchangeable, directly or indirectly, for equity, equity-like or equity-linked securities of the Company (any such securities, "Restricted Securities").
             ---------------------

          (b) During the one (1) year period beginning on the date immediately following the final day of the Financing Restriction Period, the Company will not issue or agree to issue or offer to issue or solicit any offer or inquiry with regard to any Restricted Securities unless the Company has satisfied all of the following requirements with respect to such issuance:

               (i) The Company shall have delivered a notice to the Purchaser (the "Transfer Notice"), which notice shall include (A) the terms and number of
      ---------------
units of the security and the consideration per unit which the Company desires to receive for the securities (which, in the case where the Company shall have received an offer to purchase such securities other than from the Purchaser (a "Third Party Offer"), shall be the consideration set forth in such offer) and
------------------
(B) all of the material terms and conditions, including the terms and conditions of payment, upon which the Company proposes to transfer said securities (which, in the case of a Third Party Offer, shall be the terms and conditions set forth in the Third Party Offer);

               (ii) Upon the delivery of the Transfer Notice, the Purchaser shall have an option to purchase all or any part of the securities described therein on the terms and conditions described therein (the "Right of First
                                                            --------------
Offer"). Such option shall be exercisable by the Purchaser by service of written
-----
notice upon the Company within ten (10) business days of receipt of the Transfer Notice; and

               (iii) If the options created in clause (ii) hereof are not exercised by the Purchaser within five (5) business days of service of the Transfer Notice, or if such options are exercised only in part, then, within a period of forty-five (45) days beginning on the day following the date of expiration of the option period, the Company may issue some or all of the securities sought to be issued as to which such options were not exercised, at a price which is not less than one hundred percent (100%) of the price specified in the Transfer Notice and on terms and conditions not less favorable to the Company than those specified in the Transfer Notice.

     (c) Without implication that the contrary would otherwise be true, the Company shall not indirectly accomplish any action which the preceding paragraphs of this Section 4.5 would have otherwise prohibited from being effected directly (for example, by an asset drop-down to a subsidiary followed by the offering of securities of such subsidiary).

     4.6  Expenses.  The Company shall pay to the Purchaser at Closing an amount
          --------
equal to the expenses incurred by the Purchaser and its affiliates and advisors in connection with the negotiation, preparation, execution, and delivery of this Agreement, the other Transaction Documents and such other agreements and documents to be executed in connection herewith, including, without limitation, Purchaser's and its affiliates' and advisors' due diligence expenses, attorneys' fees and expenses, and cost of appraisals, environmental investigations, engineering review and an environmental liability policy that provides aggregate coverage in the amount of $10,000,000 with a limitation per incident of not less than $10,000,000 (the "Expenses").
                       --------

     4.7  Information. The Company agrees to send the following reports to the
          -----------
Purchaser until the Purchaser transfers, assigns or sells all of its Securities:
(a) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within five (5) days after release, copies of all press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to the Purchaser any information with respect to the Company, its properties, or its business or the Purchaser's investment as the Purchaser may reasonably request; provided, however, that if any information requested by the Purchaser from the Company contains material non-public information, the Company shall inform the Purchaser in writing that the information requested contains material non-public information and shall in no event provide the material non-public portion of such information to the Purchaser without the express prior written consent of the Purchaser after being so informed.

     4.8  Listing Requirement.  The Company shall use its best efforts
          -------------------
continue the trading and listing of its Common Stock on the Nasdaq National Market and shall include from and after the Closing all Conversion Shares and Warrant Shares in such listing(s) and shall comply in all respects with the Company's filing and other obligations under the rules of Nasdaq National Market, and shall use its best efforts to not permit the suspension or termination of any such trading.

     4.9  Prospectus Delivery Requirement. The Purchaser understands that the
          -------------------------------
Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by the Purchaser of the Common Stock being sold.

     4.10 Intentional Acts or Omissions.  The Company shall not intentionally
          -----------------------------
perform any act which if performed, or intentionally omit to perform any act which, if omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby or the benefits intended to be secured thereby by the Purchaser (including, without limitation, pursuant to any agreements or documents obtained by the Company as a condition to any Closing hereunder).

     4.11  Corporate Existence.  So long as the Purchaser beneficially owns any
           -------------------
Convertible Securities, Conversion Shares or Warrant Shares, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all Convertible Securities outstanding as of the date of such transaction.

     4.12  Reserved Amount.  On the Closing Date and thereafter, the Company
           ---------------
shall have authorized and reserved and keep available for issuance out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the full exercise of all Convertible Securities and issuance of the Conversion Shares and Warrant Shares in connection therewith in each of the foregoing cases without regard to any limitation on conversion or exercise.

     4.13  Waiver of Usury Defense.  To the extent permitted by applicable law,
           -----------------------
the Company agrees that it will not assert, plead (as a defense or otherwise) or in any manner whatsoever claim (and will actively resist any attempt to compel it to assert, plead or claim) in any action, suit or proceeding that the effective interest rate on the Convertible Securities violates present or future usury or other laws relating to the interest payable on any indebtedness and will not otherwise avail itself (and will actively resist any attempt to compel it to avail itself) of the benefits or advantages of any such laws.


                                   ARTICLE V
                  LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

     5.1  Removal of Legend.  The Legend shall be removed and the Company
          -----------------
shall issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without the Legend if (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company, so long as the Securities represented by such Legended certificate(s) are not registered on an effective Registration Statement which is available for immediate use and all the Securities may be publicly sold or transferred in reliance thereon) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such Security can be sold pursuant to Rule 144 and a registered broker dealer provides to the Company's transfer agent and counsel copies of (i) a "will sell" letter satisfying the guidelines established by the SEC and its staff from time to time and (ii) a customary seller's representation letter with respect to such a sale to be made pursuant to Rule 144 and (iii) a Form 144 in respect of such Security executed by such holder and filed (or mailed for filing) with the SEC or (d) such Security can be sold pursuant to Rule 144(k). The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective Registration Statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

     5.2  Transfer Agent Instructions.  The Company shall instruct its transfer
          ---------------------------
agent to issue certificates, registered in the name of the Purchaser or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by the Purchaser to the Company upon, and in accordance with, the conversion of such portions of the Note that may be convertible into the Conversion Shares, Prepayment Warrants and Default Warrant (such Warrants being exercisable into Prepayment Warrant Shares, and Default Warrant Shares, respectively). Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by Section 5.1 above. The Company warrants that no instruction other than such instructions referred to in this Article V, and no stop transfer instructions other than stop transfer instructions to give effect to Section 2.6 hereof in the case of the Conversion Shares and Warrant Shares prior to registration under the Securities Act, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. Without limiting any other rights of the Purchaser or obligations of the Company, if (a) the Purchaser provides the Company with an opinion of counsel reasonably acceptable to the Company, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company, so long as the Securities represented by such Legended certificate(s) are not registered on an effective Registration Statement which is available for immediate use and all the Securities may be publicly sold or transferred in reliance thereon), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) the Purchaser transfers Securities pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by the Purchaser in order to effect such a transfer or sale. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.


                                  ARTICLE VI
                CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     6.1  Conditions to the Company's Obligation to Sell.  The obligation of the
          ----------------------------------------------
Company hereunder to issue and sell the Purchased Securities to the Purchaser on the Closing Date is subject to the satisfaction, as of the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in the Company's sole discretion:

               (i) The Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Company.

               (ii) The Purchaser shall deliver the Purchase Price in accordance with Section 1.2.
                -----------

               (iii) The representations and warranties of the Purchaser shall be true and correct as of the date when made and as of the Closing as though made at that time, and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by the Purchaser at or prior to the Closing.

               (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.


                                  ARTICLE VII
               CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE

     7.1  Conditions to the Closing.  The obligation of the Purchaser
          -------------------------
hereunder to purchase the Purchased Securities to be purchased by it on the Closing Date is subject to the satisfaction, as of the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

               (i) The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement and delivered the same to the Purchaser.

               (ii) The Company shall have delivered a duly executed Note (in such denominations as the Purchaser shall request) and the Closing Warrant and Prepayment Warrant being so purchased by the Purchaser at the Closing.

               (iii) The Company shall have good and marketable title to the Property, not subject to any lien, encumbrance, easement or other limitation on title to or use of the

Property except for the Northwestern Deed of Trust, subject to Section 7.1(v) hereof, or as set forth in Schedule 3.1. The Company shall defend such title
                           ------------
against all other claims and demands.

               (iv) The Company shall have delivered the duly executed Deed of Trust on the Company's Property substantially in the form attached hereto as Exhibit D and such Deed of Trust shall have been recorded in proper form in the
---------
official records of Orange County, California.

               (v) The Company shall have caused the lien created by the Northwestern Deed of Trust to be satisfied and released and the release shall be recorded in proper form in the official records in Orange County, California on the date of Closing.

               (vi) The Company shall have obtained and delivered to the Purchaser a ALTA lender's title insurance policy in a form acceptable to the Purchaser in its sole discretion naming the Purchaser as the insured party.

               (vii) The Company shall have obtained and delivered to the Purchaser a forebearance agreement entered into by Transamerica Business Credit Corporation ("TBCC") in a form reasonably acceptable to Castle Creek whereby
              ----
TBCC agrees until July 30, 2001 to waive any existing defaults under the TBCC Note and Loan Agreement (defined in subparagraph (xvi) hereof) forbear from exercising any right to declare the TBCC Note due and payable prior to July 30, 2001.

               (viii) The Company shall have delivered evidence of property, casualty and business interruption insurance satisfying the requirements of the Deed of Trust and naming the Purchaser as an insured party.

               (ix) The Common Stock, including all Conversion Shares and Warrant Shares, shall be listed on the Nasdaq or the New York Stock Exchange ("Exchange") and trading in the Common Stock shall not have been suspended by
  --------
the Exchange, the SEC or any other regulatory authority and no de-listing or suspension shall be reasonably likely to occur in the reasonable judgment of the Purchaser for the foreseeable future.

               (x) The representations and warranties of the Company contained in this Agreement, the Note and in the Deed of Trust shall be true and correct as of the date when made and as of the Closing as though made at that time and the Company shall have performed, satisfied and complied with the covenants and agreements required by this Agreement or the Deed of Trust to be performed or complied with by the Company at or prior to the Closing. The Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing to the foregoing effect and as to such other matters as may be reasonably requested by the Purchaser.

               (xi) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

               (xii) The Purchaser shall have received the officer's certificate described in Section 3.4, dated as of the Closing.

               (xiii) The Purchaser shall have received an opinion of the Company's legal counsel, dated as of the date of Closing, in the form attached hereto as Exhibit I.
          ---------

               (xiv) The Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit F.
---------

               (xv) No event shall have occurred which constitutes an Event of Default (as defined in the Note) or an event of default under any mortgage, deed of trust security agreement, note, or capitalized lease or which would constitute an Event of Default or an event of default under any such mortgage, deed in trust, security agreement, note and capitalized lease with notice or the passage of time or both which shall not have been cured or waived to the satisfaction of the Purchaser.

               (xvi) Company shall have obtained and delivered a copy to Purchaser of the Amendment to Loan Agreement and Waiver in the form attached hereto as Exhibit G, of TBCC to the transactions contemplated by this Agreement,
          ---------
and waiver of such breaches and defaults and rights of acceleration (whether existing or any occurrence which with the passage of time or the giving of notice would result in the acceleration or right of acceleration) that would otherwise result from the execution and delivery of this Agreement, the Note, the Warrants, the Registration Rights Agreement and the performance of the transactions contemplated hereby and thereby, under the provisions in the Loan and Security Agreement, Streamlined Facility Agreement, Letter Agreement, Amendment to Loan Agreement, Revolving Credit Note, Letter of Credit Agreements dated December 28, 1998 ("TBCC Note and Loan Agreement") and entered into by
                          ----------------------------
Odetics, Inc., a Delaware corporation, Odetics ITS, Inc., a California corporation, Gyyr Incorporated, a California corporation, Mariner Networks, Inc., a Delaware corporation and Meyer, Mohaddes Associates, Inc., a California corporation.

               (xvii) The Company shall have delivered the duly executed the Hazardous Substances Indemnity Agreement ("Indemnity Agreement") in the form
                                           -------------------
attached hereto as Exhibit H.
                   ---------

               (xviii) The Company shall have amended the Rights Agreement by and between the Company and Fleet National Bank (f/k/a BankBoston, N.A.) (the "Rights Agent") in a manner such that the Purchaser will not become an Acquiring
 ------------
Person (as such term is defined in the Rights Agreement) as a result of the execution, delivery and performance of this Agreement, and consummation of the transactions contemplated hereby, including, without limitation, the conversion of the Note and the exercise of the Warrants, and none of the transactions contemplated hereby, including, without limitation, such conversion and exercise would, individually or in the aggregate, result in a Triggering Event (as such term is defined in the Rights Agreement).

               (xix) The Company shall have provided to Purchaser a copy of the duly authorized and adopted amended Rights Agreement required by Section 7.1 (xviii) herein.

               (xx) The board of directors shall have approved the acquisition of up to five percent (5%) of the capital stock of the Company by the Purchaser such that such acquisitions will not result in the Purchaser becoming an Acquiring Person or result in a Triggering Event.

               (xxi) The Company shall have obtained through Commerce and Industry Insurance Company a Pollution Legal Liability Select(R) insurance policy for the Property covering the following: (a) on-site clean-up of pre-existing conditions; (b) on-site clean-up of new conditions; (c) third-party claims for on-site bodily injury and property damage; (d) third-party claims for off-site clean-up resulting from pre-existing conditions; (e) third-party claims for off-site clean-up resulting from new conditions; (f) third-party claims for off-site bodily injury and property damage; and (g) third-party claims for on-site bodily injury, property damage or clean-up costs-non-owned locations in the form proposed by James C. Herrmann & Associates, Ltd. insurance brokers in a letter dated May 24, 2001.

                                 ARTICLE VIII
                             ADDITIONAL COVENANTS

     8.1  Effect.  Except as specifically provided below, the provisions of this
          ------
Article VIII will remain in effect until the earliest of the following to occur:
(i) the Note is paid and satisfied in full, and (ii) one year from the date of this Agreement.

     8.2  Compliance with Laws. The Company shall Comply with all federal, state
          --------------------
and local laws, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable to such Company and its operations, the failure to comply with which would have a Material Adverse Effect.

     8.3  Corporate Existence. The Company and each of its material subsidiaries
          -------------------
shall maintain and preserve their corporate existence, good standing, certificates of authority, licenses, permits, franchises, patents, trademarks, trade names, service marks, copyrights, leases and all other contracts and rights necessary or desirable to continue their operations and business as now conducted and will generally continue its existing lines of business or such businesses as are substantially related to those being presently conducted by the Company and its material subsidiaries, except as set forth on Schedule 8.3
                                                                  ------------
attached hereto.

     8.4  Financial Information and Reporting. The Company shall cause to be
          -----------------------------------
furnished to the Purchaser:

               (i) As soon as practicable and, in any event, within ninety (90) days after the end of each of the Company's fiscal years, beginning with the fiscal year ending March 31, 2002, a written statement of such Company's independent certificated public accountant (i) that in performing the audit such accountant has not obtained knowledge of any Event of Default or disclosing all Events of Default of which it has obtained knowledge and (ii) that such accountant and is aware that the Purchaser is relying on such accountant's certification, together with a copy of Company's 10-K, as filed with the SEC;

               (ii) Together with the delivery of the Company's 10-Q and 10-K required to be delivered under this Agreement, a certificate of the Company executed by an authorized officer of the Company stating whether any Event of Default or any event which, with the passage of time or giving of notice or both, would constitute such an Event of Default currently exists and is continuing and what action, if any, the Company and/or any of its subsidiaries is taking or propose to take with respect thereto; and

               (iii) Promptly (but in any event within five business days) after the occurrence of a Material Adverse Effect or a prepayment event under the Note, written notice thereof (together with simultaneous public disclosure thereof if not previously made).

     8.5  Distributions. Except as contemplated hereby, the Company shall not
          -------------
make any dividends, distributions or other expenditures with respect to the Company's equity interests or apply any of its property to the purchase, redemption or other retirement of, or set apart any sum for the payment of, or make any other distribution by reduction of equity or otherwise in respect of, any of the Company's equity interests, except for the repurchase of currently outstanding restricted shares in accordance with their current terms of issuance.

     8.6  Taxes and Laws. The Company and each of its subsidiaries shall pay
          --------------
when due all taxes, including excise taxes and duty, assessments, charges and levies imposed on the Company and each of its subsidiaries or any of their income, profits, property or assets, or which they are required to withhold and pay out, unless the Company or any of its affiliates is contesting in good faith, by an appropriate proceeding, the validity, amount or imposition of the above, subject to appropriate reserves, and such contest does not have or cause a Material Adverse Effect or impair the Company or any of its affiliates ability to perform any of its material obligations.

     8.7  Repair and Maintenance. The Company and each of its subsidiaries shall
          ----------------------
maintain all of their assets and properties in good condition and repair and in proper working order, normal wear and tear excepted, and will pay and discharge, or cause to be paid and discharged, when due, the cost of repairs, replacement or maintenance to the foregoing and all rentals or mortgage payments on the foregoing. Notwithstanding the foregoing, the Company may determine not to repair and maintain certain of its asset(s) so long as such determination and failure to repair and maintain such asset(s) shall not have a Material Adverse Effect on the business of the Company and its subsidiaries, taken as a whole.

     8.8  Employee Plans. The Company and each of its subsidiaries shall (i)
          --------------
keep in full force and effect any and all Employee Plans which are presently in existence or may, from time to time, come into existence under ERISA, and not withdraw from any such Employee Plans, unless such withdrawal can be effected or such Employee Plans can be terminated without material liability to the Company and each of its subsidiaries; (ii) make contributions to all of such Employee Plans in a timely manner and in a sufficient amount to comply with the requirements of ERISA, including the minimum funding standards of Section 302 of ERISA; (iii) comply with all material requirements of ERISA which relate to such Employee Plans; (iv) notify the Purchaser immediately upon receipt by the Company or any of its subsidiaries of any notice concerning the imposition of any withdrawal liability or of the institution of any proceeding or other action which may result in the termination of any such Employee Plans or the appointment of a trustee to administer such Employee Plans; and (v) promptly advise the Purchaser of the occurrence of any Reportable Event or Prohibited Transaction that is not exempt by statute, as defined in ERISA, with respect to any such Employee Plans.

     8.9  Environmental Matters - Indemnification. The Company and each of its
          ---------------------------------------
subsidiaries shall take or cause to be taken all actions to comply in all material respects with the requirements of all Environmental Laws including, without limitation, all filing and reporting requirements thereof. The Company hereby agrees to indemnify, hold harmless and reimburse the Purchaser for any and all loss, damage, expenses or costs of any kind or nature arising out of or incurred in connection with any prior, existing or future violations by the Company and each of its subsidiaries of any Environmental Laws in accordance with the terms of the Hazardous Substances Indemnity Agreement in the form attached hereto as Exhibit G (the "Indemnity Agreement").
                   ---------       -------------------

     8.10  Transfer of Assets. Except as set forth in Schedule 8.10, neither the
           ------------------                         -------------
Company nor any of its subsidiaries shall sell, lease, transfer or otherwise dispose of any of their assets, properties or rights, except in the ordinary course of business consistent with past practice or to the extent such assets or property and/or rights to transfer are not individually or in the aggregate material to the Company and its subsidiaries taken as a whole.

     8.11  Investments and Loans. The Company shall not make any loans to or
           ---------------------
investments in any person or entity, including any officer, director or employee, in an amount that exceeds One Hundred Thousand Dollars ($100,000) in the aggregate, except that the Company may make a loan to or invest in a subsidiary of the Company.

     8.12  Prepayment or Modification of Indebtedness; New Indebtedness. Except
           ------------------------------------------------------------
as set forth in Schedule 8.12 attached hereto, the Company and each of its
                -------------
subsidiaries shall not (i) prepay any indebtedness for money borrowed or any indebtedness secured by any of their assets (except for obligations under a capital lease), (ii) enter into or modify any agreement as a result of which the terms of payment of any of the foregoing indebtedness are amended or modified in a manner which would accelerate its payment, or (iii) enter into any note or other arrangement which would result in, or otherwise incur, additional indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000).

     8.13  Transactions with Affiliates. The Company and each of its
           ----------------------------
subsidiaries will not enter into any agreement or arrangement, written or oral, directly or indirectly, with an Affiliate, or provide services or sell goods to, or for the benefit of, or pay or otherwise distribute monies, goods or other valuable consideration to, an Affiliate, except upon fair and reasonable terms no less favorable to the Company and each of its subsidiaries than terms in a comparable arm's length transaction with an unaffiliated person or entity and except for existing intercompany debt.

     8.14  Guarantees. The Company and each of its subsidiaries shall not
           ----------
guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable in any manner with respect to the obligations or liabilities of any other person or entity, except by endorsement of instruments or items for payment or deposit or collection.

     8.15  Capital Structure.  The Company and each of its subsidiaries shall
           -----------------
not make any material change in their capital structures, enter into any new business or make any material change in their business objectives, purposes and operations, any of which would have a Material Adverse Effect.

     8.16  Leases. Except for those leases in which the Company is a party
           ------
thereto and which are fully set forth in Schedule 8.16 of this Agreement, the Company and each of its subsidiaries shall not incur or permit to exist (i) any obligations under any operating leases other than leases having an aggregate rent not in excess of Two Hundred Fifty Thousand ($250,000) per fiscal year, and
(ii) any indebtedness with respect to purchase money indebtedness and obligations with respect to leases which have been, or, in accordance with GAAP, should be, recorded as capitalized leases, for which the Company and each of its subsidiaries are obligated to pay in excess of Two Hundred and Fifty Thousand Dollars ($250,000) in the aggregate at any time ("Permitted Liens").
                                                  ---------------

     8.17  Capital Expenditures. The Company and each of its subsidiaries shall
           --------------------
not make or incur any capital expenditures in excess of One Million Dollars ($1,000,000) in any fiscal year.

     8.18  Limitation of Agreements. The Company will not, and will not permit
           ------------------------
any subsidiary to, enter into any contract, or any amendment, modification, extension or supplement to any existing contract, which contractually prohibits the Company from paying interest on, or principal of, the Note or effecting the conversion of the Note or exercising of the Warrants.

     8.19  Business Insurance. Maintain in full force and effect at all times
           ------------------
such property, casualty, business interruption and other insurance, as Purchaser shall require Company to maintain, all of which shall be written by insurers and in amounts and forms reasonably satisfactory and deliver to Purchaser, from time to time as Purchaser may reasonably request, evidence of compliance with this
Section 8.19.

     8.20  Notice of Defaults; Loss. Company shall provide prompt written notice
           ------------------------
to Purchaser if: (i) any indebtedness for borrowed money of Company declared or shall become due and payable prior to its declared or stated maturity, or called and not paid when due, (ii) an event has occurred that enables the holder of any note, or other evidence of such Indebtedness for borrowed money in excess of Two Hundred and Fifty Thousand Dollars ($250,000) of any Borrower to declare such Indebtedness for borrowed money due and payable prior to its stated maturity,
(iii) there shall occur and be continuing an Event of Default, accompanied by a statement of the Chief Executive Officer of the Company setting forth what action the Company proposes to take in respect thereof or (iv) any event shall occur which could reasonably be expected to have a Material Adverse Effect, including the amount or the estimated amount of any loss or depreciation or adverse affect.

     8.21  Notice of Suits; Adverse Events. The Company shall provide prompt
           -------------------------------
written notice to Purchaser of: (i) any citation, summons, subpoena, order to show cause or other order naming the Company or any Affiliate thereof a party to any proceeding before any Governmental Body which could reasonably be expected to have a Material Adverse Effect and include with such notice a copy of such citation, summons, subpoena, order to show cause or other order, (ii) any lapse or other termination of any material license, permit, franchise, agreement or other authorization issued to any Borrower by any Governmental Body or any other Person, (iii) any refusal by any Governmental Body or any other Person to renew or extend any such material license, permit, franchise, agreement or other authorization and (iv) any dispute between any Borrower and any governmental body or any other Person, which lapse, termination, refusal or dispute referred to in clauses (ii) and (iii) above or in this clause (iv) could reasonably be expected to have a Material Adverse Effect.

     8.22  Compliance Certification. At the end of each quarter of the Company's
           ------------------------
fiscal year, the Company shall deliver to each Purchaser a certificate of an authorized financial officer of the Company regarding compliance by the Company with the covenants set forth herein and certifying that no default under this Agreement, default or Event of Default under the Loan Agreement, or default or Event of Failure under the Note shall have occurred and be continuing.

     8.23  Notice of Breach. As promptly as practicable, and in any event not
           ----------------
later than five business days after senior management of the Company becomes aware thereof, the Company shall provide the Purchaser with written notice of any breach by the Company of any provision of this Agreement, any note representing indebtedness of the Company or any of its subsidiaries or the Notes, including, without limitation, this Article VIII, specifying the nature of such breach and any actions proposed to be taken by the Company to cure such breach.

    8.24  Liens. The Company covenants that it shall not create or suffer to
          -----
exist any lien upon the Property except such lien created by the Deed of Trust and otherwise as a result of taxes, assessments, or other governmental changes not yet due or payable.

     8.25  Environmental Liability Insurance. Company shall keep in full force
           ---------------------------------
and effect the insurance coverage identified in Section 7.1(xxi) herein and shall cooperate in maintaining such insurance until such time as the entire amount due under the Note is paid in full in accordance with the terms therein at or prior to the earlier of the Scheduled Maturity Date or maturity upon acceleration in accordance with Section 7.1 of the Note.

                                  ARTICLE IX
                         GOVERNING LAW; MISCELLANEOUS

     9.1  Governing Law; Jurisdiction. This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the Northern District of the State of Illinois in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect the Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     9.2  Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

     9.3  Headings. The headings of this Agreement are for convenience of
          --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     9.4  Severability. If any provision of this Agreement shall be invalid or
          ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     9.5  Scope of Agreement; Amendments. This Agreement and the documents and
          ------------------------------
instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein, the Purchaser makes no representation, warranty, covenant or undertaking with respect to the transactions contemplated hereby. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

     9.6  Notice. Any notice herein required or permitted to be given shall be
          ------
in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:


               Odetics, Inc.
               1515 S. Manchester Avenue
               Anaheim, California 92802
               Telecopy:  714-780-7857
               Attention:

               with a copy to:

               Stradling Yocca Carlson & Rauth
               660 Newport Center Drive, Suite 1600
               Newport Beach, California 92660
               Telecopy: 949-725-4100
               Attention:  K.C. Schaaf

               If to the Purchaser:

               Castle Creek Technology Partners LLC
               c/o Castle Creek Partners LLC
               111 W. Jackson Blvd., Suite 2020
               Chicago, Illinois 60604
               Telecopy: (312) 499-6999
               Attention: Thomas A. Frei, Managing Director

               with a copy to:

               Altheimer & Gray
               10 S. Wacker Drive, Suite. 4000
               Chicago, IL 60606
               Telecopy: (312) 714-4800
               Attention: John E. Lowe, Esq.

     Each party shall provide notice to the other party of any change in address.

     9.7  Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, which, in the case of any consent required of the Company, shall not be unreasonably withheld. Notwithstanding the foregoing, the Purchaser may assign its rights and obligations hereunder and may transfer any or all of its Securities to any of its "affiliates", as that term is defined under the Exchange Act, without the consent of the Company so long as such affiliate is an accredited investor. This provision shall not limit the Purchaser's right to transfer the Securities pursuant to the terms of this Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Convertible Securities, the Deed in Trust or the Registration Rights Agreement, the Conversion Shares and Warrant Shares may be pledged, and all rights of the Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with the Purchaser's margin or brokerage accounts.

     9.8  Third Party Beneficiaries. This Agreement is intended for the benefit
          -------------------------
of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     9.9  Survival. The representations, warranties, agreements and covenants of
          --------
the Company in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser. The Company agrees to indemnify and hold harmless the Purchaser and each of the Purchaser's officers, directors, shareholders, members, employees, partners, agents and affiliates and any direct or indirect investors, shareholders, officers, directors, agents, partners, employees, members, agents or affiliates of any of the foregoing for loss or damage arising as a result of or related to (a) any breach by the Company of any of its representations or covenants set forth herein or the unenforceability or invalidity of any provision of any of the Transaction Documents, or (b) any cause of action, suit or claim brought or made against such indemnitee (other than directly by the Company solely for breach of this Agreement, the Note, the Warrants, the Registration Rights Agreement or Deed in Trust by the indemnitee or by governmental or regulatory authorities), and arising out of or resulting from (whether in whole or in part) the execution, delivery, performance or enforcement of this Agreement or any other Transaction Documents or any other instrument, document or agreement executed pursuant hereto or thereto or contemplated hereby or thereby (including without limitation the acquisition of the Convertible Securities, the Conversion Shares, and/or the Warrant Shares), any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of the Purchaser as an investor in the Company, except to the extent that such actual loss or damage directly results from a breach by such indemnitee of this Agreement, the Note, the Warrants, the Note or the Registration Rights Agreement or from a violation of law. The right to indemnification shall include the right to advancement of expenses as they are incurred.

     9.10  Public Filings; Publicity. Immediately following execution of this
           -------------------------
Agreement, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and the Purchaser shall have the right to approve before issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     9.11  Further Assurances. Each party shall do and perform, or cause to be
           ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     9.12  Remedies. No provision of this Agreement providing for any remedy
           --------
to the Purchaser shall limit any remedy which would otherwise be available to the Purchaser at law or in equity. Nothing in this Agreement shall limit any rights the Purchaser may have with any applicable federal or state securities laws with respect to the investment contemplated hereby.

     9.13  Directly or Indirectly. Where any provision in this Agreement refers
           ----------------------
to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

     9.14  Termination. In the event that the Closing shall not have occurred by
           -----------
May 31, 2001, unless the parties agree otherwise, this Agreement shall terminate.

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

ODETICS, INC.


By:        /s/ GREGORY A. MINER
   --------------------------------------
        Name:  Gregory A. Miner
             ----------------------------
        Title: C.O.O.
              ---------------------------

PURCHASER:

CASTLE CREEK TECHNOLOGY PARTNERS LLC
By: CASTLE CREEK PARTNERS, L.L.C.
Its Investment Manager


By:        /s/ THOMAS A. FREI
   --------------------------------------
        Name:  Thomas A. Frei
             ----------------------------
        Title: Managing Director
              ---------------------------

SECURITIES PURCHASE AGREEMENT
-----------------------------
SCHEDULE OF EXHIBITS AND SCHEDULES
----------------------------------

EXHIBIT A                 Note
EXHIBIT B-1               Form of Closing Warrant
EXHIBIT B-2               Form of Prepayment Warrant
EXHIBIT B-3               Form of Default Warrant
EXHIBIT C                 Registration Rights Agreement
EXHIBIT D                 Deed of Trust
EXHIBIT E                 Escrow Agreement
EXHIBIT F                 Irrevocable Instruction
EXHIBIT G                 Amendment to Loan and Waiver (TBCC)
EXHIBIT H                 Hazardous Substances Indemnity Agreement
EXHIBIT I                 Form of Opinion of Counsel

SCHEDULE 3.1              Title to Property
SCHEDULE 3.2              Organization and Qualification
SCHEDULE 3.4              Capitalization
SCHEDULE 3.7              Registration & SEC Documents
SCHEDULE 3.9              Absence of Litigation
SCHEDULE 3.17             Foreign Corrupt Practices
SCHEDULE 3.18             Key Employees
SCHEDULE 4.4              Use of Proceeds
SCHEDULE 7.1(xiii)        Conditions to Closing - Event of Default
SCHEDULE 7.2(xiv)         Conditional to Advance of Additional Funds Under Note
                          - Event of Default
SCHEDULE 8.3              Corporate Existence
SCHEDULE 8.10             Transfer of Assets
SCHEDULE 8.12             Prepayment or Modification of Indebtedness; New
                          Indebtedness
SCHEDULE 8.16             Leases

                                                                  EXECUTION COPY

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


          SENIOR CONVERTIBLE PROMISSORY NOTE SECURED BY DEED OF TRUST
          -----------------------------------------------------------

                                                               Chicago, Illinois

$16,000,000.00                                                      May 29, 2001

     FOR VALUE RECEIVED, Odetics, Inc., a Delaware corporation, (hereinafter called the "Company"), hereby promises to pay in lawful currency of the United
            -------
States of America to the order of Castle Creek Technology Partners LLC ("Castle
                                                                         ------
Creek") or its registered assigns or transferees of all or any portion hereof
-----
(each a "Holder" and, collectively, "Holders") at 111 West Jackson Boulevard,
         ------                      -------
Suite 2020, Chicago, Illinois 60604, or at such other location as any Holder shall direct as to payment to be received by such Holder, the aggregate principal amount of Sixteen Million Dollars ($16,000,000.00) on May 29, 2002 (the "Scheduled Maturity Date").
      -----------------------

     The unpaid principal amount from time to time outstanding shall bear interest from the date of this Note at the annual rate of 10% per annum (the "Interest Rate"), payable in arrears on August 29, 2001, November 29, 2001,
--------------
February 29, 2002 and May 29, 2002 (unless such day is not a business day, in which event on the next succeeding business day) (each, an "Interest Payment
                                                            ----------------
Date") until payment in full of the principal amount, interest and all other
----
payment obligations arising hereunder have been fully paid. Past due amounts (including interest, to the extent permitted by law) will also accrue interest at the lesser of (a) the Interest Rate plus 5% per annum and (b) the maximum rate permitted by applicable law ("Default Interest"), and will be payable on
                                   ----------------
demand. Interest on this Note will be calculated on the basis of a 365-day year. All payments under this Note shall be made by wire transfer of immediately available funds in currency of the United States of America to such accounts as the Holders shall hereafter give to the Company by written notice made in accordance with the provisions of this Note.

     The indebtedness due under the Note is secured by a Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing of even date herewith by the Company in favor of Stewart Title Insurance Company, as Trustee, for the benefit of Holder ("Deed of Trust") on the real property
                                     -------------
located at 1515 N. Manchester, city of Anaheim, County of Orange, State of California ("Property"). The Deed of Trust includes a covenant of the Company
             --------
that shall not convey, nor enter into any contract to convey (land contract/installments sales contract), title to all or any part of the Property, or cause or permit a change in the ownership of Company so as to constitute a Change in Control. In the event of a breach of the covenant, at the option of a majority in interest of the Holders, the entire amount of the obligations due under this Note shall become immediately due and payable.

                                   ARTICLE I
                                  PREPAYMENT

     1.1  Prepayment.  The Company may prepay ("Prepay" or "Prepayment") all
          ----------                            ------      ----------
or any portion of the principal amount of the Notes ("Prepayment Amount") only
                                                      -----------------
if a Prepayment Notice has been delivered in accordance with Section 1.2 and all of the terms of this Article I are satisfied:

     1.2  Prepayment Notice.  The Company shall effect any Prepayment under this
          -----------------
Article I by (i) giving written notice (the "Prepayment Notice") of the
                                             -----------------
Prepayment Amount to Holders at the address and facsimile number of such Holder appearing in the Company's register for the Notes (ii) such Prepayment Notice must be delivered on a business day not less than forty-five (45) days prior to the date on which such Prepayment is to become effective (the "Effective Time of
                                                               -----------------
Prepayment").  The Prepayment Notice shall be deemed to have been delivered to a
----------
Holder if such fax is received by such Holder (x) on or prior to 3:00 p.m. Chicago time, on the time and date of transmission of Company's fax; and (y) after 3:00 p.m. Chicago time, on the next business day following the date of transmission of Company's fax; provided that, for any notice required under this subsection 1.2 to be valid, a copy of such notice must be sent to the Holders on the same day by overnight courier.

     1.3  Application of Prepayment.  Prepayment Amounts shall (i) first be
          -------------------------
applied against accrued and unpaid interest (ii) second, applied against unpaid costs and other obligations arising under this Note and the Deed of Trust, and
(iii) third, applied to the principal amount of this Note. The Company's right to Prepay shall be exercisable at any time by delivery of a Prepayment Notice in accordance with the prepayment procedures set forth in this Article I.

     1.4  Conversion upon Prepayment.  If the Company elects to give a
          --------------------------
Prepayment Notice prior to the expiration of 180 days from the date of issue ("Six Month Anniversary"), then Castle Creek shall have the right, prior to the
  ---------------------
Prepayment, upon notice to the Company to convert up to ten percent (10%) of the original principal amount of the Note into the number of shares of the Company's Class A common stock, $.10 par value, ("Common Stock") that is equal to the
                                        ------------
portion of the principal amount to be converted divided by the Conversion Price (as defined herein).

     1.5 The Company may not deliver a Prepayment Notice or effect a Prepayment unless:

               (i) on or prior to the date of such Prepayment, the Company shall have deposited with an escrow agent reasonably satisfactory to such Holder, as a trust fund, cash sufficient in amount to pay all amounts to which Holders are entitled upon such prepayment, with irrevocable instructions and authority to such escrow agent to complete the prepayment thereof in accordance with this Article I; and

               (ii) The Prepayment Notice delivered in accordance with this Article shall be accompanied by a statement executed by a duly authorized officer of the

          Company certifying the amount of funds which will be deposited with such escrow agent and that the escrow agent has been instructed and agrees to act as prepayment agent hereunder.


                                  ARTICLE II
                              CERTAIN DEFINITIONS

     2.1  The following terms shall have the following meanings:

          (a)  "Bankruptcy Event" shall mean any one or more of the following:
                ----------------
(i) the commencement of any voluntary proceeding by the Company seeking entry of an order for relief under Title 11 of the United States Code or seeking any similar or equivalent relief under any other applicable federal or state law concerning bankruptcy, insolvency, creditors' rights or any similar law; (ii) the making by the Company of a general assignment for the benefit of its creditors; (iii) the commencement of any involuntary proceeding respecting the Company seeking entry of an order for relief against the Company in a case under Title 11 of the United States Code or seeking any similar or equivalent relief under any other applicable federal or state law concerning bankruptcy, insolvency, creditors' rights or any similar law; (iv) entry of a decree or order respecting the Company by a court having competent jurisdiction, which decree or order (x) results in the appointment of a receiver, liquidator, assignee, examiner, custodian, trustee, sequestrator (or other similar official) for the Company or for any substantial part of its property or (y) orders the winding up, liquidation, dissolution, reorganization, arrangement, adjustment, or composition of the Company or any of its debts; (v) the appointment, whether or not voluntarily by the Company, of a receiver, liquidator, assignee, examiner, custodian, trustee, sequestrator (or other similar official) for the Company or for any substantial part of its property; (vi) the failure by the Company to pay, or its admission in writing of its inability to pay, its debts generally as they become due; (vii) the exercise by any creditor of any right in connection with an interest of such creditor in any substantial part of the Company's property, including, without limitation, foreclosure upon all or any such part of the Company's property, replevin, or the exercise of any rights or remedies provided under the Uniform Commercial Code with regard thereto; (viii) the making of, or the sending of a notice of, a bulk transfer by the Company;
(ix) the calling by the Company of a general meeting of its creditors or any portion of them; (x) the failure by the Company to file an answer or other pleading denying the material allegations of any proceeding described herein that is filed against it; and (xi) the consent by the Company to any of the actions, appointments, or proceedings described herein or the failure of the Company to contest in good faith any such actions, appointments, or proceedings. For purposes of this paragraph, the "Company" shall also refer to any material subsidiary thereof.

     (b)  "Change of Control" shall mean any merger, acquisition, business
           -----------------
combination, consolidation, reorganization, recapitalization, or other transaction or series of transactions a result of which the holders of the outstanding voting capital stock of the Company immediately prior to the transaction or series of transactions of own less than a majority of the outstanding voting capital stock of the surviving entity following the transaction or series of transactions, and any sale or exchange (directly or indirectly) of all or substantially all of the Company's assets, or any transaction in which the outstanding shares of Common Stock are converted into securities or property of another entity.

     (c)  "Closing Bid Price" means, for any security as of any date, the
           -----------------
closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to Holders of a majority of the aggregate principal amount represented by the then outstanding Notes (with the consent of the Initial Holder so long as the Initial Holder continues to own Notes) ("Majority Holders") if Bloomberg Financial Markets is not then reporting
         ----------------
closing bid prices of such security (collectively, "Bloomberg"), or if the
                                                    ---------
foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Majority Holders and reasonably acceptable to the Company, with the costs of such determination to be borne by the Company.

     (d)  "Conversion" means conversion of all or a portion of the obligation
           ----------
arising under this Note, including all unpaid principal, interest, premiums, penalties or any other payment obligations arising under this Note, into shares of Common Stock.

     (e)  "Conversion Date" means, for any Conversion, the date specified in the
           ---------------
Notice of Conversion, or if no date is specified therein, the date the Notice of Conversion is faxed or otherwise delivered to the Company; provided, however,
                                                              --------  -------
that the Conversion Date shall not be prior to the date of delivery of the Notice of Conversion and any Notice of Conversion delivered to the Company on a day which is not a business day shall be deemed delivered as of the next following business day.

     (f)  "Conversion Price" means (i) at any time on or prior to the Scheduled
           ----------------
Maturity Date, $4.00 and (ii) at any time after the Scheduled Maturity Date the lesser of (x) the Market Price determined as of the Scheduled Maturity Date and
(y) the Market Price determined as of the date the Notice of Conversion is delivered to the Company.

     (g)  "Market Price" means the average of the Closing Bid Prices for the
           ------------
Common Stock during the 10 consecutive trading days preceding, but not including the determination date, but in any event, not greater than the average of the Closing Bid Prices for the 3 consecutive trading days preceding the determination date.

     (h)  "Material Adverse Change" means any change which has a material
           -----------------------
adverse effect on (i) the business, operations, properties, financial condition, operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis, (ii) the transactions contemplated hereby, (iii) the ability of the Company to perform its obligations under this Note, the Securities Purchase Agreement, that certain Registration Rights Agreement dated as of May 29, 2001 by and between the Company and Castle Creek (the "Registration Rights
                                                           -------------------
Agreement") the Warrants and the Deed of Trust (collectively, the "Investment
---------                                                          ----------
Agreements"), or (iv) any agreement affecting the ownership, development, use
----------
or operation of the Property.

     (i)  "Securities Purchase Agreement" means that certain Securities Purchase
           -----------------------------
Agreement, dated even date herewith, by and between the Company and Castle
Creek.


                                  ARTICLE III
                                  CONVERSION

     3.1  Conversion upon Prepayment.  Subject to the limitation on conversions
          --------------------------
contained in Section 3.7 hereof, each Holder may, upon receipt of Prepayment Notice and so long as any principal amount is outstanding hereunder, elect to convert a portion of the obligations due under this Note into fully paid and nonassessable shares of Common Stock in accordance with Section 1.4 of this Note.

     3.2  Conversion after Scheduled Maturity Date.  If the Company has not
          ----------------------------------------
paid all of the principal amount of the Note on or before the Scheduled Maturity Date then each Holder shall have the right, at any time, and from time to time after such date, so long as any principal amount, interest or any other payment obligations arising under the Note remains unpaid, upon notice to the Company and subject to the limitations of Section 3.7 herein, to convert all or any
                                  -----------
portion of the obligations due under this Note, including without limitation, principal, all unpaid interest, and any other payment obligations arising under the Note into the number of shares of the Common Stock that is equal to that portion of the obligations to be converted divided by the Conversion Price.

     3.3  Mechanics of Conversion.  In order to effect a Conversion, a Holder (a
          -----------------------
"Converting Holder") shall fax (or otherwise deliver) a copy of the fully
------------------
executed Notice of Conversion substantially in the form of Exhibit A (the
                                                           ---------
"Notice of Conversion") to the Company.  Upon receipt by the Company of a
---------------------
facsimile copy of a Notice of Conversion from a Converting Holder, the Company shall immediately send, via facsimile, a confirmation to the Converting Holder stating that the Notice of Conversion has been received, the date upon which the Company expects to deliver the Common Stock upon Conversion and the name and telephone number of a contact person at the Company regarding the Conversion. Promptly following the faxing (or other delivery) of the Notice of Conversion, the Holder shall surrender or cause to be surrendered to the Company, this Note, duly endorsed, along with a copy of the Notice of Conversion.

     3.4  Delivery of Common Stock Upon Conversion.  Upon the delivery of a
          ----------------------------------------
Notice of Conversion, the Company shall, as soon as practicable but in any event no later than the later of (a) the day that is three business days following the Conversion Date and (b) the day that is the first business day following the date of surrender of this Note (or delivery of documentation in accordance with
Section 9.10 hereof) (the "Delivery Period"), issue and deliver to the
                           ---------------
Converting Holder (x) that number of shares of Common Stock issuable upon conversion of the portion of the obligations under this Note being converted and
(y) a new Note in the form hereof representing the balance of the principal amount hereof not being converted, if any. Delivery under this Section 3.4 may be made personally or by reputable overnight courier. The person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares at the close of business on the Conversion Date and such shares shall be issued and outstanding as of such date.

     3.5  Taxes.  The Company shall pay any and all taxes (other than transfer
          -----
taxes) which may be imposed with respect to the issuance and delivery of the shares of Common Stock upon the conversion of this Note.

     3.6  No Fractional Shares.  No fractional shares of Common Stock are to be
          --------------------
issued upon the conversion of this Note, but the Company shall instead round up to the next whole number the number of shares of Common Stock to be issued upon such conversion.

     3.7  Conversion Limitations.  The conversion of this Note shall be
          ----------------------
subject to the following limitations (each of which limitations shall be applied independently):

          (a)  Cap Amount.  Unless otherwise permitted by the rules of the
               ----------
Nasdaq or unless the rules thereof no longer are applicable to the Company, in no event shall the total number of shares of Common Stock issued upon conversion of the Note and exercise of the Warrants (as defined in the Securities Purchase Agreement) exceed the maximum number of shares of Common Stock that the Company can without stockholder approval so issue pursuant to Nasdaq Rule 4350(i) (or any successor rule) (the "Cap Amount") upon the conversion of the Notes and the
                          ----------
exercise of the Warrants, which, as of the date hereof, shall be 2,115,764 shares (or any such higher number as the rules permit). A Holder's allocable portion of the Cap Amount shall be applicable to both Notes and Warrants held by it and shall be applied to such Notes and Warrants on the basis of the time of conversion or exercise, as the case may be, thereof. In the event that pursuant to the rules of Nasdaq the Warrants are not integrated with the Notes for purposes of the Cap Amount, then the Cap Amount shall apply solely to the Notes.

          (b)  No Five Percent Holders.  Notwithstanding anything to the
               -----------------------
contrary contained herein, this Note shall not be convertible into Common Stock by the Holder to the extent (but only to the extent) that, if so convertible, the Holder would be the beneficial owner of more than 9.99% of the shares of Common Stock. For the purposes of this Section 3.7, beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 3.7 shall apply to each successive Holder. The restriction contained in this Section 3.7 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof approve such alteration, amendment, deletion or change.

     3.8  Conversion Disputes.  In the case of any dispute with respect to a
          -------------------
Conversion, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with Sections 3.1 and 3.4 hereof. If such dispute only involves the calculation of the Conversion Price, the Company shall submit the disputed calculations to an independent accounting firm of national standing (acceptable to the Converting Holder) via facsimile within two
(2) business days of receipt of the Notice of Conversion. The accountant shall audit the calculations and notify the Company and the Converting Holder of the results no later than two (2) business days from the date it receives the disputed calculations. The accountant's calculation shall be deemed conclusive, absent manifest error. As soon as possible thereafter, the Company shall then issue the appropriate number of shares of Common Stock in accordance with Sections 3.1 and 3.3 hereof.

     3.9  Electronic Transmission.  In lieu of delivering physical certificates
          -----------------------
representing the Common Stock issuable upon conversion, at any time offer a registration statement covering sale of the shares has been filed provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program (the "FAST Program"), upon
  ---                                                    ------------
request of a Holder, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission system.


                                  ARTICLE IV
                     RESERVATION OF SHARES OF COMMON STOCK

     The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to provide for the full conversion of all outstanding Notes and issuance of the shares of Common Stock in connection therewith (without giving effect to any limitation on conversion thereof).


                                   ARTICLE V
                        FAILURE TO SATISFY CONVERSIONS

     5.1  Conversion Default Payments.  If, at any time, (i) a Holder submits a
          ---------------------------
Notice of Conversion and the Company fails for any reason (other than due to the actions of the Holder) to deliver, on or prior to five business days after the expiration of the Delivery Period for such Conversion, such number of shares of Common Stock to which such Holder is entitled upon such Conversion, or (ii) the Company provides notice in violation of Section 5.2 of this Note (including by way of public announcement) to any Holder at any time of its intention not to issue shares of Common Stock upon exercise by any Holder of its Conversion rights in accordance with the terms of the Notes (each of (i) and (ii) being a "Conversion Default"), and (iii) after five business days after the applicable
-------------------
Delivery Period with respect to such a Conversion, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder
                                                   -----------
was entitled to receive upon such Conversion (a "Buy-in"), the Company shall pay
                                                 ------
Holder (in addition to any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Conversion Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

     The payments to which a Holder shall be entitled pursuant to this Section
5.1 are referred to herein as "Conversion Default Payments." All Conversion
                               ---------------------------
Default Payments shall be paid in cash within five (5) business days of a Holder's demand therefore (which demand may be made at any time and from time to time).

     5.2  Certain Prohibited Announcements.  Other than in accordance with
          --------------------------------
Section 3.7, the Company shall not provide notice to any Holder, including by way of public announcement, at any time, of its intention not to issue shares of Common Stock to any Holder upon conversion in accordance with the terms of the Notes.


                                  ARTICLE VI
                                   COVENANTS

     6.1  New Financing.  The Company shall obtain on or before July 30, 2001
          -------------
financing from Congress Financial Corporation, or another lender or lenders reasonably acceptable to the Holder, in the amount of not less than $12 million and on the terms outlined in the letter of intent dated May 9, 2001 from Congress Financial Corporation or on substantially similar terms. The Company shall cause its subsidiary, Iteris, Inc. to obtain on or before July 30, 2001 financing from Sunrock Capital Corp., or another lender or lenders reasonably acceptable to the Holder, in the amount of not less than $5 million and on the terms outlined in the letter of intent dated May 3, 2001 from Sunrock Capital Corp. or on substantially similar terms.

     6.2  Prohibition on Senior Indebtedness.  The Company represents that this
          ----------------------------------
Note constitutes debt that ranks senior in priority and in all other respects, to all other indebtedness of the Company, except for the TBCC Note and Loan Agreement and the Company hereby covenants that it shall not incur any indebtedness or obligation or create any lien that shall rank senior to this Note and no indebtedness, obligation or lien that shall rank pari passu with this Note, except the $12 million refinancing required by section 6.1 may be incurred on the terms outlined in the letter of intent dated May 9, 2001 from Congress Financial Corporation or substantially similar terms acceptable to the Holder. Without any indication that it would otherwise be permitted to do so, the Company shall not guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable in any manner with respect to the obligations or liabilities of any other person or entity in a manner that would rank senior to or pari passu with its obligations under this Note.


                                  ARTICLE VII
                               EVENTS OF DEFAULT

     7.1  Holder's Option to Demand Prepayment.  Upon the occurrence of an
          ------------------------------------
Event of Default, (a) at the option of a majority in interest of the Holders, the entire amount of obligations due under this Note shall become immediately due and payable and (b) the Holders may, subject to all applicable laws, at their option, sell all or any part of the collateral securing such obligations at public or private sale, without notice or advertisement, upon such terms and conditions as the Holders may deem proper, and one or more of the Holders may purchase any or all of the collateral at any such sale, and the Holders may apply the net proceeds after deducting all costs, expenses and attorneys' fees incurred at any time in the collection, perfection and sale of the collateral and the obligations, to the payment of this Note and/or any of the other obligations owed to the Holders by the Company.

     7.2  Events of Default.  An "Event of Default" means any one of the
          -----------------       ----------------
following:

          (a) the Company breaches any covenant or other material term or condition of this Note, the Warrants, the Securities Purchase Agreement, the Registration Rights Agreement, or the Deed of Trust including, without limitation, any default in payment of principal, interest or other amounts due hereunder or under the Registration Rights Agreement;

          (b) notwithstanding Section 7.2(a) herein, a breach of Section 4.7, 4.12, 8.2, 8.4, 8.7, 8.13, 8.19 or 8.21 of the Securities Purchase Agreement shall not constitute an Event of Default unless such breach is not cured by the Company within thirty (30) days of notice of such breach from the Holder(s);

          (c) any representation or warranty of the Company made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, this Note, the Warrants, the Securities Purchase Agreement and the Registration Rights Agreement), shall be false or misleading in any material respect when made;

          (d) the Company fails to maintain good and marketable title to the Property, directly or indirectly causes the Property to be subject to any lien, encumbrance, easement or other limitation on title to or use of the Property except taxes not yet due and payable, or other restrictions of record as reported on Holder's title policy, or transfers any right, title or interest in the Property without the prior written consent of Castle Creek;

          (e)  a Bankruptcy Event occurs;

          (f) the Company's execution or performance of its obligations under this Note, the Warrants, the Securities Purchase Agreement, Deed of Trust or the Registration Rights Agreement constitutes a breach or is restricted under any existing agreement of the Company (or would cause a default or acceleration (or right of acceleration) under such existing material agreement), or the Company enters into any new agreement under which performance of any material obligation under the Documents would be a breach or be restricted or cause a default or acceleration (or right of acceleration) under such new agreement;

          (g) the Company or any subsidiary breaches or defaults under any agreement involving indebtedness for borrowed money or purchase price in an amount in excess of One Hundred Thousand Dollars ($100,000), the breach of or default under which results in the acceleration or right of acceleration, whether or not exercised, (or any occurrence which with the passage of time or the giving of notice would result in the acceleration or right of acceleration) of the maturity of such debt owed by the Company;

          (h) the Company or any subsidiary breaches or defaults under any capital lease obligation in an amount in excess of One Hundred Thousand Dollars ($100,000), the breach of or default under which results in acceleration or right of acceleration (or any occurrence which would with the passage of time or the giving of notice or continuance thereof would result in acceleration or right of acceleration) of any obligation of the Company under such capital lease;

          (i) a judgment which, together with other undischarged judgments against the Company, is in excess of One Hundred Thousand Dollars ($100,000) is rendered against the Company and, within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof is not stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged;

          (j)  a Change of Control occurs; or

          (k) the Common Stock of the Company is suspended from trading or is no longer listed (and authorized) for trading on the Nasdaq National Market , and is not listed on the NYSE.


                                 ARTICLE VIII
                      ADJUSTMENTS TO THE CONVERSION PRICE

     The Conversion Price shall be subject to adjustment from time to time as follows:

     8.1  Stock Splits, Stock Dividends, Etc.  If at any time on or after the
          ----------------------------------
date of issuance of this Note, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased. In such event, the Company shall notify the Company's transfer agent of such change on or before the effective date thereof.

     8.2  Adjustment Due to Distribution.  If the Company shall declare or make
          ------------------------------
any distribution of its assets (or rights to acquire its assets) to holders of any class of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution") at any time after the date hereof and such
                  ------------
distribution shall be made before the conversion rights of the Holders, and the Holders will not otherwise be entitled to receive, upon the terms applicable to such Distribution, the amount of such assets (or rights) which each Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on conversion or exercise herein or elsewhere contained) immediately before the date on which a record is taken for determining shareholders entitled to such Distribution, or if no such record is taken, the date as of which the record holders of Common Stock are to be determined to be entitled to such Distribution then the Holders shall be entitled, upon the terms applicable to such Distribution, to the amount of such assets or rights (subject to the limitations stated in Section 3.7 of this Note) upon conversion of this Note.

     8.3  Antidilution Provisions.  At any time, any amount is outstanding under
          -----------------------
this Note, the Conversion Price and the number of Conversion Shares shall be subject to adjustment from time to time as provided in this Section 8.3. In the event that any adjustment of the Conversion Price as required herein results in a fraction of a cent, such Conversion Price shall be rounded up or down to the nearest cent.

          (a)  Adjustment of Conversion Price and Number of Shares upon Issuance
               -----------------------------------------------------------------
of Common Stock. Except as otherwise provided in Section 8.3(c) and 8.3(e)
---------------
hereof, if and whenever after the initial issuance of this Note, the Company issues or sells, or in accordance with Section 8.3(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as herein defined) on the date of issuance of such shares of Common Stock (a "Dilutive Issuance"), then effective immediately upon the
                 -----------------
Dilutive Issuance, the Conversion Price will be adjusted in accordance with the following formula:

          E' = (E)(O + P/M) / (CSDO)

          where:

          E'   =   the adjusted Conversion Price
          E    =   the then current Conversion Price;
          M    =   the then current Market Price;
          O    =   the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;
          P    =   the aggregate consideration, calculated as set forth in
                   Section 8.3(b) hereof, received by the Company upon such Dilutive Issuance; and
          CSDO =   the total number of shares of Common Stock Deemed Outstanding
                   (as herein defined) immediately after the Dilutive Issuance.

     (b)  Effect on Conversion Price of Certain Events.  For purposes of
          --------------------------------------------
determining the adjusted Conversion Price under Section 8.3(a) hereof, the following will be applicable:

          (i)  Issuance of Rights or Options.  If the Company in any manner
               -----------------------------
issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock including, without limitation, shares of Class B common stock ("Convertible Securities")
                                                     ----------------------
(such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share
                                           -------
for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the
                                                --------------------
maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Conversion Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii)  Issuance of Convertible Securities.
                     ----------------------------------

                     (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 8.3(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Conversion Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                     (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or Conversion Price or exchange ratio (a "Variable Rate Convertible Security"), then the price per
                   ----------------------------------
share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 8.3(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").
                         -----------------------------

               (iii) Change in Option Price or Conversion Rate. If there is a
                     -----------------------------------------
change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv) Treatment of Expired Options and Unexercised Convertible
                    ---------------------------------------------------------
Securities.  If, in any case, the total number of shares of Common Stock
----------
issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Conversion Price then in effect will be readjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v)  Calculation of Consideration Received.  If any Common
                    -------------------------------------
Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Note will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of all such Options or Convertible Securities at the time such Options or Convertible Securities first become exercisable, convertible or exchangeable. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi) Exceptions to Adjustment of Conversion Price.  No
                    --------------------------------------------
adjustment to the Conversion Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the issuance of Notes in accordance with terms of the Securities Purchase Agreement; or (iii) upon the exercise of the Notes.

          (c)  Subdivision or Combination of Common Stock.  If the Company, at
               ------------------------------------------
any time after the initial issuance of this Note, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Note, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

          (d)  Adjustment in Number of Shares.  Upon each adjustment of the
               ------------------------------
Conversion Price pursuant to the provisions of this Section 8.3, the number of shares of Common Stock issuable upon exercise of this Note shall be adjusted by multiplying a number equal to the Conversion Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Note immediately prior to such adjustment and dividing the product so obtained by the adjusted Conversion Price.

          (e)  Major Transactions.  If the Company shall consolidate or merge
               ------------------
with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for issuances which do not result in a Change of Control (as defined in this Note))) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major
                                                                -----
Transaction"), then the holder of this Note may, at its option, either (a) in
-----------
the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Note and this Note shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Note, number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction
                                                             -----------------
Consideration"), to which a holder of the number of shares of Common Stock
-------------
delivered upon the exercise of this Note (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Note (without regard to any limitations on exercise herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated May 29, 2001 among the Company and the signatories thereto (the "Registration Rights Agreement") to assume all of the
                          -----------------------------
Company's obligations under the Registration Rights Agreement. No later than five (5) business days prior to the consummation of the Major Transaction or Common Stock Major Transaction, as the case may be (each, a "Transaction"), but
                                                             -----------
not prior to the public announcement of such Transaction, the Company shall deliver written notice ("Notice of Transaction") to each holder of a Note,
                         ---------------------
which Notice of Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Transaction. Such Notice of Transaction shall indicate the amount and type of the transaction consideration which such holder of a Note would receive under this Section ("Transaction Consideration"). If
                                             -------------------------
the Transaction Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Transaction Consideration in lieu of the Transaction Consideration by delivering notice of such election to the Company within five (5) business days of such holder's receipt of the Notice of Transaction.

          (f)  Distribution of Assets.  In case the Company shall declare or
               ----------------------
make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of
                  ------------

          (g)  Notices of Adjustment.  Upon the occurrence of any event which
               ---------------------
requires any adjustment of the Conversion Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Conversion Price resulting from such adjustment and the increase or decrease in the number of Conversion Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the Chief Financial Officer of the Company.

          (h)  Minimum Adjustment of Conversion Price.  No adjustment of the
               --------------------------------------
Conversion Price shall be made in an amount of less than 1% of the Conversion Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Conversion Price.

          (i)  No Fractional Shares. No fractional shares of Common Stock are
               --------------------
to be issued upon the exercise of this Note, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (j)  Other Notices.  In case at any time:
               -------------

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses
(i), (ii), (iii) and (iv) above.

          (k)  Certain Definitions.
               -------------------

               (i)   "Common Stock Deemed Outstanding" shall mean the number of
                      -------------------------------
shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 8.3(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by
Section 8.3(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

               (ii)  "Market Price," means, for purposes of this Article 8, as
                      -------------
of any date, the average of the closing Bid Prices for the Common Stock during the ten (10) consecutive trading days immediately preceding, but not including, such determination date.

               (iii) "Common Stock," for purposes of this Article 8, includes
                      ------------
the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Note shall include only Common Stock in respect of which this Note is convertible, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 8.3(e) hereof, the stock or other securities or property provided for in such Section.

     8.4  Purchase Rights.  If the Company issues any other rights to purchase
          ---------------
stock, warrants, securities or other property (the "Purchase Rights") pro rata
                                                    ---------------
to the record holders of any class of Common Stock, then the Holders will be entitled to acquire (subject to Section 3.7 of this Note), upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which each Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (subject to any limitation on conversion immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grants, issue or sale of such Purchase Rights.

     8.5  Special Adjustment.  If the Company takes any actions (including
          ------------------
under or by virtue of this Article VIII) which would have a dilutive effect on the Holder (including by virtue of the issuance of Class B common stock or other securities at less than fair market value) or which would materially and adversely affect the Holder with respect to its investment in the Note, and if the provisions of this Article VIII are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from a Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Conversion Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

     8.6  Notices of Adjustment.  Upon the occurrence of each adjustment or
          ---------------------
readjustment pursuant to this Article VIII, the Company, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Holder, furnish to such Holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a Note.

                                  ARTICLE IX
                          RANK; PROTECTION PROVISIONS

     9.1  Participation.  Each Holder shall, as a Holder of a Note for which the
          -------------
Conversion right set forth in Section 1.4 has been triggered, be entitled to dividends paid and distributions made to the holders of Common Stock to the same extent as if such Holder had converted the Conversion Amount held by such Holder on the record date for such dividends or distributions into Common Stock at the Conversion Price applicable on such record date and such Common Stock had been issued on the day before such record date. Payments under the preceding sentence shall be made upon and to the extent of a Conversion by the Holder(s).

     9.2  Protection Provisions.  The Company shall not, without first
          ---------------------
obtaining the approval of the Majority Holders and, to the extent their interests may be adversely affected, each initial Holder of Notes: (i) alter or change the rights, preferences or privileges of the Notes; (ii) alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Notes; (iii) redeem, or declare or pay any cash dividend or distribution on any capital stock (except pursuant to any requirements of capital stock already issued and outstanding or a repurchase of currently outstanding restricted stock pursuant to the current terms of its issuance); (iv) do any act or thing not authorized or contemplated by this Note which would result in any taxation with respect to the Notes under
Section 305 of the Internal Revenue Code of 1986, as amended, or any comparable provision of the Internal Revenue Code as hereafter from time to time amended (or otherwise suffer to exist any taxation as a result thereof); or (v) sell or otherwise transfer all or substantially all of the assets of the Company.

                                   ARTICLE X
                                 MISCELLANEOUS

     10.1  Allocation of Cap Amount.  The initial Cap Amount shall be allocated
           ------------------------
pro rata among the Holders based on the principal amount of Notes and Warrants held by each Holder. Each increase to the Cap Amount shall be allocated pro rata among the Holders based on the number of Notes and Warrants held by each Holder at the time of increase in the Cap Amount. In the event a Holder shall sell or otherwise transfer any of such Holder's Notes or Warrants, each transferee shall be allocated a pro rata portion of such transferor's Cap Amount. Any portion of the Cap Amount which remains allocated to any person or entity which does not hold any Notes shall be allocated to the remaining Holders, pro rata based on the number of Notes and Warrants then held by such Holders. In the event that pursuant to the rules of Nasdaq the Warrants are not integrated with the Notes for purposes of the Cap Amount, then the Cap Amount shall be allocated pro rata among the Holders based on the principal amount of Notes held by each Holder.

     10.2  Payment of Cash; Defaults.  Whenever the Company is required to make
           -------------------------
any cash payment to a Holder under this Note, such payment shall be made to the Holder by the method (by certified or cashier's check or wire transfer of immediately available funds) elected by such Holder. If such payment is not delivered when due (any such amount not paid when due being a "Default Amount")
                                                               --------------
such Holder shall thereafter be entitled to interest on the unpaid amount at a per annum rate equal to the lower of fifteen percent (15%) or the highest interest rate permitted by applicable law until such amount is paid in full to the Holder.

     10.3  Failure or Indulgence Not Waiver.  No failure or delay on the part
           --------------------------------
of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     10.4  Notice.  Any notice herein required or permitted to be given shall
           ------
be in writing and may be personally served or delivered by courier or by confirmed telecopy and shall be deemed to have been given at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:

               Odetics, Inc.
               1515 S. Manchester Avenue
               Anaheim, California 92802
               Telecopy:  714-780-7857
               Attention: Greg Minor
               with a copy to:

               Stradling Yocca Carlson & Rauth
               660 Newport Center Drive
               Newport Beach, CA  92660
               Telecopy: 949-725-4100
               Attention: K.C. Schaaf, Esq.

               If to Holder:

               Castle Creek Technology Partners LLC
               c/o Castle Creek Partners LLC
               111 West Jackson Blvd., Suite 2020
               Chicago, Illinois 60604
               Telecopy: (312) 499-6999
               Attention: Tom Frei, Managing Director

               and with a copy to:

               Altheimer & Gray
               10 South Wacker Drive, Suite 4000
               Chicago, Illinois 60606
               Telecopy: (312) 715-4800
               Attention: John E. Lowe, Esq.

     If to any other Holder, to such address as is provided by such Holder in accordance with this Section 9.3.

     10.5 Amendment Provision.  Except as provided in Section 3.7 hereof, this
          -------------------
Note and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder. Following the transfer of any portion of this Note (including any subsequent transfer) to any third party, Holder shall, at its option, be entitled to the benefit of any amendments to the transferred portion of this Note. The term "Note" and all references thereto, as used
                                ----
throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

     10.6 Assignability.  This Note shall be binding upon the Company and its
          -------------
successors and assigns and shall inure to the benefit of each Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Note.

     10.7 Cost of Collection.  If default or failure is made in any manner with
          ------------------
respect to this Note, the Company shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

     10.8 Governing Law.  This Note shall be governed by and construed in
          -------------
accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of Illinois in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company, mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect each Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     10.9   Denominations.  At the request of a Holder, upon surrender of this
            -------------
Note, the Company shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations as such Holder shall request.

     10.10  Lost or Stolen Notes.  Upon receipt by the Company of (i) evidence
            --------------------
of the loss, theft, destruction or mutilation of this Note and (ii) (y) in the case of loss, theft or destruction, an indemnity reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver new Notes, in the form hereof, in such denominations as a Holder may request.

     10.11  Status as Note Holder.  Upon submission of a Notice of Conversion by
            ---------------------
Holder, the principal amount of this Note and the interest thereon covered thereby shall be deemed converted into shares of Common Stock and the Holder's rights as a Holder of such converted Note with respect thereto shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to Holder because of a failure by the Company to comply with the terms of this Note. Notwithstanding the foregoing, if Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion for any reason, then (unless Holder otherwise elects to retain its status as a Holder of Common Stock) the Holder shall regain the rights of a holder of a Note with respect to such unconverted Notes and the Company shall, as soon as practicable, return such unconverted Notes to the Holder. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to
Section 5.1 hereof to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right with respect to conversions in accordance with Section 9.1 hereof, to the extent applicable) for the Company's failure to convert this Note.

     10.12  Ratable Prepayments.  All Prepayments made by the Company with
            -------------------
respect to the Notes shall be made ratably among all Holders of Notes in accordance with the principal amount of such Notes.

     10.13  Remedies, Characterizations, Other Obligations, Breaches and
            ------------------------------------------------------------
Injunctive Relief.  The remedies provided in this Note shall be cumulative and
-----------------
in addition to all other remedies available under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to actual damages for any failure by the Company to comply with the terms of this Note (including, without limitation, damages incurred to effect "cover" of shares of Common Stock anticipated to be received upon a conversion hereunder but not received in accordance with the terms hereof). The Company covenants to each Holder that there shall be no characterization concerning this instrument of any other Investment Agreement other than as expressly provided herein or therein, as the case may be. Amounts set forth or provided for herein or therein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company further covenants and agrees for the benefit of Holder that the exercise of Holders rights and remedies hereunder and/or in any of the Investment Agreements (or through a combination) shall not (and shall not be deemed to) result in Holder acting (or agreeing to act) other than independently and on its own behalf and there shall be no other characterization with respect thereto. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Notes and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     10.14  Waiver of Presentment, etc.  The Company waives presentment, demand,
            ---------------------------
notice of dishonor, protest and all other notices and demands in connection with the enforcement of the Holders' rights under this Note, and hereby consents to, and waives notice of the release with or without consideration of any of the collateral.

     10.15  Specific Shall Not Limit General; Construction.  No specific
            ----------------------------------------------
provision contained in this Note shall limit or modify any more general provision contained herein. As used herein, the word "including" shall be deemed to mean "including, without limitation." This Note shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any person as the drafter hereof.
                                     * * *

     IN WITNESS WHEREOF, Company has caused this Note to be signed in its name by its duly authorized officer as of the date first written above.

                                    ODETICS, INC.
                                    By: ________________________________
                                    Name: ______________________________
                                    Title: _____________________________

                                                               Exhibit A to Note
                                                               -----------------

                              NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert (the "Conversion")
                                                           ----------
$__________ principal amount ("Conversion Amount") of the Note dated May 29,
                               -----------------
2001 (the "Note")),  into shares of common stock ("Common Stock") of Odetics,
           ----                                    ------------
Inc., a Delaware corporation (the "Company") according to the conditions of the
                                   -------
Note, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion except as provided herein.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of this Note shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from
                                         ---
registration under the Act.

In the event of partial exercise, please reissue an appropriate Note(s) for the principal balance which shall not have been converted.

                                    Date of Conversion: ________________________

                                    Conversion Amount:  ________________________

                                    Applicable Market Price: ___________________

                                    Number of Shares of Common Stock
                                    to be Issued: ______________________________

                                    Signature: _________________________________

                                    Name: ______________________________________

                                    Address: ___________________________________

ACKNOWLEDGED AND AGREED:

ODETICS, INC.

By: ____________________________

Name: __________________________

Title: _________________________

Date: __________________________

                                                                     EXHIBIT B-1
                                                                  EXECUTION COPY


VOID AFTER 5:00 P.M., CENTRAL STANDARD
TIME ON May 29, 2006

     THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                             Right to Purchase 426,667 Shares of
                                  Class A Common Stock, par value $.10 per share

Date: May 29, 2001

                                 ODETICS, INC.
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, Castle Creek Technology Partners LLC or its registered assigns (the "Holder"), is entitled to purchase from
                                    ------
ODETICS, INC., a Delaware corporation (the "Company"), at any time or from time
                                            -------
to time during the period specified in Section 2 hereof, 426,667 fully paid and nonassessable shares of the Company's Class A Common Stock, par value $.10 per share (the "Common Stock"), at an exercise price of $4.00 per share (the
            ------------
"Exercise Price"). This Warrant is being issued pursuant to that certain
 --------------
Securities Purchase Agreement dated May 29, 2001 among the Company and the signatories thereto (the "Securities Purchase Agreement"). Capitalized terms
                          -----------------------------
used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are
                                  --------------
subject to adjustment as provided in Section 4 hereof.  The term "Warrants"
                                                                  --------
means this Warrant and the other warrants the Company may be required to issue pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" means, for any security as of any date, the
               -----------------
closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to Holders of a majority of the aggregate principal amount represented by the then outstanding Notes (with the consent of the Holder so long as the Holder continues to own Notes) ("Majority Holders") if Bloomberg Financial Markets is not then reporting
  ----------------
closing bid prices of such security (collectively, "Bloomberg"), or if the
                                                    ---------
foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by

Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder, with the costs of such determination to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

     1.  Mechanics of Exercise.  Subject to the provisions hereof, including,
         ---------------------
without limitation, the limitations contained in Section 7(f) hereof, this Warrant may be exercised as follows:

         (a)  Manner of Exercise.  This Warrant may be exercised by the Holder,
              ------------------
in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 7(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the
                                             ------------------
Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 11(c) below), delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.

         (b)  Issuance of Certificates.  Subject to Section 1(c), certificates
              ------------------------
for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered
                             ---------------
shall be in such denominations as may be requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         (c)  Exercise Disputes.  In the case of any dispute with respect to
              -----------------
an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company and reasonably acceptable to the Holder) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the exercising Holder of the results no later than three (3) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

         (d)  Fractional Shares.  No fractional shares of Common Stock are to
              -----------------
be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

         (e)  Buy-In.  If (i) the Company fails for any reason to deliver
              ------
during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive
                   -----------
upon such exercise (a "Buy-in"), the Company shall pay Holder (in addition to
                       ------
any other remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

     2.  Period of Exercise.  This Warrant is exercisable at any time or from
         ------------------
time to time on or after the date hereof and before 5:00 P.M., Central Standard Time on the fifth (5th) anniversary of the date hereof (the "Exercise Period").

     3.  Certain Agreements of the Company.  The Company hereby covenants and
         ---------------------------------
 agrees as follows:

         (a)  Shares to be Fully Paid.  All Warrant Shares will, upon issuance
              -----------------------
in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

         (b)  Reservation of Shares.  During the Exercise Period, the Company
              ---------------------
shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         (c)  Listing.  The Company shall promptly secure the listing of the
              -------
shares of Common Stock issuable upon exercise of this Warrant upon the Nasdaq National Market, or the New York Stock Exchange, as required by Section 4.12 of the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each such national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

         (d)  Certain Actions Prohibited.  The Company will not, by amendment
              --------------------------
of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4.  Antidilution Provisions.  During the Exercise Period, the Exercise
         -----------------------
Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

         (a)  Adjustment of Exercise Price and Number of Shares upon Issuance
              ---------------------------------------------------------------
of Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof,
---------------
if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as herein defined) on the date of such issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive
             -----------------
Issuance, the Exercise Price will be adjusted in accordance with the following formula:

         E' = (E) (O + P/M) / (CSDO)

         where:

         E'    =     the adjusted Exercise Price
         E     =     the then current Exercise Price;
         M     =     the then current Market Price;
         O     =     the number of shares of Common Stock outstanding
                     immediately prior to the Dilutive Issuance;
         P     =     the aggregate consideration, calculated as set forth in
                     Section 4(b) hereof, received by the Company upon such
                     Dilutive Issuance; and
         CSDO  =     the total number of shares of Common Stock Deemed
                     Outstanding (as herein defined) immediately after the Dilutive Issuance.

         (b)  Effect on Exercise Price of Certain Events.  For purposes of
              ------------------------------------------
determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

              (i)    Issuance of Rights or Options.  If the Company in any
                     -----------------------------
manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase
  ----------------------
Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the
 -------
exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common
  --------------------
Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

              (ii)   Issuance of Convertible Securities.
                     ----------------------------------

                     (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise

Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                     (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per
                   ----------------------------------
share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").
                         -----------------------------

              (iii)  Change in Option Price or Conversion Rate.  If there is a
                     -----------------------------------------
change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

              (iv)   Treatment of Expired Options and Unexercised Convertible
                     --------------------------------------------------------
Securities.  If, in any case, the total number of shares of Common Stock
----------
issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

              (v)    Calculation of Consideration Received.  If any Common
                     -------------------------------------
Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of all such Options or Convertible Securities at the time such Options or Convertible Securities first become exercisable, convertible or exchangeable. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

              (vi)   Exceptions to Adjustment of Exercise Price.  No adjustment
                     ------------------------------------------
to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the issuance of Warrants in accordance with terms of the Securities Purchase Agreement; or (iii) upon the exercise of the Warrants.

         (c)  Subdivision or Combination of Common Stock.  If the Company, at
              ------------------------------------------
any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

         (d)  Adjustment in Number of Shares.  Upon each adjustment of the
              ------------------------------
Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         (e)  Major Transactions.  If the Company shall consolidate or merge
              ------------------
with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for issuances which do not result in a Change of Control (as defined in the Note))) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major
                                                                -----
Transaction"), then the holder of this Warrant may, at its option, either (a) in
-----------
the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Warrant and this Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Warrant, number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major
                                                                      -----
Transaction Consideration"), to which a holder of the number of shares of Common
-------------------------
Stock delivered upon the exercise of this

Warrant (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated May __, 2001 among the Company and the signatories thereto (the "Registration Rights Agreement") to assume all of the Company's obligations
 -----------------------------
under the Registration Rights Agreement. No later than five (5) business days prior to the consummation of the Major Transaction or Common Stock Major Transaction, as the case may be (each, a "Transaction"), but not prior to the
                                          -----------
public announcement of such Transaction, the Company shall deliver written notice ("Notice of Transaction") to each holder of a Warrant, which Notice of
         ---------------------
Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Transaction. Such Notice of Transaction shall indicate the amount and type of the transaction consideration which such holder of a Warrant would receive under this Section ("Transaction Consideration"). If the Transaction
                             -------------------------
Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Transaction Consideration in lieu of the Transaction Consideration by delivering notice of such election to the Company within five
(5) business days of such holder's receipt of the Notice of Transaction.

         (f)  Distribution of Assets.  In case the Company shall declare or
              ----------------------
make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this
                  ------------
Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

         (g)  Notices of Adjustment.  Upon the occurrence of any event which
              ---------------------
requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the Chief Financial Officer of the Company.

         (h)  Minimum Adjustment of Exercise Price.  No adjustment of the
              ------------------------------------
Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

         (i)  No Fractional Shares. No fractional shares of Common Stock are to
              --------------------
be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

         (j)  Other Notices.  In case at any time:
              -------------

              (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

              (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

              (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses
(i), (ii), (iii) and (iv) above.

         (k)  Special Adjustment.  If the Company takes any actions (including
              ------------------
under or by virtue of this Section 4) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in this Warrant, and if the provisions of this Section 4 are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from a Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

         (l)  Certain Definitions.
              -------------------

              (i)    "Common Stock Deemed Outstanding" shall mean the number of
                      -------------------------------
shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

              (ii)   "Market Price," means, as of any date, the average of the
                      ------------
Closing Bid prices for the Common Stock during the ten (10) consecutive trading days immediately preceding, but not including, such determination date.

              (iii)  "Common Stock," for purposes of this Section 4, includes
                      ------------
the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

     5.  Issue Tax.  The issuance of certificates for Warrant Shares upon the
         ---------
exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

     6.  No Rights or Liabilities as a Stockholder.  This Warrant shall not
         -----------------------------------------
entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.  Transfer, Exchange, Redemption and Replacement of Warrant.
         ---------------------------------------------------------

         (a)  Restriction on Transfer.  This Warrant and the rights granted to
              -----------------------
the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 7(e) below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement. Until this Warrant or the shares represented by this Warrant are registered under the Securities Act, the Company may require, as a condition of transfer of this Warrant or the shares represented by this Warrant, that the transferee (who may be the Holder in the case of an exchange) represent that the securities being transferred are being acquired for investment purposes and for the transferee's own account and not with a view to or for sale in connection with any distribution of the security. The Company may also require that the transferee provide written information adequate to establish that the transferee is an "accredited investor" within the meaning of Regulation D issued under the Securities Act, or otherwise meets all qualifications necessary to comply with exemptions to the Securities Act, all as determined by counsel to the Company.

         (b)  Warrant Exchangeable for Different Denominations.  This Warrant is
              ------------------------------------------------
exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 7(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

         (c)  Replacement of Warrant.  Upon receipt of evidence reasonably
              ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

         (d)  Cancellation; Payment of Expenses.  Upon the surrender of this
              ---------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

         (e)  Warrant Register.  The Company shall maintain, at its principal
              ----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

         (f)  Exercise Limitations. Notwithstanding anything to the contrary
              --------------------
contained herein, this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 7(f), beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 7(f) shall apply to each successive Holder. The restriction contained in this Section 7(f) may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof approve such alteration, amendment, deletion or change.

     8.  Registration.  The initial holder of this Warrant (and certain
         ------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement between the company and the initial holder of this Warrant.

     9.  Notices.  Any notice herein  required or permitted to be given shall
         -------
be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:

               Odetics, Inc.
               1515 S. Manchester Avenue
               Anaheim, California  92802
               Telecopy:  714-780-7857
               Attention: Greg Minor

               with a copy to:

               Stradling Yocca Carlson & Ruth
               660 Newport Center Drive, Suite 1600
               Newport Beach, California 92660
               Telecopy:  949-725-4100
               Attention:  K.C. Schaaf, Esq.

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

     10. Governing Law; Jurisdiction.  This Warrant shall be governed by and
         ---------------------------
construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of Illinois and the state courts located in the County of Cook in the State of Illinois in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

    11.  Miscellaneous.
         -------------

         (a)  Amendments.  This Warrant and any provision hereof may only be
              ----------
amended by an instrument in writing signed by the Company and the Holder.

         (b)  Descriptive Headings.  The descriptive headings of the several
              --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

         (c)  Cashless Exercise. Notwithstanding anything to the contrary
              -----------------
contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise").
                                                           -----------------
In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock.

         (d)  Assignability.  This Warrant shall be binding upon the Company
              -------------
and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

                                     * * *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                              ODETICS, INC.


                              By:____________________________________________

                              Name:__________________________________________

                              Title:_________________________________________

                          FORM OF EXERCISE AGREEMENT


        (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of Odetics, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant, and [herewith
                  -------
makes payment of the Exercise Price with respect to such shares in full] [elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

     (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:


Date:_______________________________    ________________________________________
                                        Signature of Holder

                                        ________________________________________
                                        Name of Holder (Print)

                                        Address:

                                        ________________________________________

                                        ________________________________________

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                   Address                         No. of Shares
----------------                   -------                         -------------

, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Date: ____________, _____,

In the presence of


__________________________


                              Name:_____________________________________________



                              Signature:________________________________________
                                     Title of Signing Officer or Agent (if any):


                                     ___________________________________________
                                     Address:

                                     ___________________________________________

                                     ___________________________________________


                                     Note:  The above signature should
                                            correspond exactly with the name
                                            on the face of the within Warrant.

                                                                     EXHIBIT B-2

                                                                  EXECUTION COPY

VOID AFTER 5:00 P.M., CENTRAL STANDARD
TIME ON November 29, 2006

     THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                             Right to Purchase 426,667 Shares of
                                  Class A Common Stock, par value $.10 per share

Date: May 29, 2001

                                 ODETICS, INC.
                             STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, Castle Creek Technology Partners LLC or its registered assigns (the "Holder"), is entitled to purchase from
                                    ------
ODETICS, INC., a Delaware corporation (the "Company"), at any time or from time
                                            -------
to time during the period specified in Section 2 hereof, 426,667 fully paid and nonassessable shares of the Company's Class A Common Stock, par value $.10 per share (the "Common Stock"), at an exercise price of $_____ per share [110% of
            ------------
the Market Price of one share of Common Stock determined as of the Six Month Anniversary in accordance with the terms of the Securities Purchase Agreement] (the "Exercise Price"). This Warrant is being issued pursuant to that certain
      --------------
Securities Purchase Agreement dated May 29, 2001 among the Company and the signatories thereto (the "Securities Purchase Agreement"). Capitalized terms
                          -----------------------------
used herein and not otherwise defined shall have the respective meanings set forth in the Securities Purchase Agreement. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares") and the Exercise Price are
                                  --------------
subject to adjustment as provided in Section 4 hereof.  The term "Warrants"
                                                                  --------
means this Warrant and the other warrants the Company may be required to issue pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" means, for any security as of any date, the
               -----------------
closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to Holders of a majority of the aggregate principal amount represented by the then outstanding Notes (with the consent of the Holder so long as the Holder continues to own Notes) ("Majority Holders") if Bloomberg Financial Markets is not then reporting
  ----------------
closing bid prices of such security (collectively,

"Bloomberg"), or if the foregoing does not apply, the last reported sale price
 ---------
of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder, with the costs of such determination to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

     1.   Mechanics of Exercise.  Subject to the provisions hereof, including,
          ---------------------
without limitation, the limitations contained in Section 7(f) hereof, this Warrant may be exercised as follows:

          (a)  Manner of Exercise.  This Warrant may be exercised by the Holder,
               ------------------
in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 7(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the
                                             ------------------
Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 11(c) below), delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.

          (b)  Issuance of Certificates.  Subject to Section 1(c), certificates
               ------------------------
for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered
                             ---------------
shall be in such denominations as may be requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

          (c)  Exercise Disputes.  In the case of any dispute with respect to
               -----------------
an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company and reasonably acceptable to the Holder) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the exercising Holder of the results no later than three (3) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

          (d)  Fractional Shares.  No fractional shares of Common Stock are to
               -----------------
be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (e)  Buy-In.  If (i) the Company fails for any reason to deliver
               ------
during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such
                   -----------
exercise (a "Buy-in"), the Company shall pay Holder (in addition to any other
             ------
remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

     2.   Period of Exercise.  This Warrant is exercisable at any time or from
          ------------------
time to time on or after November 30, 2001 [six months and one day after the date of this Warrant] and before 5:00 P.M., Central Standard Time on the fifth
(5th) anniversary of the date this Warrant first becomes exercisable (the "Exercise Period"); provided, however, that this Warrant shall never become
 ---------------
exercisable if all amounts due under the Note of even date herewith issued pursuant to the Securities Purchase Agreement shall have been paid in full on or prior to November 29, 2001 [the six month anniversary of the date of the Note].

     3.   Certain Agreements of the Company.  The Company hereby covenants and
          ---------------------------------
agrees as follows:

          (a)  Shares to be Fully Paid.  All Warrant Shares will, upon issuance
               -----------------------
in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

          (b)  Reservation of Shares.  During the Exercise Period, the Company
               ---------------------
shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c)  Listing.  The Company shall promptly secure the listing of the
               -------
shares of Common Stock issuable upon exercise of this Warrant upon the Nasdaq National Market, or the New York Stock Exchange, as required by Section 4.12 of the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each such national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d)  Certain Actions Prohibited.  The Company will not, by amendment
               --------------------------
of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4.   Antidilution Provisions.  During the Exercise Period, the Exercise
          -----------------------
Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

          (a)  Adjustment of Exercise Price and Number of Shares upon Issuance
               ---------------------------------------------------------------
of Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof,
---------------
if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as herein defined) on the date of such issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive
             -----------------
Issuance, the Exercise Price will be adjusted in accordance with the following formula:

          E' = (E)(O + P/M) / (CSDO)

          where:

          E'   =   the adjusted Exercise Price
          E    =   the then current Exercise Price;
          M    =   the then current Market Price;
          O    =   the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;

          P    =   the aggregate consideration, calculated as set forth in
                   Section 4(b) hereof, received by the Company upon such Dilutive Issuance; and
          CSDO =   the total number of shares of Common Stock Deemed Outstanding
                   (as herein defined) immediately after the Dilutive Issuance.


          (b)  Effect on Exercise Price of Certain Events.  For purposes of
               ------------------------------------------
determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

               (i)   Issuance of Rights or Options.  If the Company in any
                     -----------------------------
manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common
  ----------------------
Stock or Convertible Securities are hereinafter referred to as "Options"), and
                                                                -------
the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price on the date of issuance ("Below Market
                                                                ------------
Options"), then the maximum total number of shares of Common Stock issuable upon
-------
the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii)  Issuance of Convertible Securities.
                     ----------------------------------

                     (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                     (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per
                   ----------------------------------
share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").
                         -----------------------------

               (iii) Change in Option Price or Conversion Rate.  If there is a
                     -----------------------------------------
change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv)  Treatment of Expired Options and Unexercised Convertible
                     --------------------------------------------------------
Securities.  If, in any case, the total number of shares of Common Stock
----------
issuable upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v)   Calculation of Consideration Received.  If any Common
                     -------------------------------------
Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of all such Options or Convertible Securities at the time such Options or Convertible Securities first become exercisable, convertible or exchangeable. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi)  Exceptions to Adjustment of Exercise Price.  No adjustment
                     ------------------------------------------
to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the issuance of Warrants in accordance with terms of the Securities Purchase Agreement; or (iii) upon the exercise of the Warrants.

          (c)  Subdivision or Combination of Common Stock.  If the Company, at
               ------------------------------------------
any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d)  Adjustment in Number of Shares.  Upon each adjustment of the
               ------------------------------
Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (e)  Major Transactions.  If the Company shall consolidate or merge
               ------------------
with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for issuances which do not result in a Change of Control (as defined in the Note))) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major
                                                                -----
Transaction"), then the holder of this Warrant may, at its option, either (a) in
-----------
the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Warrant and this Warrant shall continue to apply to such

Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Warrant, number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which a
                                  -------------------------------
holder of the number of shares of Common Stock delivered upon the exercise of this Warrant (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated May __, 2001 among the Company and the signatories thereto (the "Registration Rights Agreement") to assume all of the Company's obligations
 -----------------------------
under the Registration Rights Agreement. No later than five (5) business days prior to the consummation of the Major Transaction or Common Stock Major Transaction, as the case may be (each, a "Transaction"), but not prior to the
                                          -----------
public announcement of such Transaction, the Company shall deliver written notice ("Notice of Transaction") to each holder of a Warrant, which Notice of
         ---------------------
Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Transaction. Such Notice of Transaction shall indicate the amount and type of the transaction consideration, which such holder of a Warrant would receive under this Section ("Transaction Consideration"). If the Transaction
                             -------------------------
Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Transaction Consideration in lieu of the Transaction Consideration by delivering notice of such election to the Company within five
(5) business days of such holder's receipt of the Notice of Transaction.

          (f)  Distribution of Assets.  In case the Company shall declare or
               ----------------------
make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this
                  ------------
Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

          (g)  Notices of Adjustment.  Upon the occurrence of any event which
               ---------------------
requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the Chief Financial Officer of the Company.

          (h)  Minimum Adjustment of Exercise Price.  No adjustment of the
               ------------------------------------
Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i)  No Fractional Shares.  No fractional shares of Common Stock are
               --------------------
to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (j)  Other Notices.  In case at any time:
               -------------

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

          (k)  Special Adjustment.  If the Company takes any actions (including
               ------------------
under or by virtue of this Section 4) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in this Warrant, and if the provisions of this Section 4 are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from a Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

          (l)  Certain Definitions.
               -------------------

               (i)   "Common Stock Deemed Outstanding" shall mean the number of
                      -------------------------------
shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

               (ii) "Market Price," means, as of any date,  the average of the
                     ------------
Closing Bid prices for the Common Stock during the ten (10) consecutive trading days immediately preceding, but not including, such determination date.

               (iii) "Common Stock," for purposes of this Section 4, includes
                      ------------
the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

     5.   Issue Tax.  The issuance of certificates for Warrant Shares upon the
          ---------
exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

     6.   No Rights or Liabilities as a Stockholder.  This Warrant shall not
          -----------------------------------------
entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.   Transfer, Exchange, Redemption and Replacement of Warrant.
          ---------------------------------------------------------

          (a)  Restriction on Transfer.  This Warrant and the rights granted
               -----------------------
to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 7(e) below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement. Until this Warrant or the shares represented by this Warrant are registered under the Securities Act, the Company may require, as a condition of transfer of this Warrant or the shares represented by this Warrant, that the transferee (who may be the Holder in the case of an exchange) represent that the securities being transferred are being acquired for investment purposes and for the transferee's own account and not with a view to or for sale in connection with any distribution of the security. The Company may also require that the transferee provide written information adequate to establish that the transferee is an "accredited investor" within the meaning of Regulation D issued under the Securities Act, or otherwise meets all qualifications necessary to comply with exemptions to the Securities Act, all as determined by counsel to the Company.

          (b)  Warrant Exchangeable for Different Denominations.  This Warrant
               ------------------------------------------------
is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 7(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

          (c)  Replacement of Warrant.  Upon receipt of evidence reasonably
               ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

          (d)  Cancellation; Payment of Expenses.  Upon the surrender of this
               ---------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes

(other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

          (e)  Warrant Register.  The Company shall maintain, at its principal
               ----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (f)  Exercise Limitations. Notwithstanding anything to the contrary
               --------------------
contained herein, this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 7(f), beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 7(f) shall apply to each successive Holder. The restriction contained in this Section 7(f) may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof approve such alteration, amendment, deletion or change.

     8.   Registration.  The initial holder of this Warrant (and certain
          ------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement between the company and the initial holder of this Warrant.

     9.   Notices.  Any notice herein  required or permitted to be given shall
          -------
be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:

               Odetics, Inc.
               1515 S. Manchester Avenue
               Anaheim, California  92802
               Telecopy:  714-780-7857
               Attention: Greg Minor

               with a copy to:

               Stradling Yocca Carlson & Ruth
               660 Newport Center Drive, Suite 1600
               Newport Beach, California 92660
               Telecopy:  949-725-4100
               Attention:  K.C. Schaaf, Esq.

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

     10.  Governing Law; Jurisdiction.  This Warrant shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of Illinois and the state courts located in the County of Cook in the State of Illinois in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     11.  Miscellaneous.
          -------------

          (a)  Amendments.  This Warrant and any provision hereof may only be
               ----------
amended by an instrument in writing signed by the Company and the Holder.

          (b)  Descriptive Headings.  The descriptive headings of the several
               --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          (c)  Cashless Exercise. Notwithstanding anything to the contrary
               -----------------
contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise").
                                                           -----------------
In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock.

     (d)  Assignability.  This Warrant shall be binding upon the Company and its
          -------------
successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.

                                     * * *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                            ODETICS, INC.



                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________

                          FORM OF EXERCISE AGREEMENT


        (TO BE EXECUTED BY THE HOLDER IN ORDER TO EXERCISE THE WARRANT)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of Odetrics, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant, and [herewith
                  -------
makes payment of the Exercise Price with respect to such shares in full] [elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

     (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:


Date:_____________________________         __________________________________
                                           Signature of Holder


                                           __________________________________
                                           Name of Holder (Print)


                                           Address:

                                           __________________________________

                                           __________________________________

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                    Address                        No. of Shares
----------------                    -------                        -------------

, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Date: ____________, _____,

In the presence of


_________________________

                                            Name:_______________________________


                                            Signature:__________________________
                                                      Title of Signing Officer
                                                      or Agent (if any):



                                            ____________________________________
                                            Address:       _____________________
                                                           _____________________


                                            Note:  The above signature should
                                                   correspond exactly with the
                                                   name on the face of the
                                                   within Warrant.

                                                                     EXHIBIT B-3
                                                to Securities Purchase Agreement

VOID AFTER 5:00 P.M., CENTRAL STANDARD
TIME ON May 29, 2007

     THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                                                Right to Purchase ____ Shares of
                                  Class A Common Stock, par value $.10 per share

Date: May 29, 2002

                                 ODETICS, INC.
                             STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, Castle Creek Technology Partners LLC or its registered assigns (the "Holder"), is entitled to purchase from
                                    ------
ODETICS, INC., a Delaware corporation (the "Company"), at any time or from time
                                            -------
to time during the period specified in Section 2 hereof, ______________ [the number of shares equal to number of dollars resulting from dividing $1,600,000 by 110% of the Market Price of one share of the Common Stock determined as of the Scheduled Maturity Date in accordance with the terms of the Securities Purchase Agreement] fully paid and nonassessable shares of the Company's Class A Common Stock, par value $.10 per share (the "Common Stock"), at an exercise
                                             ------------
price of $_____ per share [110% of the Market Price of one share of the Common Stock determined as of the Scheduled Maturity Date in accordance with the terms of the Securities Purchase Agreement] (the "Exercise Price"). This Warrant is
                                            --------------
being issued pursuant to that certain Securities Purchase Agreement dated May 29, 2001 among the Company and the signatories thereto (the "Securities Purchase
                                                             -------------------
Agreement").  Capitalized terms used herein and not otherwise defined shall have
---------
the respective meanings set forth in the Securities Purchase Agreement. The number of shares of Common Stock purchasable hereunder (the "Warrant Shares")
                                                             --------------
and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrants" means this Warrant and the other warrants the
                   --------
Company may be required to issue pursuant to the terms of the Securities Purchase Agreement.

     The term "Closing Bid Price" means, for any security as of any date, the
               -----------------
closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to Holders of a majority of the aggregate principal amount represented by the then outstanding Notes (with the consent of the Holder so long as the Holder continues to own Notes) ("Majority Holders") if Bloomberg Financial Markets is not then reporting
  ----------------
closing bid prices of such security (collectively, "Bloomberg"), or if the
                                                    ---------
foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board of such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the Holder, with the costs of such determination to be borne by the Company.

     This Warrant is subject to the following terms, provisions, and conditions:

     1.   Mechanics of Exercise.  Subject to the provisions hereof, including,
          ---------------------
without limitation, the limitations contained in Section 7(f) hereof, this Warrant may be exercised as follows:

          (a)  Manner of Exercise.  This Warrant may be exercised by the
               ------------------
Holder, in whole or in part, by the surrender of this Warrant (or evidence of loss, theft, destruction or mutilation thereof in accordance with Section 7(c) hereof), together with a completed exercise agreement in the Form of Exercise Agreement attached hereto as Exhibit 1 (the "Exercise Agreement"), to the
                                             ------------------
Company at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the Holder elects to effect a Cashless Exercise (as defined in Section 11(c) below), delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder or Holder's designees, as the record owner of such shares, as of the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment (or notice of an election to effect a Cashless Exercise) shall have been made for such shares as set forth above.

          (b)  Issuance of Certificates.  Subject to Section 1(c), certificates
               ------------------------
for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised (the "Delivery Period"). The certificates so delivered
                             ---------------
shall be in such denominations as may be requested by the Holder and shall be registered in the name of Holder or such other name as shall be designated by such Holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

          (c)  Exercise Disputes.  In the case of any dispute with respect to
               -----------------
an exercise, the Company shall promptly issue such number of shares of Common Stock as are not disputed in accordance with this Section. If such dispute involves the calculation of the Exercise Price, the Company shall submit the disputed calculations to a nationally recognized independent accounting firm (selected by the Company and reasonably acceptable to the Holder) via facsimile within three (3) business days of receipt of the Exercise Agreement. The accounting firm shall audit the calculations and notify the Company and the exercising Holder of the results no later than three (3) business days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Company shall then issue the appropriate number of shares of Common Stock in accordance with this Section.

          (d)  Fractional Shares.  No fractional shares of Common Stock are to
               -----------------
be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Exercise Price of a share of Common Stock (as determined for exercise of this Warrant into whole shares of Common Stock); provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (e)  Buy-In.  If (i) the Company fails for any reason to deliver
               ------
during the Delivery Period shares of Common Stock to Holder upon an exercise of this Warrant and (ii) after the applicable Delivery Period with respect to such an exercise, Holder purchases (in an open market transaction or otherwise) shares of Common Stock to make delivery upon a sale by Holder of the shares of Common Stock (the "Sold Shares") which Holder was entitled to receive upon such
                   -----------
exercise (a "Buy-in"), the Company shall pay Holder (in addition to any other
             ------
remedies available to Holder) the amount by which (x) Holder's total purchase price (including brokerage commission, if any) for the shares of Common Stock so purchased exceeds (y) the lesser of (A) the Exercise Price or (B) the net proceeds received by Holder from the sale of the Sold Shares. Holder shall provide the Company written notification indicating any amounts payable to Holder pursuant to this subsection.

     2.   Period of Exercise.  This Warrant is exercisable at any time or from
          ------------------
time to time on or after the date hereof and before 5:00 P.M., Central Standard Time on the fifth (5th) anniversary of the date hereof (the "Exercise Period").
                                                             ---------------

     3.   Certain Agreements of the Company.  The Company hereby covenants and
          ---------------------------------
agrees as follows:

          (a)  Shares to be Fully Paid.  All Warrant Shares will, upon issuance
               -----------------------
in accordance with the terms of this Warrant, be validly issued, fully paid, and non-assessable and free from all taxes, liens, claims and encumbrances.

          (b)  Reservation of Shares.  During the Exercise Period, the Company
               ---------------------
shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (c)  Listing.  The Company shall promptly secure the listing of the
               -------
shares of Common Stock issuable upon exercise of this Warrant upon the Nasdaq National Market, or the New York Stock Exchange, as required by Section 4.12 of the Securities Purchase Agreement and upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each such national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of any other shares of capital stock of the Company issuable upon the exercise of this Warrant so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

          (d)  Certain Actions Prohibited.  The Company will not, by amendment
               --------------------------
of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such actions as may reasonably be requested by the Holder of this Warrant in order to protect the exercise privilege of the Holder of this Warrant, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     4.   Antidilution Provisions.  During the Exercise Period, the Exercise
          -----------------------
Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4. In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up or down to the nearest cent.

          (a)  Adjustment of Exercise Price and Number of Shares upon Issuance
               ---------------------------------------------------------------
of Common Stock. Except as otherwise provided in Section 4(c) and 4(e) hereof,
---------------
if and whenever after the initial issuance of this Warrant, the Company issues or sells, or in accordance with Section 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Market Price (as herein defined) on the date of such issuance (a "Dilutive Issuance"), then effective immediately upon the Dilutive
             -----------------
Issuance, the Exercise Price will be adjusted in accordance with the following formula:

          E'   = (E) (O + P/M) / (CSDO)

          where:

          E'   =   the adjusted Exercise Price

          E    =   the then current Exercise Price;

          M    =   the then current Market Price;

          O    =   the number of shares of Common Stock outstanding
                   immediately prior to the Dilutive Issuance;

          P    =   the aggregate consideration, calculated as set forth in
                   Section 4(b) hereof, received by the Company upon such Dilutive Issuance; and

          CSDO = the total number of shares of Common Stock Deemed Outstanding (as herein defined) immediately after the Dilutive Issuance.

          (b)  Effect on Exercise Price of Certain Events.  For purposes
               ------------------------------------------
of determining the adjusted Exercise Price under Section 4(a) hereof, the following will be applicable:

               (i)   Issuance of Rights or Options.  If the Company in any
                     -----------------------------
manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase
  ----------------------
Common Stock or Convertible Securities are hereinafter referred to as "Options"), and the price per share for which Common Stock is issuable upon the
 --------
exercise of such Options is less than the Market Price on the date of issuance ("Below Market Options"), then the maximum total number of shares of Common
  --------------------
Stock issuable upon the exercise of all such Below Market Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Below Market Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the price per share for which Common Stock is issuable upon the exercise of such Below Market Options is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of such Below Market Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Below Market Options, plus, in the case of Convertible Securities issuable upon the exercise of such Below Market Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Below Market Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Below Market Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Below Market Options.

               (ii)  Issuance of Convertible Securities.
                     ----------------------------------

                     (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 4(b)(ii)(B) if applicable) is less than the Market Price on the date of issuance, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuances of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

                     (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or exercise price or exchange ratio (a "Variable Rate Convertible Security"), then the price per
                   ----------------------------------
share for which Common Stock is issuable upon such exercise, conversion or exchange for purposes of the calculation contemplated by Section 4(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable assuming that (1) all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied, and (2) the Market Price on the date of issuance of such Convertible Security was 80% of the Market Price on such date (the "Assumed Variable Market Price").
                         -----------------------------

               (iii) Change in Option Price or Conversion Rate.  If there is a
                     -----------------------------------------
change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange or any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

               (iv)  Treatment of Expired Options and Unexercised Convertible
                     --------------------------------------------------------
Securities. If, in any case, the total number of shares of Common Stock issuable
----------
upon exercise of any Options or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Options or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

               (v)   Calculation of Consideration Received. If any Common
                     -------------------------------------
Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of all such Options or Convertible Securities at the time such Options or Convertible Securities first become exercisable, convertible or exchangeable. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration except where such consideration consists of freely-tradeable securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in the good faith reasonable business judgment of the Board of Directors.

               (vi)  Exceptions to Adjustment of Exercise Price.  No adjustment
                     ------------------------------------------
to the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities issued and outstanding on the date hereof in accordance with the terms of such securities as of such date; (ii) upon the issuance of Warrants in accordance with terms of the Securities Purchase Agreement; or (iii) upon the exercise of the Warrants.

          (c)  Subdivision or Combination of Common Stock.  If the Company,
               ------------------------------------------
at any time after the initial issuance of this Warrant, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time after the initial issuance of this Warrant, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

          (d)  Adjustment in Number of Shares.  Upon each adjustment of the
               ------------------------------
Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (e)  Major Transactions.  If the Company shall consolidate or merge
               ------------------
with any other corporation or entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged and unissued in such transaction (except for issuances which do not result in a Change of Control (as defined in the Note))) or there shall occur any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property or any reclassification or change of the outstanding shares of Common Stock or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), then the holder of this Warrant
                       -----------------
may, at its option, either (a) in the event that the Common Stock remains outstanding or holders of Common Stock receive any common stock or substantially similar equity interest, in each of the foregoing cases which is publicly traded, retain this Warrant and this Warrant shall continue to apply to such Common Stock or shall apply, as nearly as practicable, to such other common stock or equity interest, as the case may be, or (b) regardless of whether (a) applies, receive consideration, in exchange for this Warrant, number of shares of stock or securities or property of the Company, or of the entity resulting from such Major Transaction (the "Major Transaction Consideration"), to which
                                  -------------------------------
a holder of the number of shares of Common Stock delivered upon the exercise of this Warrant (pursuant to the cashless exercise feature hereof) would have been entitled upon such Major Transaction had such holder so exercised this Warrant (without regard to any limitations on exercise herein or elsewhere contained) on the trading date immediately preceding the public announcement of the transaction resulting in such Major Transaction and had such Common Stock been issued and outstanding and had such Holder been the holder of record of such Common Stock at the time of the consummation of such Major Transaction, and the Company shall make lawful provision for the foregoing as a part of such Major Transaction and shall cause the issuer of any security in such transaction which constitutes Registrable Securities under that certain Registration Rights Agreement dated May __, 2001 among the Company and the signatories thereto (the "Registration Rights Agreement") to assume all of the Company's obligations
 -----------------------------
under the Registration Rights Agreement. No later than five (5) business days prior to the consummation of the Major Transaction or Common Stock Major Transaction, as the case may be (each, a "Transaction"), but not prior to the
                                          -----------
public announcement of such Transaction, the Company shall deliver written notice ("Notice of Transaction") to each holder of a Warrant, which Notice of
         ---------------------
Transaction shall be deemed to have been delivered one (1) business day after the Company's sending such notice by telecopy (provided that the Company sends a confirming copy of such notice on the same day by overnight courier) of such Notice of Transaction. Such Notice of Transaction shall indicate the amount and type of the transaction consideration which such holder of a Warrant would receive under this Section ("Transaction Consideration"). If the Transaction
                             -------------------------
Consideration is cash and does not consist entirely of United States currency, such holder may elect to receive United States currency in an amount equal to the value of the Transaction Consideration in lieu of the Transaction Consideration by delivering notice of such election to the Company within five
(5) business days of such holder's receipt of the Notice of Transaction.

          (f)  Distribution of Assets.  In case the Company shall declare or
               ----------------------
make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time after the initial issuance of this
                  ------------
Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

          (g)  Notices of Adjustment.  Upon the occurrence of any event which
               ---------------------
requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the Holder, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the Chief Financial Officer of the Company.

          (h)  Minimum Adjustment of Exercise Price. No adjustment of the
               ------------------------------------
Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

          (i)  No Fractional Shares. No fractional shares of Common Stock
               --------------------
are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock; provided that in the event that sufficient funds are not legally available for the payment of such cash adjustment any fractional shares of Common Stock shall be rounded up to the next whole number.

          (j)  Other Notices.  In case at any time:
               -------------

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the Holder (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto, but in no event earlier than public announcement of such proposed transaction or event. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses
(i), (ii), (iii) and (iv) above.

          (k)  Special Adjustment.  If the Company takes any actions (including
               ------------------
under or by virtue of this Section 4) which would have a dilutive effect on the Holder or which would materially and adversely affect the Holder with respect to its investment in this Warrant, and if the provisions of this Section 4 are not strictly applicable to such actions or, if applicable to such actions, would not operate to equitably protect the Holder against such actions, then the Company shall promptly upon notice from a Holder appoint its independent certified public accountants to determine as promptly as practicable an appropriate adjustment to the terms hereof, including without limitation adjustments to the Exercise Price, or another appropriate action to so equitably protect such Holder and prevent any such dilution and any such material adverse effect, as the case may be. Following such determination, the Company shall forthwith make the adjustments or take the other actions described therein.

          (l)  Certain Definitions.
               -------------------

               (i)   "Common Stock Deemed Outstanding" shall mean the number of
                      -------------------------------
shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in case of any adjustment required by Section 4(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by Section 4(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

               (ii)  "Market Price," means, as of any date,  the average of the
                      ------------
Closing Bid prices for the Common Stock during the ten (10) consecutive trading days immediately preceding, but not including, such determination date.

               (iii) "Common Stock," for purposes of this Section 4, includes
                      ------------
the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(e) hereof, the stock or other securities or property provided for in such Section.

     5.   Issue Tax. The issuance of certificates for Warrant Shares upon the
          ---------
exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder.

     6.   No Rights or Liabilities as a Stockholder.  This Warrant shall not
          -----------------------------------------
entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.   Transfer, Exchange, Redemption and Replacement of Warrant.
          ---------------------------------------------------------

          (a)  Restriction on Transfer. This Warrant and the rights granted to
               -----------------------
the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit 2, at the office or agency of the Company referred to in Section 7(e) below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement. Until this Warrant or the shares represented by this Warrant are registered under the Securities Act, the Company may require, as a condition of transfer of this Warrant or the shares represented by this Warrant, that the transferee (who may be the Holder in the case of an exchange) represent that the securities being transferred are being acquired for investment purposes and for the transferee's own account and not with a view to or for sale in connection with any distribution of the security. The Company may also require that the transferee provide written information adequate to establish that the transferee is an "accredited investor" within the meaning of Regulation D issued under the Securities Act, or otherwise meets all qualifications necessary to comply with exemptions to the Securities Act, all as determined by counsel to the Company.

          (b)  Warrant Exchangeable for Different Denominations.  This Warrant
               ------------------------------------------------
is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 7(e) below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

          (c)  Replacement of Warrant.  Upon receipt of evidence reasonably
               ----------------------
satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant, in the form hereof, in such denominations as Holder may request.

          (d)  Cancellation; Payment of Expenses.  Upon the surrender of this
               ---------------------------------
Warrant in connection with any transfer, exchange, or replacement as provided in this Section 8, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

          (e)  Warrant Register.  The Company shall maintain, at its principal
               ----------------
executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

          (f)  Exercise Limitations. Notwithstanding anything to the contrary
               --------------------
contained herein, this Warrant shall not be exercisable by the Holder to the extent (but only to the extent) that, if exercisable by the Holder, the Holder would be the beneficial owner of more than 4.99% of the shares of Common Stock. For the purposes of this Section 7(f), beneficial ownership and all determinations and calculations shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations thereunder. For clarification, it is expressly a term of this security that the limitations contained in this Section 7(f) shall apply to each successive Holder. The restriction contained in this Section 7(f) may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the Holder hereof approve such alteration, amendment, deletion or change.

     8.   Registration.  The initial holder of this Warrant (and certain
          ------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement between the company and the initial holder of this Warrant.

     9.   Notices.  Any notice herein  required or permitted to be given shall
          -------
be in writing and may be personally served or delivered by courier or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

               If to the Company:

               Odetics, Inc.
               1515 S. Manchester Avenue
               Anaheim, California  92802
               Telecopy:  714-780-7857
               Attention: Greg Minor

               with a copy to:
               Stradling Yocca Carlson & Ruth
               660 Newport Center Drive, Suite 1600
               Newport Beach, California 92660

               Telecopy:  949-725-4100
               Attention:  K.C. Schaaf, Esq.

and if to the Holder, at such address as Holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

     10.  Governing Law; Jurisdiction.  This Warrant shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed in the State of Illinois. The Company irrevocably consents to the jurisdiction of the United States federal courts located in the State of Illinois and the state courts located in the County of Cook in the State of Illinois in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     11.  Miscellaneous.
          -------------

          (a)  Amendments.  This Warrant and any provision hereof may only be
               ----------
amended by an instrument in writing signed by the Company and the Holder.

          (b)  Descriptive Headings.  The descriptive headings of the several
               --------------------
Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

          (c)  Cashless Exercise. Notwithstanding anything to the contrary
               -----------------
contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise").
                                                           -----------------
In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Common Stock.

          (d)  Assignability.  This Warrant shall be binding upon the Company
               -------------
and its successors and assigns and shall inure to the benefit of Holder and its successors and assigns. The Holder shall notify the Company upon the assignment of this Warrant.
                                     * * *

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                               ODETICS, INC.



                                               By: ____________________________
                                               Name: __________________________
                                               Title: _________________________

                          FORM OF EXERCISE AGREEMENT

        (To be Executed by the Holder in order to Exercise the Warrant)

     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of common stock of Odetrics, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant, and [herewith
                  -------
makes payment of the Exercise Price with respect to such shares in full] [elects to effect a Cashless Exercise pursuant to the terms of the Warrant], all in accordance with the conditions and provisions of said Warrant.

     (i) The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (ii) The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder (or such other person or persons indicated below) and delivered to the undersigned (or designee(s) at the address (or addresses) set forth below:


Date:____________________________      ________________________________________
                                       Signature of Holder


                                       _________________________________________
                                       Name of Holder (Print)

                                       Address:

                                       _________________________________________

                                       _________________________________________

                              FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                    Address                        No. of Shares
----------------                    -------                        -------------


, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Date: ____________, _____,

In the presence of

____________________________

                              Name: ____________________________________________



                              Signature: _______________________________________
                                     Title of Signing Officer or Agent (if any):

                                           _____________________________________
                                           Address:
                                                    ____________________________

                                                    ____________________________

                                           Note:  The above signature should
                                                  correspond exactly with the
                                                  name on the face of the
                                                  within Warrant.

                                                                       EXHIBIT D

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Castle Creek Technology Partners, LLC
111 West Jackson Boulevard
Suite 2020
Chicago, Illinois 60604
Attn: Thomas A. Frei


--------------------------------------------------------------------------------

                                DEED OF TRUST,
                        ASSIGNMENT OF RENTS AND LEASES,
                     SECURITY AGREEMENT AND FIXTURE FILING


NOTICE:  THIS DEED OF TRUST ALSO CONSTITUTES AND IS FILED AS A FIXTURE FILING
------
UNDER CALIFORNIA COMMERCIAL CODE SECTION 9402(6).

     THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust") is made as of this 29th day of May,
                      -------------
2001, by ODETICS, INC., a Delaware corporation, ("Trustor"), whose address is
                                                  -------
1515 S. Manchester Avenue, Anaheim, California 92802, in favor of STEWART TITLE INSURANCE COMPANY, a California corporation, ("Trustee"), for the benefit of
                                               -------
CASTLE CREEK TECHNOLOGY PARTNERS, LLC, a Delaware limited liability company ("Beneficiary"), whose address is 111 West Jackson Boulevard, Suite 2020,
  -----------
Chicago, Illinois 60604.

     Beneficiary is making a loan (the "Loan") to Trustor, in the stated
                                        ----
principal amount of Sixteen Million Dollars ($16,000,000). The Loan is evidenced by a Promissory Note Secured by Deed of Trust (the "Note") of even
                                                              ----
date herewith payable by Trustor, to the order of Beneficiary.

     In consideration of the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust for Beneficiary, with power of sale, under and subject to the terms and conditions hereinafter set forth, for the benefit and security of Beneficiary, that certain real property, more particularly described in Exhibit A attached
                                                           ---------
hereto, together with all of the following:

          (a) all buildings, structures, improvements and tenements now or hereafter located on the real property described above (together with the real property described in Exhibit A, the "Real Property");
                      ---------       -------------

          (b) all fixtures, machinery, equipment, building materials, utility systems and facilities, and landscaping of every nature whatsoever which are used or to be used in connection with the construction, ownership, use, management, operation, leasing, maintenance, repair, improvement, or development of the Real Property (and not used exclusively or primarily in connection with the present or future operation by Trustor or any affiliate of Trustor of a business on the Real Property), whether now owned or hereafter acquired or created, whether or not physically affixed to the Real Property including, without limitation, systems for the supply or distribution of heat, air conditioning, electricity, gas, water, air, light, fuel or refrigeration or for ventilating purposes or for sanitary or draining purposes or for the exclusion of vermin or insects or for the removal of dust, refuse or garbage, fire prevention and extinguishing equipment, security and access control equipment, plumbing, water heaters, toilets, sinks, wall, window and floor coverings, doors, windows, hardware, waste and rubbish removal equipment, signs, and other similar equipment and fixtures;

          (c) all rights to minerals, oil and gas and other hydrocarbon substances, all water, irrigation and drainage rights, and all crops and timber on, under or relating to the Real Property; all shares of stock in any water company or other utility supplying water or utility services to the Real Property; and all damages, royalties and revenues of every kind, nature and description whatsoever that Trustor may be entitled to receive from any person or entity owning or hereafter acquiring a right to the oil, gas and mineral rights and reservations of the Real Property;

          (d) all privileges and other rights now or hereafter appurtenant or incidental to the Real Property, including air rights and development rights relating to the Real Property and all right, title and interest of Trustor in and to all streets, curbs, gutters, sidewalks, sewers, storm drains, roads and public places, open or proposed; and all easements and rights of way, public or private, now or hereafter used in connection with the Real Property;

          (e) all of the following revenue from the Real Property (as opposed to revenue from any present or future business of Trustor or any affiliate of Trustor now or hereafter conducted on the Property): rents and subrents (including room rents, minimum rents, additional rents and percentage rents), cash income, issues, accounts receivable, royalties, proceeds, profits, service charges, parking and maintenance charges and fees, tax and insurance contributions, proceeds from the sale of utilities and services, cancellation premiums, and other revenues of or relating to the Real Property (including those now due, past due or to become due by virtue of any "Tenant Lease" [as defined in paragraph (f) below] or in connection with the use or hiring of the Property, regardless of to whom payable), claims for damages arising from any breach of the Tenant Leases, proceeds from any sale or other disposition of all or any portion of the Property, and all other benefits arising from the use or enjoyment of, or the lease, sale or other disposition of, all or any portion of the Property;

          (f) Trustor's right, title and interest in and to any and all existing and future leases, subleases, tenancies, occupancy agreements, licenses and other agreements for the use and occupancy of all or any portion of the Property, whether written or oral, and any guarantees thereof, together with any and all extensions, modifications, amendments, assignments and renewals thereof, and all identifiable deposits or other security deposited to secure performance by the lessees or tenants of their obligations thereunder, whether such cash or security is to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due prior to the expiration of the term thereof (collectively, the "Tenant Leases");
                                                   -------------

          (g) all insurance and insurance policies insuring the Property or part thereof or interest therein, and all proceeds of such insurance policies; all claims, awards, damages, causes of action, judgments, recoveries, compensation and insurance proceeds arising on account of injury or damage to or taking of all or any part of the Property or for any loss or diminution in value of the Property; all advance payments of insurance premiums made by Trustor with respect to the Property; all deposits made with or other security given by Trustor to governmental authorities, utility companies, sureties or bonding companies with respect to the Real Property or existing or proposed improvements thereon; all claims or demands with respect to such deposits or security; and all right to refunds or rebates of any such insurance premiums or deposits, taxes or assessments on the

Property; and all tax redemption amounts received by Trustor from any governmental entity with respect to the Property;

          (h) if applicable, all Loan proceeds held by Beneficiary, whether or not disbursed; impound funds; all funds deposited by Trustor with Beneficiary in connection with the Loan; and all impound accounts of Trustor with Beneficiary;

          (i) any and all architectural, engineering or other plans, specifications, contracts and agreements for construction of any improvements on the Real Property and all studies, data and drawings relating thereto; Trustor's rights under all payment, performance or other bonds and in all deposits and other security delivered to, by or for the benefit of Trustor in connection with the construction of improvements on the Real Property; any and all construction materials, supplies and equipment used or to be used in connection with the construction of improvements on the Real Property, whether or not stored on the Real Property, and all warranties and guaranties relating thereto; any and all contracts, agreements, and purchase orders with contractors, subcontractors, suppliers and materialmen incidental to construction of improvements on the Real Property; all reserves, deferred payment deposits, cost savings and payments of any kind relating to construction of such improvements; and any and all drawings, maps, plats, surveys, appraisals, soils, asbestos, hazardous materials studies or other studies or reports relating to the Real Property prepared by or on behalf of Trustor;

          (j) all licenses, contracts, management contracts or agreements, franchise agreements, building, occupancy and other governmental permits, variances, approvals, authorizations, contracts, contract rights, agreements, building occupancy agreements, commitments, undertakings, arrangements, consents and certificates acquired or used in connection with the construction, use, ownership, operation, occupancy, maintenance, repair, improvement or development of the Real Property;

          (k) all general intangibles and contract rights, in each case only to the extent they related to the construction, ownership, operation, occupancy, maintenance, repair, improvement, use or development of the Real Property;

          (l) all fees, indebtedness and other sums now or hereafter payable to Trustor which arise from or are related to the Property;

          (m) all sales agreements, deposit receipts, escrow agreements and other ancillary documents and agreements entered into by or on behalf of Trustor for the sale of all or any portion of the Real Property, and all deposits thereunder and proceeds thereof;

          (n) all books, records, accounts and other documents relating to the construction, ownership, use, management, operation, occupancy, leasing, maintenance, repair, improvement, or development of the Real Property;

          (o) all other personal property of Trustor wherever located and used or to be used in connection with the construction, ownership, use, management, operation, leasing, maintenance, repair, improvement, or development of the Real Property, whether now owned or hereafter acquired or created, including any of the following which are used or to be used in connection with the construction, ownership, use, management, operation, leasing, maintenance, repair, improvement, or development of the Real Property (and not used exclusively or primarily in connection with the present or future operation by Trustor or any affiliate of Trustor of a business on the Real Property), equipment, goods, documents, instruments, accounts, and contract rights, as all such terms are used in the California Uniform Commercial Code; and

          (p) all supplements, modifications and amendments to any of the foregoing; all substitutions, replacements, additions, accretions and accessions to any and all of the foregoing; any of the foregoing hereafter acquired by Trustor; and all proceeds and products of all of the foregoing.

The Real Property and all of the items described in paragraphs (b) through (p) above are hereinafter referred to collectively as the "Property".
                                                       --------
Notwithstanding the foregoing, the portion of the Property described in paragraphs (b) through (p) above shall not include any of the foregoing described in paragraphs (b) through (p) above which are used by Trustor exclusively or primarily in connection with the present or future operation by Trustor or any affiliate of Trustor of any business on the Real Property (as opposed to being used exclusively or primarily in the construction, ownership, management, operation, leasing, maintenance, repair, improvement or development of the Real Property).


                                   ARTICLE I
                              OBLIGATIONS SECURED

     This Deed of Trust secures: (a) the payment and performance of all indebtedness and obligations, now or hereafter incurred under the Note, this Deed of Trust and all other Loan Documents (as defined below in this paragraph) including all principal due and all interest, prepayment charges, late charges, loan fees and other charges and indemnity obligations at any time accruing or assessed under the Loan Documents (as defined below); (b) the payment of all sums advanced, paid or expended by Beneficiary under or pursuant to any provision of this Deed of Trust or any other Loan Document, or to protect the Property or any other security for the Loan, together with interest on each such advance, payment or expenditure at the rate of interest in effect under the Note from the date of such advance, payment or expenditure until paid in full; and
(c) the payment of principal, interest and any other indebtedness hereafter owing by Trustor under any additional loans made by Beneficiary to Trustor or any affiliate of Trustor, that are evidenced by the Note, or another promissory note or other writing reciting that the same is secured hereby, including all prepayment charges, late charges, loan fees and other charges accruing or assessed under such promissory notes or other writings ("Additional Advances").
                                                         -------------------
All of the foregoing amounts shall be secured by this Deed of Trust to the same extent and with the same priority as the initial advance of Loan proceeds made by Beneficiary. The Note, this Deed of Trust and all other instruments, agreements, certificates and documents executed by Trustor and relating to the Loan, including, without limitation, the Securities Purchase Agreement between Trustor and Beneficiary, and the Stock Purchase Warrant by Trustor in favor of Beneficiary, as amended, modified, extended, renewed, restated and supplemented from time to time and whether now in existence or hereafter made or entered into and whether or not secured by this Deed of Trust, are hereafter referred to as the "Loan Documents." Notwithstanding the foregoing or any other provision of
     --------------
this Deed of Trust to the contrary, none of Trustor's obligations under or pursuant to the Hazardous Substances Indemnity Agreement of even date herewith executed by Trustor in favor of Beneficiary relating to the Property shall be secured by the lien of this Deed of Trust.

                                  ARTICLE II
                         REPRESENTATIONS, WARRANTIES,
                      COVENANTS AND AGREEMENTS OF TRUSTOR

     2.1  Representations and Warranties.  In order to induce Beneficiary to
          ------------------------------
make the Loan and enter into the Loan Documents, Trustor hereby represents and warrants to Beneficiary, which representations and warranties shall survive the repayment of the Loan, the reconveyance (full or partial) of this Deed of Trust and any investigations, inspections or inquiries made by Beneficiary or any of Beneficiary's representatives, the recording and foreclosure of this Deed of Trust or acceptance of a deed in lieu thereof, and foreclosure of all or any portion of any other security for the Loan, as follows:

          (a) Authority.  Trustor has the full right, power and authority to
              ---------
encumber the Property and to make the grants, assignments and transfers required by the Loan Documents and to perform its obligations under the Loan Documents. Trustor's execution and delivery of the Loan Documents and the performance of Trustor's obligations under the Loan Documents have been duly authorized by all necessary action on behalf of Trustor, do not require any consent or approval of any third party not already obtained, and do not and will not (i) violate, conflict with, contravene or give rise to any liability, obligation or lien (other than liens created by the Loan Documents) under, or constitute a default or breach (1), to the best of Trustor's knowledge, information and belief, under any federal, state or local law, statute, ordinance, court ruling or governmental regulation, rule, order or requirement (collectively, "Laws"), or
                                                                    ----
(2), except as otherwise disclosed by Trustor to Beneficiary in writing, of any judgment, order, decree, agreement, deed of trust, mortgage, security agreement, lease, permit, license, or any other instrument in which Trustor or any partners or members of Trustor (collectively, "Partners" or "Members") are a party or which such parties may be bound or affected, or (ii) except as provided by the Loan Documents, result in the creation of any lien, mortgage, security interest, charge or other encumbrance upon any of Trustor's or any Partners' or Members' property or assets.

          (b) Binding Effect of Loan Documents.  The obligations of Trustor
              --------------------------------
under the Loan Documents are valid and binding obligations enforceable in accordance with their terms, and this Deed of Trust is and shall remain a valid, binding and enforceable lien on the Property, except to the extent that enforceability may be limited by bankruptcy, insolvency, bank moratorium or similar laws affecting creditors' right in general.

          (c) No Adverse Changes.  Since the execution by Trustor and
              ------------------
Beneficiary of the Draft Term Sheet for Odetics, Inc. (the "Term Sheet") dated
                                                            ----------
April 23, 2001, to the best of Trustor's knowledge, information and belief, no event or circumstance has occurred or arisen that could adversely affect the value of or security for the Loan in any material respect, including any adverse change in any material respect in (i) the physical condition of the Property,
(ii) the income generated by the Property (if applicable) or the value of the Property, or (iii) the assets, financial condition or credit standing of Trustor or any guarantor of any of Trustor's obligations to Beneficiary or any Partners or Members of Trustor.

          (d) Information Accurate.  To the best of Trustor's knowledge,
              --------------------
information and belief, all statements and information (including rent rolls and financial statements) made or submitted by or on behalf of Trustor to Beneficiary in connection with the Loan were correct and not misleading in any material respect when made or submitted and they remain so as of the date hereof. All agreements and other documents (including partnership agreements and other organizational documents of Trustor and each Partner or Member, if applicable) submitted by or on behalf of Trustor to Beneficiary in connection with the Loan were complete (and included all amendments and supplements) and correct when submitted and they remain so as of the date hereof. As of the date hereof no act or event has occurred that could impair the validity, effectiveness or enforceability of, or impair Trustor's or any guarantor's ability to perform its or their respective obligations under the Loan Documents or any guaranty, as applicable.

          (e) Good Standing.  Any corporation or partnership that comprises or
              -------------
is included in Trustor or any Partner or Member is duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of its domicile and is qualified to transact business in the State of California.

          (f) Taxes.  Trustor has filed all federal, state, county and municipal
              -----
tax returns required to have been filed by Trustor, and has paid all taxes that have become due pursuant to such returns or to any notice of assessment received by Trustor, and Trustor has no knowledge of any basis for any additional assessment with respect to such taxes. To the best of Trustor's knowledge, no special assessments or levies are pending or contemplated against the Property or any part thereof.

          (g) Ownership of Real Property.  Trustor has good and marketable title
              --------------------------
to the Real Property, not subject to any lien, encumbrance, easement or other title matter except for matters created by the Loan Documents or approved by Beneficiary. Trustor shall defend such title against all other claims and demands.

          (h) Ownership of Personal Property.  Trustor owns the Personal
              ------------------------------
Property (as defined in Section 4.1) in which the security interest is granted
                        -----------
in Section 4.1 and such Personal Property is, and shall remain, free and clear
   -----------
of liens and claims, except as created hereby or contemplated herein.

          (i) No Supplemental Financing.  Trustor has not (except as otherwise
              -------------------------
disclosed by Trustor to Beneficiary in writing) and will not obtain any financing secured by the Property other than the Loan.

          (j) Compliance with Laws and Other Requirements.  To the best of
              -------------------------------------------
Trustor's knowledge, information and belief, Trustor and the Property are in compliance with all (i) building codes, zoning ordinances and other Laws, (ii) covenants, conditions, restrictions, easements, instruments, agreements, leases, permits, licenses, judgments, court orders and other requirements that affect Trustor or the Property.

          (k) Defective Conditions.  To the best of Trustor's knowledge,
              --------------------
information and belief, there are no encroachments, defects or conditions affecting the Property (including expansive or unstable soil) that would make the Property unsuitable for its current use or for any different use contemplated by Trustor. To the best of Trustor's knowledge, information and belief, there are no abnormal hazards, including earth movement or slippage, affecting the Property. To the best of Trustor's knowledge, information and belief, the Real Property is undamaged and free from any structural or other defects and no Hazardous Materials (as defined in Section 2.19 below) exist on or adjacent to the Real Property, except where such Hazardous Materials condition is disclosed in writing to Beneficiary prior to the date hereof.

          (l) No Claims or Proceedings.  Trustor does not know of any pending or
              ------------------------
contemplated (i) street widening or realignment or other public improvement that may involve any charge being levied or assessed or any lien being created upon the Property, or (ii) zoning amendment or other change in any Law that may adversely affect the current or any contemplated use of the Property, or (iii) claim, suit, action or legal, administrative, arbitration or other proceeding or governmental investigation against Trustor or any Partner or Member or guarantor or otherwise affecting the Property (and Trustor is not aware of any basis for any such claim, suit, action, proceeding or investigation).

          (m) Business Purpose.  Trustor is obtaining the Loan solely for
              ----------------
business purposes, and no portion of the Loan proceeds will be used for personal, family or household purposes.

          (n) No Tenant Leases.  There are no existing Tenant Leases.
              ----------------

     As used in this Deed of Trust, the phrase "to the best of Trustor's knowledge, information and belief," the phrase "to the best of Trustor's knowledge," or any similar phrase implying a qualification based on knowledge, is intended to and shall mean that Trustor has conducted reasonably diligent investigation and made due inquiry with respect to the matters so qualified.
All of the representations and warranties made by Trustor in the Loan Documents shall survive funding of the Loan and shall remain continuing representations and warranties so long as any portion of the indebtedness secured by this Deed of Trust remains outstanding. Should any representation or warranty prove to be untrue as of the date of this Deed of Trust, then Beneficiary may declare a default under the Note and Deed of Trust. Trustor agrees to indemnify and hold Beneficiary free and harmless from all liabilities, obligations, damages, causes of action, judgments, costs and expenses (including without limitation reasonable attorneys' fees) that Beneficiary may incur or suffer in connection with any breach by Trustor of any of Trustor's representations or warranties.

     2.2  Application of Payments.  Except to the extent otherwise required by
          -----------------------
law, Beneficiary shall apply and credit funds received by Beneficiary pursuant to this Deed of Trust, the Note or any other Loan Document in the manner and order of priority set forth in the Note, and if the Note does not specify the manner and order of priority, in such manner and order of priority as Beneficiary shall determine in Beneficiary's sole and absolute discretion. In the absence of a contrary determination by Beneficiary, funds shall be applied and credited (a) first, to pay or reimburse Beneficiary for amounts advanced by Beneficiary (other than principal of the Loan) pursuant to any provision of this Deed of Trust or any other Loan Document, (b) second, to fund any deposits that Trustor may be required by the terms of any Loan Document to make with Beneficiary, including any deposits to be used to pay the cost of repairing or constructing any improvements, insurance premiums, property taxes and assessments and utility charges, (c) third, to pay any late payment charges due under the Note or any other Loan Document, (d) fourth, to pay any other sums due under the Loan Documents, excluding interest earned or accrued under the Note and principal, (e) fifth, to pay any interest earned or accrued under the Note and not already added to principal, and (f) sixth, to pay principal outstanding under the Note (including any accrued interest added to principal).

     2.3  Maintenance, Repair, Alterations; Use and Operation.  Trustor shall
          ---------------------------------------------------
(a) keep the Property in good condition and repair and, in the event of any damage, theft, injury or loss, restore or repair promptly and in a good and workmanlike manner such part of the Property to the equivalent of, or better than, its original condition, or such other condition as Beneficiary may approve in writing, whether or not insurance proceeds are available to cover, in whole or in part, the costs of such restoration or repair, and, subject to Section
                                                                     -------
4.3(a), replace fixtures, equipment, machinery and appliances when necessary to
------
keep such items in good repair; (b) not commit or permit waste, impairment or deterioration of the Property; (c) not remove, demolish or materially alter, or permit to be removed, demolished or materially altered, any improvement now or hereafter comprising part of the Real Property, except as required by Law or expressly allowed under any Loan Document, or with the prior written consent of Beneficiary; (d) comply with all, and not suffer or permit to exist any violation of any, of the following that may affect the Property or pertain to acts committed or existing thereon: (i) Laws; (ii) covenants, conditions and restrictions and servitudes (including those contained in any declaration and constituent documents of any condominium, cooperative, planned development or other common interest project), whether public or private, of every kind and character; and (iii) requirements of insurance companies and all bureaus or agencies that establish standards of insurability; (e) obtain, keep in effect and perform all obligations under all permits, licenses, rights, privileges, franchises, concessions, maps, bonds and other agreements required by applicable Laws or granted to or contracted for by Trustor (including zoning variances and other special exceptions, exemptions and permits) for the construction, ownership, use, management, operation, occupancy, leasing, maintenance, repair, improvement, financing, sale, or development of, or conduct of business on the Property; (f) not take any action that might invalidate any insurance carried on the Property; (g) not initiate, join in, consent to or acquiesce in any change in any private restrictive covenant, zoning ordinance or zoning classification or conditions of use, or other public or private restrictions limiting the uses that may be made of the Property; (h) not alter the general use of all or any part of the Property without the prior written consent of Beneficiary; (i) not abandon the Property; and (j) cultivate, irrigate, fertilize, fumigate, prune and do all other acts in a timely and proper manner which from the character or use of the Property or any portion thereof may be necessary or appropriate for the care, protection or preservation of the Property or the protection of Beneficiary's security.

     2.4  Required Insurance Coverage.  Trustor shall at all times provide,
          ---------------------------
maintain and keep in force all of the following prepaid policies of insurance:

          (a) Fire and Extended Coverage.  Insurance of the type commonly known
              --------------------------
as the "broad form of extended coverage," insuring the Property against loss or damage by fire, lighting, vandalism, malicious mischief, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and all other risks covered by an all perils endorsement, in an amount sufficient to prevent Beneficiary or Trustor from becoming a co-insurer under the terms of the applicable policies and at least equal to 100% of the then full replacement cost of the improvements thereon and Personal Property without deduction for physical depreciation, and subject to a deductible satisfactory to Beneficiary. Each such policy shall contain a "replacement cost" and a "difference in conditions" endorsement;

          (b) Business Interruption and Rental Loss.  Business interruption
              -------------------------------------
insurance and insurance against the loss of "rental value" of the improvements on a "rented or vacant basis," and including the fair rental value of any portion of the improvements occupied by Trustor, arising out of fire or the perils of the broad form of extended coverage, covering a period of not less than one (1) year;

          (c) Commercial General Liability.  Commercial general liability
              ----------------------------
insurance, insuring against claims and liability for personal injury, death or property damage arising from the use, occupancy, disuse or condition of the Property and the adjoining areas or ways, with a single limit of coverage in an amount reasonably approved by Beneficiary, but in no event less than $3,000,000;

          (d) Worker's Compensation.  Worker's compensation insurance (including
              ---------------------
employer's liability insurance, if requested by Beneficiary) for all employees of Trustor engaged on or with respect to the Property, in such amount as is reasonably satisfactory to Beneficiary, or, if such limits are established by law, in the amounts so established.

          (e) Builder's Risk.  During the course of any construction or repair
              --------------
of improvements on the Real Property, builder's "completed value" insurance against "all risks of physical loss," including collapse and transit coverage, in nonreporting form, covering the total value of work performed and equipment, supplies, materials, supervision and fixtures furnished, containing the "permission to occupy upon completion of work or occupancy" endorsement and no deletion or restriction in coverage due to occupancy, and covering Beneficiary's interest in the Property, as it may appear;

          (f) Flood.  If required by Beneficiary, insurance against damage by
              -----
flood or similar occurrences, in the event such insurance is available pursuant to the provisions of the Flood Disaster Protection Act of 1973 or other applicable Law, in an amount equal to the lesser of 100% of the insurable value of the Property or the maximum amount obtainable under such Law; provided,
                                                                 --------
however, that Beneficiary may require that Trustor secure flood insurance in
-------
excess of the amount obtainable under such Law if such insurance is available at commercially reasonable rates and is customarily required by institutional lenders for similar properties in Orange County, California;

          (g) Environmental.  If required by Beneficiary environmental liability
              -------------
insurance covering loss and damages resulting from contamination of the Property by Hazardous Materials; and

          (h) Other.  Such other policies of insurance (including boiler,
              -----
pressure vessel and machinery, plate glass, and earthquake insurance), as, and in such amounts as, are required under good insurance practices, are carried by persons engaged in the same or similar type of business as Trustor, and located in the same or similar area as the Real Property, or as Beneficiary or any governmental or quasi-governmental authority having jurisdiction over Trustor or the Property shall from time to time require.

     Each insurance policy required by this Section 2.4 shall:  (i) be primary
                                            -----------
and noncontributory with any other insurance Trustor or Beneficiary may carry;
(ii) name or be endorsed to name Beneficiary as an additional insured and/or loss payee (Form 438BFU) thereunder as its interest may appear; (iii) contain mortgagee and other endorsements required by Beneficiary in form and substance acceptable to Beneficiary; (iv) be issued by companies authorized to conduct business in California; (v) be subject to the written approval of Beneficiary as to insurer, amount, form, content and expiration date; (vi) provide or be endorsed to provide that the policy (including all endorsements thereto) shall not be canceled or modified without at least thirty (30) days' prior written notice to Beneficiary; (vii) contain a cross liability endorsement (with respect to liability insurance) and (viii) contain waivers of subrogation in form and substance acceptable to Beneficiary.

     On or before Trustor's execution of this Deed of Trust, Trustor shall furnish Beneficiary with: (i) a copy, certified by the appropriate insurance broker or carrier, of each policy required under this Section 2.4 or otherwise
                                                      -----------
carried by Trustor with respect to the Property, or any portion thereof, or a certificate for each such policy, in form and substance satisfactory to Beneficiary; and (ii) at least thirty (30) days prior to the expiration of each such policy, evidence reasonably satisfactory to Beneficiary of the payment of premiums and the reissuance of a policy continuing in force the coverage provided by the expiring policy. In the event Trustor fails to provide, maintain, keep in force, deliver or furnish to Beneficiary the policies of insurance required by this Deed of Trust, Beneficiary may, at its option, without notice or demand upon Trustor, and without waiving Trustor's default hereunder procure such insurance (or single interest insurance covering Beneficiary's interest) with a company selected by Beneficiary, and Trustor shall pay all premiums thereon promptly upon demand by Beneficiary.

     Trustor, for itself and on behalf of its insurers, hereby releases Beneficiary and Trustee from any liability as to which insurance is required to be carried pursuant to any of the Loan Documents, including liability by way of contribution, indemnity, or subrogation, regardless of any negligence on the part of Beneficiary or Trustee that may have contributed to any loss or damage.

     In the event of foreclosure of this Deed of Trust or other transfer of title to the Property that extinguishes the lien of this Deed of Trust, all right, title and interest of Trustor in and to all then existing policies of insurance or premiums or payments in satisfaction of claims or any other rights thereunder shall be deemed assigned to, and thereupon shall inure to the benefit of and pass to the purchaser or grantee, regardless of the amount bid or received at such foreclosure sale.

     2.5  Assignment of, and Disposition of Proceeds from, Insurance and Other
          --------------------------------------------------------------------
          Claims and Condemnation Awards.
          ------------------------------

          (a) Trustor hereby assigns to Beneficiary: (i) all insurance proceeds that Trustor may receive or become entitled to receive by reason of loss sustained with respect to the Property or any part thereof under any policy of insurance required by this Deed of Trust or otherwise carried by Trustor with respect to the Property; (ii) all compensation, awards and other payments or relief and all proceeds of the foregoing that Trustor may receive or become entitled to receive by reason of a voluntary or involuntary conversion, taking for public use or action or threatened action in eminent domain affecting all or any part of the Property or any interest therein, the exercise of a police power, whether by a condemnation proceeding or threatened condemnation proceeding or otherwise (such as by inverse condemnation), or any transfer of all or any part of the Property under threat or in avoidance of an exercise of the power of eminent domain; and (iii) all causes of action, money judgments, monetary awards, and monetary liens (whether arising by judgment or otherwise) and all proceeds of the foregoing that Trustor may acquire or become entitled to receive from any persons whomsoever as a result of design, construction defects, or other defects or defective conditions in, on or relating to the Property or any portion thereof, or damage or injury to the Property or any portion thereof or interest therein from any cause whatsoever. Trustor shall execute such assignments, documents or instruments as Beneficiary may from time to time request in order to evidence any of the foregoing assignments. Beneficiary may, but in no event shall be obligated to, commence, appear in, defend or prosecute (in Beneficiary's name or otherwise) any assigned claim or action, and adjust, compromise, settle and collect all claims and awards assigned to Beneficiary hereunder, but shall not be responsible for any failure to collect any claim or award, regardless of the cause of the failure. Trustor shall cooperate with Beneficiary in making and prosecuting insurance claims and claims against third parties.

          (b) Application of Proceeds.  Any sums obtained or received by
              -----------------------
Beneficiary pursuant to Section 2.5(a) shall be applied first to reimburse
                        --------------
Beneficiary for costs and expenses incurred in connection with obtaining any such sums. The remainder of such sums, if any, shall then be applied or disbursed as follows: (i) if there is an impairment of all or any part of the security for the indebtedness secured by this Deed of Trust, then Beneficiary shall have the right, in its sole and absolute discretion exercised in good faith, to apply and/or disburse such remainder (1) to the payment of any indebtedness secured by this Deed of Trust in an amount sufficient to eliminate such impairment of security as reasonably determined by Beneficiary, whether or not such indebtedness is then due, and to such components thereof as Beneficiary shall determine in its sole and absolute discretion; and/or (2) to Trustor to pay the costs and expenses of necessary repairs or restoration of the Property, subject to Section 2.5(c); or (ii) if there is no impairment of all or any part
           --------------
of the security for the indebtedness secured by this Deed of Trust, then such remainder shall be disbursed to Trustor to pay the costs and expenses of necessary repairs or restoration of the Property, subject to Section 2.5(c).
                                                             --------------
Unless Trustor and Beneficiary otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments required under the Note.

          (c) Conditions of Disbursement.  In the event that Beneficiary elects
              --------------------------
or is required hereunder to make insurance or other proceeds remaining after deduction of Beneficiary's costs and expenses incurred in connection with obtaining such proceeds available to Trustor for payment of the costs and expenses of repair and restoration of the Property, such proceeds shall be disbursed as provided in Section 2.5(d) upon the following terms and
                                  -------------
conditions: (i) no Event of Default, or any event that with the passage of time or the giving of notice, or both would constitute an Event of Default, shall have occurred and be continuing; (ii) Beneficiary shall be satisfied, in its sole discretion, that the portion of the Property damaged, lost or destroyed can and shall be fully restored to the equivalent of its original condition and value, or such other condition as Beneficiary may approve, within a reasonable period of time and in any event prior to maturity of the Note; (iii) Beneficiary shall have approved: (A) a detailed budget and cost breakdown for the repair and reconstruction work; (B) the plans and specifications for the repair and reconstruction work and all approvals of governmental authorities required by Law in connection with such work; and (C) the general contractor proposed to be engaged to perform such work and the construction contract pursuant to which such work is to be performed; (iv) no Lease in effect immediately prior to the event of loss shall have been canceled nor provide for any right to cancel that remains exercisable as a result of the damage or destruction; (v) if the net proceeds received by Beneficiary are insufficient to pay the full cost of restoring or repairing the Property, Trustor shall have deposited with Beneficiary sufficient additional funds to insure payment of all costs and expenses of repair or restoration, and all Impositions (as defined in Section
                                                                      -------
2.6), Utility Charges (as defined in Section 2.7) and premiums for insurance
---                                  -----------
required to be maintained under this Deed of Trust or any other Loan Document ("Premiums") during the period of repair and restoration; and (vi) receipt of
  --------
such additional data, instruments, documents, agreements and other materials or information relating to the repair or restoration as Beneficiary may reasonably request and satisfaction of such additional conditions as Beneficiary may reasonably require to protect its security. Trustor hereby acknowledges that the specific conditions described in this Section 2.5(c) are reasonable.
                                          --------------

          (d) Disbursement Procedures.  Upon satisfaction of all conditions set
              -----------------------
forth in Section 2.5(c), Trustor shall cause the work of repair and restoration
         --------------
to be commenced promptly and pursued diligently to completion in accordance with plans and specifications approved by Beneficiary and all applicable Laws. Beneficiary shall disburse such proceeds and any additional funds deposited by Trustor in progress payments, with a customary retention, only after receipt by Beneficiary of unconditional mechanic lien waivers in statutory form and receipted bills marked "paid."

          (e) Funds Deposited by Trustor; Excess Funds.  Any additional funds
              ----------------------------------------
deposited by Trustor pursuant to Section 2.5(c) shall be disbursed prior to
                                 --------------
disbursement of the proceeds held by Beneficiary. No funds or proceeds held by Beneficiary under this Section 2.5 shall bear or accrue interest, and
                       -----------
Beneficiary may commingle such funds with its general assets. Trustor's failure to satisfy the conditions set forth in Section 2.5(c) within ninety (90) days
                                       --------------
after Beneficiary's receipt of such proceeds, or to commence promptly and complete diligently the restoration of the Property in accordance with Section
                                                                       -------
2.5(d), shall constitute an Event of Default hereunder.  If any funds or
------
proceeds remain after completion of the repair or restoration or if any Event of Default occurs during the restoration, Beneficiary may apply such funds and proceeds held to the indebtedness secured by this Deed of Trust and to such components thereof as Beneficiary shall determine, in its sole and absolute discretion, and at Beneficiary's option, declare the entire indebtedness secured hereby immediately due and payable. Any such application of proceeds and funds shall not cure or waive any Event of Default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

          (f) Application of Rent.  Notwithstanding anything to the contrary in
              -------------------
this Section 2.5, rent and business interruption insurance proceeds (net of
     -----------
Beneficiary's costs and expenses) shall be applied to payments of amounts due under the Note and may, at Beneficiary's option, be applied to any other payments required to be made by Trustor under the Loan Documents, until such time as the improvements have been restored and placed in full operation, at which time, if no uncured

Event of Default (as defined in Section 5.1) then exists, the balance of such
                                -----------
insurance proceeds shall be returned to Trustor.

     2.6  Taxes and Impositions.  Trustor shall pay, at least ten (10) days
          ---------------------
prior to delinquency, all taxes, assessments, governmental charges, levies, licenses, and fees of any kind whatsoever, including maintenance charges, owners' association dues, charges or fees, and levies or charges resulting from covenants, conditions and restrictions affecting the Property that become due and payable and create or appear to create a lien upon or are levied, assessed or imposed with respect to the construction, ownership, use, management, operation, occupancy, leasing, maintenance, repair, improvement or development of the Property or any part thereof or interest therein or the conduct of business thereon, and any tax, assessment, levy or charge in lieu of or in addition to any of the foregoing (collectively, "Impositions"). If any
                                                 -----------
Imposition is payable in installments, Trustor may pay the same in installments as the same may become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

     2.7  Impound Accounts.  Upon or any time following the occurrence of an
          ----------------
Event of Default (as defined below), Beneficiary reserves the right to require Trustor to pay into a segregated bank account at a bank designated by Beneficiary ("Impound Account") on the first day of each calendar month during
              ---------------
the term of the Loan, an amount which will be sufficient to pay, on the first day of the month preceding the month in which they become due, all Impositions and Premiums payable, or estimated by Beneficiary to be payable, during the ensuing twelve (12) months ("Impounds"). Beneficiary will apply the Impounds to
                             --------
the payment of Impositions and Premiums which are required to be paid by Trustor pursuant to the provisions of this Deed of Trust provided that (a) Beneficiary has received from Trustor statements of all such Impositions and Premiums due,
(b) there exists sufficient funds in the Impound Account to pay such Impositions and Premiums, and (c) Beneficiary has received from Trustor, not earlier than thirty (30) days nor later than fifteen (15) days prior to the date that such Impositions or Premiums are due, a written instruction to pay such Impositions or Premiums. If the amount deposited into the Impound Account for the twelve
(12) month period covered by such Impounds shall exceed the amount of the Impositions and the Premiums payable by Trustor pursuant to the provisions of this Deed of Trust, then Beneficiary shall, in its discretion, (y) return any excess to Trustor or (z) credit such excess against future payments to be made to the Impound Account. If the Impound Account does not have sufficient funds to pay the Impositions and/or the Premiums, as the same become payable, then Trustor shall pay to Beneficiary, upon written request, an amount which Beneficiary shall estimate as being sufficient to make up the deficiency. Until expended or applied as above provided, any amounts in the Impound Account shall constitute additional security for the Loan and shall not bear interest. A collection of such deposits by Beneficiary shall not relieve Trustor of any of its obligations under any provision of this Deed of Trust, and under no circumstances shall Beneficiary be liable for the failure to make any payment on behalf of Trustor, including, without limitation, payments of Impositions or Premiums, if Trustor has not fully and completely complied with the conditions to payment set forth in clauses (a), (b) and (c) above.

     2.8  Utilities.  Trustor shall pay when due all utility charges incurred by
          ---------
or on behalf of Trustor in connection with, or that may become a charge or lien against, the Property and all other assessments or charges of a similar nature, public or private, affecting the Property or any portion thereof (collectively, "Utility Charges").
 ---------------

     2.9  Actions Affecting Property; Duty to Protect Beneficiary and Security.
          --------------------------------------------------------------------
Trustor shall, at its own expense, appear in, prosecute, defend and contest (with counsel reasonably approved by Beneficiary) any action or proceeding that purports to affect the Property or any portion thereof or Trustor's title thereto, the validity or priority of the lien of this Deed of Trust, or the rights, powers, liabilities or obligations of Beneficiary or Trustee. Without in any way mitigating or excusing

Trustor's performance of the foregoing obligations, Beneficiary shall have the right, but not the obligation, to participate to whatever extent Beneficiary may desire, with counsel of Beneficiary's choice, in any such action or proceeding. Trustor shall indemnify, defend and hold harmless Beneficiary, any successor to Beneficiary, any assignee of Beneficiary's interest in the Loan, the directors, officers, shareholders, employees, and agents of such entities and their respective heirs, executors, administrators, legal representatives, successors and assigns from and against all claims, demands, liabilities, losses, obligations, judgments, damages, costs and expenses of any nature, including all Hazardous Materials Claims (as defined in Section 2.19), court costs and
                                          ------------
reasonable attorneys' fees that Beneficiary may directly or indirectly suffer or incur in connection with any such action or proceeding. As used herein, the term "proceeding" shall include litigation (whether by way of complaint, answer, cross-complaint, counter claim or third-party claim), arbitration and administrative hearings or proceedings.

     2.10.  Transfer of Property or Interest in Trustor.  Upon any voluntary or
            -------------------------------------------
involuntary sale, encumbrance, pledge, assignment or other transfer (including, but not limited to, the grant of a leasehold estate) of the Property or any part of or interest in the Property, directly or indirectly (other than a sale upon which Beneficiary is required by any Loan Document to request from Trustee a reconveyance of that part of the Property being sold) or, if Trustor does not consist solely of one or more natural persons, upon any sale, encumbrance, assignment, pledge or other transfer of any voting stock (other than publicly traded stock), partnership interest or other ownership or beneficial interest in Trustor or in any corporation, partnership, trust or other entity that in Beneficiary's sole judgment directly or indirectly owns, controls or materially influences Trustor or its management, or upon the dissolution, liquidation or termination of Trustor or any such corporation, partnership or entity, or any other change in the composition or control of Trustor or in any of its constituent entities, Beneficiary may, at its option, declare all of the sums secured by this Deed of Trust to be immediately due and payable, and if such sums are not immediately paid in full, Trustor shall be in default under this Deed of Trust and Beneficiary may invoke all of the remedies available under this Deed of Trust and the other Loan Documents as well as all additional remedies available at law or in equity.

     2.11.  Inspections.  With delivery of at least twenty-four (24) hours prior
            -----------
written notice to Trustor, except in the event of an emergency, Beneficiary and its officers, directors, employees, contractors, agents, representatives and workmen are hereby authorized to enter at any reasonable time upon the Property to inspect or investigate the same for any purpose relating to Beneficiary's interest in the Property, including for the purpose of ascertaining the status of compliance with Laws or performing any act Beneficiary is authorized to perform under this Deed of Trust. In the event Beneficiary undertakes an inspection or investigation for Hazardous Materials, Trustor agrees that such inspection or investigation may include studies, borings, sampling, and other tests. Trustor shall cooperate with Beneficiary in the conduct of all inspections and investigations under this Section and shall cause all tenants to permit Beneficiary access for the purpose of such inspections and investigations. Trustor acknowledges that Beneficiary's rights under this Section shall include, but not be limited to, the right to conduct a site assessment and environmental audit prior to or in connection with the commencement of foreclosure proceedings or acceptance of a deed in lieu of foreclosure and the right to monitor any Remedial Work (as defined in Section
                                                                      -------
2.19).  Trustor agrees to reimburse Beneficiary, upon demand, for all expenses,
----
costs or other amounts actually incurred by Beneficiary in performing any inspection, investigation or site assessment and environmental audit, or in monitoring any Remedial Work under this Section.

     2.12.  Liens, Encumbrances, and Charges.  Trustor shall (a) pay all
            --------------------------------
indebtedness secured by liens, encumbrances and charges upon the Property or any part thereof (whether senior or junior in priority to the lien of this Deed of Trust) as and when such indebtedness becomes due; (b) immediately pay in full and discharge all liens, encumbrances and charges that may be or appear to be superior to the lien of this Deed of Trust, except for any such liens, encumbrances or charges that have been approved by Lender in writing; and (c) immediately cause any statutory lien for labor or materials or any other statutory or involuntary lien, encumbrance or charge that may arise against the Property to be removed and discharged, either by paying in full the amount claimed to be due by the lienor or by obtaining and recording a surety bond that by statute will result automatically in the removal and discharge of such lien, encumbrance or charge. If Trustor shall fail to discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by procuring discharge of such lien in such other manner as may be authorized by law.

     2.13.  Books and Records.  Trustor shall keep and maintain at all times, at
            -----------------
Trustor's address stated on the first page of this Deed of Trust, or such other place as Beneficiary may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the costs of construction of the improvements thereon and the results of the operation of the Property and the business conducted thereon, and copies of all written contracts, budgets, leases and other documents, instruments and agreements that affect the Property or the ownership, operation, use, management, occupancy, maintenance, repair, improvement or development thereof or construction of improvements or conduct of business thereon. Such books, records and documents shall be subject to examination, inspection and copying at all reasonable times by Beneficiary and its agents and representatives.

     2.14.  Financial Statements.  Trustor shall deliver to Beneficiary, within
            --------------------
sixty (60) days after written request submitted to Trustor by Beneficiary (a) a written statement setting forth each item of operating income and operating expense for the Property during the immediately preceding fiscal year and any additional information concerning the Property that Beneficiary may reasonably request, which statements shall be in form reasonably satisfactory to Beneficiary, and (b) financial statements of Trustor (and, if Trustor is a partnership, of each General Partner) for such immediately preceding fiscal year, including a balance sheet, an income statement and a statement of changes in financial position, with each such financial statement to be in reasonable detail and certified by the person or entity that is the subject thereof. All financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied, and if required by Beneficiary, shall be certified by an independent certified public accountant. All financial statements required under this Section shall be provided at the expense of the party submitting them.

     2.15.  Required Notices to Beneficiary.  Trustor shall notify Beneficiary
            -------------------------------
promptly of the occurrence of any of the foregoing: (a) the occurrence of any fire or other casualty affecting the Property, whether or not insured; (b) commencement of or receipt of notice of any action described in Section 2.5(a)
                                                                --------------
or Section 2.9; (c) any transfer or proposed transfer subject to Section 2.10;
   -----------                                                   ------------
(d) receipt of notice from any governmental authority relating to the construction of the improvements on or affecting the use, operation, maintenance or occupancy of the Property or the conduct of business thereon; (e) receipt of any notice claiming a default under any obligation secured by any deed of trust or other lien, encumbrance or charge on the Property or any part thereof, whether senior or junior to the lien of this Deed of Trust; (f) the occurrence of any act or event directly or indirectly relating to the Property or Trustor's ownership, operation, management, leasing, improvement, marketing, financing, sale or other disposition of the Property that could (i) adversely affect Trustor or the Property, (ii) impair the validity, effectiveness or enforceability of the Loan Documents, or (iii) impair Trustor's ability to perform its obligations under the Loan Documents; and (g) the occurrence of any Event of Default or any event, which with the passage of time, or the giving of notice or both would constitute an Event of Default. Trustor shall furnish Beneficiary a copy of any notice received by Trustor of which Trustor is required by this Section to notify Beneficiary.

     2.16.  Tax Service.  If requested by Beneficiary, Trustor shall cause to be
            -----------
furnished to Beneficiary, at Trustor's sole cost and expense, a property tax reporting service contract covering the Property, of a type and duration and with a company reasonably satisfactory to Beneficiary.

     2.17.  Further Assurances.  Trustor shall, from time to time, at
            ------------------
Beneficiary's request, execute and deliver to Beneficiary, and when appropriate, acknowledge, file and/or record such instruments, documents and agreements, and take such actions as Beneficiary may deem necessary or appropriate for the preservation, continuance, and perfection of the security of this Deed of Trust or any other Loan Document, to evidence or confirm the lien of this Deed of Trust on any of the Property, or otherwise to effectuate the intent and provisions of this Deed of Trust or any other Loan Document.

     2.18.  Filing and Recording Fees; Stamp Taxes.  Trustor shall pay all
            --------------------------------------
filing, registration and recording fees, all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust or any other Loan Document, and all federal, state, county, and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the Loan Documents.

     2.19.  Hazardous Materials and Environmental Concerns.
            ----------------------------------------------

            (a) Trustor hereby represents and warrants to Beneficiary that, as of the date hereof: (i) to the best of Trustor's knowledge, information and belief, the Property is not, and the Property has not been, in direct or indirect violation of any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination, remediation or human health or safety (including the regulation or remediation of Hazardous Substances, as defined below) (collectively, "Environmental Laws"), all as
                                              ------------------
amended; (ii) to the best of Trustor's knowledge, information and belief, no hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum products, radon, lead-based paint, flammable explosives, radioactive materials, infectious substances or raw materials which may include hazardous constituents) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, "Hazardous Substances")
                                                         --------------------
are located on or have been handled, manufactured, generated, stored, processed, transported to or from, or disposed of on or subjected to Release (as defined below) or discharged from the Property (including underground contamination) except for the use by Trustor of normal office and cleaning products in minor quantities in the ordinary course of its business and in compliance with all Environmental Laws; (iii) the Property is not subject to any private or governmental lien or judicial, administrative or other notice or action relating to Hazardous Substances or noncompliance with Environmental Laws, nor is Trustor aware of any basis for such lien, notice or action; (iv) to the best of Trustor's knowledge, information and belief, there are no underground storage tanks or other underground storage receptacles (whether active or abandoned) for Hazardous Substances on the Property; (v) Trustor has received no notice of, and to the best of Trustor's knowledge, information and belief, there does not exist any, investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property, nor does Trustor know of any basis for such investigation, action, proceeding or claim; (vi) Trustor has received no notice that, and, to the best of Trustor's knowledge, information and belief, there has been no claim by any party that, any use, operation or condition of the Property has caused any nuisance, trespass or any other liability or adverse condition on any other property, nor does Trustor know of any basis for such notice or claim; and (vii) to the best of Trustor's knowledge, information and belief, there are no present environmental conditions or events, or past environmental conditions or events, on or near the Property that could be reasonably anticipated to materially adversely affect the value of the Property.

            (b) Trustor shall keep or cause the Property to be kept free from Hazardous Substances (except the use by Trustor of normal office and cleaning products in minor quantities in the ordinary course of its business and in compliance with all Environmental Laws) and in compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants (except the use by tenants of normal office and cleaning products in minor quantities in the ordinary course of their activities and in compliance with all Environmental Laws), invitees and trespassers, and, without limiting the generality of the foregoing, during the term of this Deed of Trust, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos. If required by Beneficiary or under any Environmental Law, Trustor shall maintain an Operation and Maintenance Program ("O&M Program") for the management
                                                -----------
of asbestos, lead-based paint, radon or any other Hazardous Substances at the Property.

            (c) Trustor shall promptly notify Beneficiary if Trustor shall become aware of (i) any Hazardous Substances at, on, under or affecting or threatening to affect the Property (except the use by Trustor or tenants of normal office and cleaning products in minor quantities in the ordinary course of their business or activities, respectively, and in compliance with all Environmental Laws), (ii) any lien, action or notice affecting or threatening to affect the Property or Trustor resulting from any violation or alleged violation of Environmental Law, (iii) any investigation, inquiry or proceeding concerning Trustor or the Property pursuant to any Environmental Law or otherwise relating to Hazardous Substances, or (iv) any occurrence, condition or state of facts which would render any representation or warranty in this Section incorrect in any material respect if made at the time of such discovery. Further, immediately upon receipt of the same, Trustor shall deliver to Beneficiary copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential non-compliance with any Environmental Laws in connection with the Property or presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property (except the use of normal office and cleaning products in minor quantities in the ordinary course of its business and in compliance with all Environmental Laws). Trustor shall, promptly and when and as required, at Trustor's sole cost and expense, take all actions as shall be necessary or advisable for compliance with the terms of this Section 2.19 or for
                                                             ------------
the remediation, of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment, remedial and response actions in accordance with all applicable Environmental Laws (and in all events in a manner reasonably satisfactory to Beneficiary) and shall further pay or cause to be paid, at no expense to Beneficiary, all remediation, response, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Trustor fails to do so (1) Beneficiary may, but shall not be obligated to, undertake remediation at the Property or other affected property necessary to bring the Property into conformance with the terms of Environmental Laws, and
(2) Trustor hereby grants to Beneficiary and its agents and employees access to the Property and a license to do all things Beneficiary shall deem necessary to bring the Property into conformance with Environmental Laws. Any and all costs and expenses reasonably incurred by Beneficiary in connection therewith, together with interest thereon at the Default Interest (as defined in the Note) rate from the date incurred by Beneficiary until actually paid by Trustor, shall be immediately paid by Trustor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. TRUSTOR COVENANTS AND AGREES, AT TRUSTOR'S SOLE COST AND EXPENSE, TO INDEMNIFY, DEFEND (AT TRIAL AND APPELLATE LEVELS, AND WITH ATTORNEYS, CONSULTANTS AND EXPERTS REASONABLY ACCEPTABLE TO BENEFICIARY), AND HOLD BENEFICIARY HARMLESS FROM AND AGAINST ANY AND ALL LIENS, DAMAGES, LOSSES,

LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS OR EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS', CONSULTANTS' AND EXPERTS' FEES AND DISBURSEMENTS ACTUALLY INCURRED IN INVESTIGATING, DEFENDING, SETTLING OR PROSECUTING ANY CLAIM, LITIGATION OR PROCEEDING) WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST BENEFICIARY OR THE PROPERTY, AND ARISING DIRECTLY OR INDIRECTLY FROM OR OUT OF:
(A) THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER, AFFECTING OR THREATENING TO AFFECT ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, REGARDLESS OF WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF TRUSTOR; (B) THE VIOLATION OF ANY ENVIRONMENTAL LAWS RELATING TO, AFFECTING OR THREATENING TO AFFECT THE PROPERTY, WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF TRUSTOR; (C) THE FAILURE BY TRUSTOR TO COMPLY FULLY WITH THE TERMS AND CONDITIONS OF THIS SECTION 2.19; (D) THE BREACH OF ANY
                                 ------------
REPRESENTATION OR WARRANTY CONTAINED IN THIS SECTION 2.19; OR (E) THE
                                             ------------
ENFORCEMENT OF THIS SECTION 2.19, INCLUDING, WITHOUT LIMITATION, THE COST OF
                    ------------
ASSESSMENT, CONTAINMENT AND/OR REMOVAL OF ANY AND ALL HAZARDOUS SUBSTANCES ON AND/OR FROM ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, THE COST OF ANY ACTIONS TAKEN IN RESPONSE TO THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR AFFECTING ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS TO PREVENT OR MINIMIZE SUCH RELEASE OR THREAT OF RELEASE SO THAT IT DOES NOT MIGRATE OR OTHERWISE CAUSE OR THREATEN DANGER TO PRESENT OR FUTURE PUBLIC HEALTH, SAFETY, WELFARE OR THE ENVIRONMENT, AND COSTS INCURRED TO COMPLY WITH THE ENVIRONMENTAL LAWS IN CONNECTION WITH ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS. THE INDEMNITY SET FORTH IN THIS SECTION 2.19(c) SHALL ALSO INCLUDE ANY DIMINUTION IN THE VALUE OF THE
        ---------------
SECURITY AFFORDED BY THE PROPERTY OR ANY FUTURE REDUCTION IN THE SALES PRICE OF THE PROPERTY BY REASON OF ANY MATTER SET FORTH IN THIS SECTION 2.19(c). BENEFICIARY'S RIGHTS UNDER THIS SECTION SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED HEREBY AND SHALL BE IN ADDITION TO ALL OTHER RIGHTS OF BENEFICIARY UNDER THIS DEED OF TRUST, THE NOTE AND THE OTHER LOAN DOCUMENTS.

            (d) Upon Beneficiary's request, at any time after the occurrence of a default hereunder or at such other time as Beneficiary has reasonable grounds to believe that Hazardous Substances are or have been handled, generated, stored, processed, transported to or from, or released or discharged from or disposed of on or around the Property (other than use of normal office and cleaning products in minor quantities in the normal course of Trustor's or the tenants' business or activities, respectively, and in compliance with all Environmental Laws) or that the Trustor, any tenant or the Property may be in violation of Environmental Laws, Trustor shall provide, at Trustor's sole cost and expense, an inspection or audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant reasonably approved by Beneficiary indicating the presence or absence of Hazardous Substances on the Property (including asbestos containing material or lead-based paint). If Trustor fails to provide such inspection or audit within thirty (30) days after such request, Beneficiary may order the same, and Trustor hereby grants to Beneficiary and its employees and agents access to the Property and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Default Interest (as defined in the Note) rate from the date incurred by Beneficiary until actually paid by Trustor, shall be immediately paid by Trustor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

            (e) Without limiting the foregoing, upon at least twenty-four (24) hours prior written notice to Trustor, except in the event of an emergency, Beneficiary and its authorized representatives may, during normal business hours and at its own expense, inspect the Property and Trustor's records related thereto for the purpose of determining compliance with Environmental Laws and the terms and conditions of this Section 2.19.
                                 ------------

            (f) As used herein, the term "Release" shall include, without limitation, any intentional or unintentional placing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, discarding or abandoning of any Hazardous Substance, other than use of normal office and cleaning products in minor quantities in the normal course of business or activities of Trustor or its tenants, and in compliance with all Environmental Laws.

                                  ARTICLE III
                     ASSIGNMENT OF RENTS AND TENANT LEASES

     3.1  Irrevocable and Unconditional Assignment.  Trustor hereby irrevocably
          ----------------------------------------
and unconditionally assigns and transfers to Beneficiary all Rents and all of Trustor's rights under and interest in the Tenant Leases. This assignment is an assignment for additional security purposes. This assignment shall not confer upon Beneficiary the right to possession of the property except as provided in
Section 3.6.  Neither this assignment nor any action taken by Beneficiary
-----------
pursuant to this assignment shall: (a) impose upon Beneficiary any duty to produce Rents from the Property; (b) cause Beneficiary to be a "mortgagee in possession"; or (c) impose upon Beneficiary any responsibility for (i) performing any obligations of the lessor under any Tenant Lease, (ii) any waste committed by lessees or any other parties, (iii) any dangerous or defective condition of the Property, (iv) any negligence in the management, maintenance, repair or control of the Property, (v) any security deposits paid to the lessor under any Tenant Lease by the lessee unless such security deposits are delivered to Beneficiary, (vi) paying any costs of protecting or preserving the Property or of paying any taxes or insurance on the Property (except as otherwise provided herein), or (vii) complying with any building codes relating to the Property.

     3.2  Representations and Warranties.  Trustor represents and warrants to
          ------------------------------
Beneficiary that, except as otherwise disclosed by Trustor to Beneficiary in writing: (a) the Tenant Leases are in full force and effect and have not been modified or amended; (b) the Rents have not been waived, discounted, compromised, setoff or paid more than one month in advance; (c) there are no other assignments, transfers, pledges or encumbrances of any Tenant Leases or Rents; (d) no lessee under the Tenant Leases has any defense, set off or counterclaim under any of the Tenant Leases; and (e) to the best of Trustor's knowledge, information and belief, neither Trustor nor the lessees under the Tenant Leases are in default under the Tenant Leases, nor has any event occurred that with the giving of notice or the passage of time would become a default.

     3.3  Tenant Leases.  Trustor, at Beneficiary's request, shall furnish
          -------------
Beneficiary with executed copies of all Tenant Leases now existing or hereafter made. All Tenant Leases shall be in form and substance satisfactory to Beneficiary. All Tenant Leases of non-residential space for terms greater than one month shall specifically provide (a) that they are subordinate to this Deed of Trust, (b) that the lessee shall attorn to Beneficiary effective upon Beneficiary's acquisition of title to the Property, (c) that the lessee agrees to execute such further evidences of attornment as Beneficiary may from time to time request, (d) that the attornment of the lessee shall not be terminated by foreclosure, and (e) that Beneficiary may, at Beneficiary's option, accept or reject such attornments. Trustor shall furnish, from time to time at Beneficiary's request, a rent schedule for the Property, certified by Trustor, showing the name of each lessee and, for each lessee, the space occupied, the lease expiration date, the amount of the security deposit and the rent paid.

     3.4  Performance under the Tenant Leases.  Trustor shall (a) fulfill or
          -----------------------------------
perform each and every term, covenant and provision of the Tenant Leases to be fulfilled or performed by the lessor thereunder, (b) furnish to Beneficiary, immediately upon delivery or receipt, a copy of any notice or demand to or from any lessee under the Tenant Leases and (c) enforce, short of termination thereof, the performance or observance of each and every term, covenant and provision of each Tenant Lease to be performed or observed by the lessees thereunder. If Trustor becomes aware that any lessee proposes to do, or is doing, any act or thing that may give rise to any right of set-off against rent, Trustor shall (a) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (b) notify Beneficiary thereof and of the amount of said set-offs, and (c) at least three (3) business days before the end of the period provided in any applicable Tenant Leases, reimburse the lessee who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

     3.5  Cancellation, Modification or Alteration of Tenant Leases.  Trustor,
          ---------------------------------------------------------
without the prior written consent of Beneficiary, shall not (a) cancel, modify, alter, extend or renew or accept the surrender of, any Tenant Lease, (b) accept any Rents more than one month in advance of the accrual thereof, (c) pledge or assign future Rents or Tenant Leases, (d) consent to an assignment of the lessee's interest in any Tenant Lease or to any subletting unless all preceding lessees remain liable for the obligations under such Tenant Lease, or (e) do or permit any thing, the omission of which could be a breach or default under the terms of any Tenant Lease or a basis for termination thereof.

     3.6  Remedies.  Upon the occurrence of an Event of Default, regardless of
          --------
the adequacy of Beneficiary's security for the indebtedness secured by this Deed of Trust, Beneficiary may:

          (a) Sue for, collect and retain the Rents (including those past due and unpaid) without notice to or demand upon Trustor or lessees under any of the Tenant Leases, and without taking possession of the Property, and demand payment from Trustor of all Rents collected by Trustor from the date on which the Event of Default occurred, which shall, from and after the occurrence of any Event of Default, be held by Trustor in trust for Beneficiary;

          (b) Deliver to Trustor or any one or more tenants under any Tenant Lease a written demand for turnover of Rents;

          (c) In person, by an agent, or by a court appointed receiver, enter upon and take possession of the Property or any part thereof, and in so doing, assume control of the use, operation, repair and maintenance thereof and conduct of business thereon and do any or all of the following: (i) exclude Trustor and Trustor's agents and employees from the Property; (ii) sue for and collect the Rents; (iii) complete any construction that may be in progress; (iv) do such maintenance and make such repairs and alterations as Beneficiary or the receiver deems necessary; (v) use all stores of materials, supplies and equipment on the Property and replace such items at the expense of the receivership estate; (vi) pay all Impositions, Premiums, Utility Charges and any and all other charges, costs and expenses of operating the Property, and the cost of maintenance and repair of the Property;

(vii) execute, cancel or modify Tenant Leases or contracts providing for management, maintenance or other services rendered to the Property; and (viii) generally do anything that Trustor could legally do if Trustor were in possession of the Property, on such terms as Beneficiary shall deem appropriate, in its sole and absolute discretion, to protect and preserve the security of this Deed of Trust. All expenses incurred by Beneficiary or the receiver shall constitute part of the indebtedness secured hereby. Beneficiary and the receiver shall be entitled to have access to those books and records of Trustor that contain information necessary to enable Beneficiary or the receiver to manage and operate the Property. Trustor hereby agrees that it will do nothing to impair Beneficiary's or the receiver's ability to collect and retain the Rents and that any lessee occupying the Property or any part thereof may pay any and all rents or other charges directly to Beneficiary or the receiver upon notice from Beneficiary without the necessity of any notice from Trustor; and/or

          (d) Exercise any other rights or remedies available under applicable Law including, without limitation, California Civil Code Section 2938 or under the Loan Documents.

     3.7  Application of Rents.
          --------------------

          (a) The Rents collected by Beneficiary or the receiver shall be applied: (i) first, to payment of the costs and expenses of the receivership, including attorneys' fees incurred by the receiver, borrowings of the receiver, receivers' fees, premiums on receiver's bonds, costs of repairs of the Property, Premiums, Impositions, Utility Charges and other costs, expenses and charges of operating the Property, and the costs of discharging any obligation or liability of Trustor as lessor of the Property; (ii) second, to payment of the reasonable attorneys' fees and other expenses incurred by Beneficiary in connection with the action and proceedings in which the receiver was appointed; and (iii) third, to payment of the indebtedness secured by this Deed of Trust.

          (b) If the Rents are insufficient in amount to defray all costs and expenses of the receivership, any funds expended by Beneficiary for such purposes shall become indebtedness of Trustor to Beneficiary secured by this Deed of Trust pursuant to Section 6.11.
                          ------------

          (c) Neither the entry into possession of the Property by Beneficiary, its agent or a receiver pursuant to Section 3.6 nor any application of Rents
                                    -----------
pursuant hereto shall cure or waive any Event of Default hereunder or invalidate any notice of default under this Deed of Trust or any action taken pursuant hereto.

     3.8  Further Assignments; Pledge of Security Deposits.  Trustor shall not
          ------------------------------------------------
execute any assignment of Rents for the benefit of any person or entity other than Beneficiary, and shall give Beneficiary, at any time upon demand, any further or additional forms of assignment or transfer of Rents or Tenant Leases, as may be requested by Beneficiary, and deliver to Beneficiary, Trustor's executed originals of such Tenant Leases. The assignment of Rents herein includes an assignment of all security deposits received by Trustor or its agents. Trustor shall, as and when requested by Beneficiary, deliver and pledge to Beneficiary all security deposits relating to the Property and execute and deliver to Beneficiary such instruments, documents and agreements in connection therewith as Beneficiary may require. Any security deposits held by Beneficiary shall not bear interest unless required by applicable law.

     3.9  Beneficiary as Attorney-in-Fact.  Trustor hereby irrevocably
          -------------------------------
designates, constitutes and appoints Beneficiary (and all persons designated by Beneficiary) as Trustor's true and lawful attorney-in-fact, coupled with an interest, with the power to do any of the following after the occurrence of an Event of Default, without the need to give notice to Trustor, in the name of Trustor or Beneficiary or both: (a) demand and enforce payment of Rents and performance of Tenant Leases (whether by legal proceedings or otherwise); (b) exercise all of trustor's right, title and interest in and to the Tenant Leases; (c) settle, adjust, compromise, extend or renew the Tenant Leases and or the Rents; (d) prepare, file and sign Trustor's name on any proof of claim in bankruptcy, or similar document in a similar proceeding, against any obligor under any of the Tenant Leases; (e) endorse the name of Trustor upon any instrument representing payment or proceeds of Rents, and deposit the same to the account of Beneficiary; and (f) do any and all acts and things necessary, in Beneficiary's sole discretion, to carry out any or all of the foregoing.

     3.10 Reassignment of Rents.  The recordation of the official records of the
          ---------------------
county in which the Real Property is located of a full reconveyance of this Deed of Trust shall operate as a reassignment of Rents and Tenant Leases to the person or persons legally entitled thereto, unless such reconveyance expressly provides to the contrary.

     3.11 Beneficiary Not Liable.  Beneficiary shall not be liable for any loss
          ----------------------
sustained by Trustor resulting from Beneficiary's failure to let the Property or any part thereof or from any other act or omission of Beneficiary in managing the Property, unless such loss is caused by the gross negligence, willful misconduct and bad faith of Beneficiary. Beneficiary shall not be obligated to perform or discharge, nor does Beneficiary undertake to perform or discharge, any obligation, duty or liability under the Tenant Leases or under or by reason of this assignment, and Trustor agrees to indemnify Beneficiary for, and to hold Beneficiary harmless from, any liability, loss or damage that may be incurred under the Tenant Leases or under or by reason of this assignment and from any claims and demands that may be asserted against Beneficiary by reason of any alleged obligations or undertaking to perform or discharge any of the terms, covenants or agreements contained in the Tenant Leases. Should Beneficiary incur any such liability under the claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be reimbursed by Trustor to Beneficiary immediately upon demand, and upon failure of Trustor to make such reimbursement within five days after the date of such demand, the unpaid portion thereof, while still immediately due and payable, shall bear interest at the rate of interest then in effect under the Note.


                                   ARTICLE IV
                       CALIFORNIA UNIFORM COMMERCIAL CODE
                               SECURITY AGREEMENT

     4.1  Grant of Security Interest.  Trustor hereby grants to Beneficiary a
          --------------------------
security interest in goods that are or are to become fixtures (as that term is defined in Section 9313(1) of the California Uniform Commercial Code, as amended) and all other items included among the Property now owned or hereafter acquired by Trustor in which a security interest may be granted pursuant to the California Uniform Commercial Code (such items shall herein be referred to collectively as the "Personal Property"). Beneficiary shall have all of the
                     -----------------
rights and remedies of the secured party under the California Uniform Commercial Code, as well as all other rights and remedies available at law or in equity. The security interest granted in this Section shall not be construed to derogate from or impair the lien or any provision of, or any rights of Beneficiary under, this Deed of Trust with respect to any of the Property that may be real property. Trustor and Beneficiary intend that, to the extent permitted by Law, all of the Property shall be deemed to be real property, regardless of the means or extent of its affixation to the Real Property. There shall be no merger of any lien on the Real Property created by this Deed of Trust with the security interest granted under this Section 4.1 by reason of Beneficiary's acquiring
                            -----------
title to the Real Property. The address of Beneficiary from which information concerning this security interest may be obtained is the address set forth on the first page of this Deed of Trust.

     4.2  Additional Filings; Inventory.  Upon demand, Trustor hereby agrees to
          -----------------------------
execute and deliver, and hereby irrevocably constitutes and appoints Beneficiary as Trustor's attorney-in-fact to execute, deliver and, as appropriate, file and/or record with the appropriate office in all appropriate jurisdictions such security agreements, financing statements, continuation statements and other instruments as Beneficiary may request or require in order to impose, protect, perfect or continue the perfection of the lien or security interest granted hereby. Trustor shall, from time to time upon the request of Beneficiary, provide to Beneficiary a current inventory of the Personal Property in such detail as Beneficiary may require.

     4.3  Additional Covenants Respecting Personal Property.  Trustor shall not,
          -------------------------------------------------
without Beneficiary's prior written consent:

          (a) Lease, sell, convey, transfer or remove from the Property any Personal Property in which Beneficiary has a security interest, unless (i) such Personal Property is replaced by similar property of at least equivalent value, reasonably approved by Beneficiary, with respect to which Beneficiary will immediately have a valid interest of first priority or (ii) such removal is incidental to repair or routine maintenance of such Personal Property; or

          (b) Assign, pledge or encumber or otherwise permit any liens or security interests to attach to any of the Personal Property or enter into any lease of the Personal Property; or

          (c) Install on or in the Property any materials, equipment, fixtures or articles of personal property in which any third party holds a security interest or reserves or purports to reserve title or the right of removal or repossession or the right to consider such items personal property after their incorporation into the Property. No consent given by Beneficiary pursuant to this Section shall be deemed to constitute an agreement to subordinate any right of Beneficiary in the Personal Property.

     4.4  Other Security Interests.  Trustor covenants to pay all sums and
          ------------------------
perform all obligations secured by a security interest in the Personal Property in favor of any creditor other than Beneficiary. If Trustor fails to make any payment on an obligation secured by such a security interest in the Personal Property, Beneficiary, at its option, may make such payment and such amount shall become part of the indebtedness secured by this Deed of Trust.

     4.5  Rights of Beneficiary Following Event of Default.  Upon the occurrence
          ------------------------------------------------
of an Event of Default, Beneficiary shall have the right to cause the Personal Property or any part thereof to be sold at any one or more public or private sales as permitted by applicable Law, including the California Uniform Commercial Code, and Beneficiary shall further have all other rights and remedies, whether at law or in equity, available to secured creditors under applicable law, including the right to use and operate any of the Personal Property in the possession of Beneficiary in connection with the construction, use, ownership, operation, occupancy, maintenance, repair, improvement, development, sale or financing, or conduct of business on, the Real Property. The proceeds of any sale or other disposition of the Personal Property shall be applied: (a) first, to the reasonable expenses of retaking, holding, handling, preparing for sale (or other disposition) of the Personal Property, including the reasonable attorneys' fees and court costs, if any, incurred by Beneficiary in so doing; (b) then, to any and all indebtedness secured hereby; and (c) the surplus, if any, shall be delivered to parties entitled thereto pursuant to the California Uniform Commercial Code. Beneficiary may buy at any public sale of the Personal Property and if the Personal Property is of a type customarily sold in a recognized market or is the subject of widely or regularly distributed price quotations, then Beneficiary may buy at any private sale. Any such sale (whether public or private) may be conducted by an auctioneer, or by an officer, attorney or agent of Beneficiary. Trustor, upon demand of Beneficiary, shall assemble the Personal Property and make it available to Beneficiary at the Real Property, which is hereby agreed to be a place reasonably convenient to Beneficiary and Trustor. Beneficiary shall give Trustor at least ten (10) days' prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale is to be held, and it is hereby agreed that if such notice is sent to Trustor, as the same is provided for the mailing of notices herein, such notice and such sale shall be deemed commercially reasonable. Beneficiary shall have no obligation to apply any proceeds of any disposition of Personal Property pursuant to the California Uniform Commercial Code to reinstate the indebtedness secured by this Deed of Trust or otherwise to cure any default of Trustor hereunder, and may continue to pursue any and all remedies it may have with respect to any other part of the Property. Beneficiary may elect to enforce any of its rights, remedies or interests against the Real Property or the Personal Property or both, or any part of either, as Beneficiary may from time to time deem appropriate. In the event that Beneficiary elects to sell the Real Property separately from and prior to the Personal Property, the provisions of this Deed of Trust, insofar as they constitute a security agreement covering the Personal Property, shall survive the extinguishment of the lien of this Deed of Trust.

     4.6  Trade Names; Additional Financing Statements.  At the request of
          --------------------------------------------
Beneficiary, Trustor shall execute a certificate, in form and content reasonably satisfactory to Beneficiary, certifying (a) the trade name or names under which Trustor operates or intends to operate the Property, and (b) that Trustor does business under no other trade names with respect to the Property. Trustor shall immediately notify Beneficiary in writing of any change in such trade names, and will, upon request of Beneficiary, execute any financing statements, or amendments thereto, and any other instruments or certificates to reflect the change in trade name.

     4.7  Fixture Filing.  This Deed of Trust constitutes and is filed as a
          --------------
fixture filing under Section 9402 of the California Uniform Commercial Code, as amended. Certain of the Property consists of goods that are or are to become fixtures upon the Real Property, and this Deed of Trust is to be recorded in the Official Records of the County in which the Real Property is located. This Deed of Trust shall remain in effect a fixture filing until released or satisfied of record or its effectiveness otherwise terminates as to the Real Property.

                                   ARTICLE V
                             REMEDIES UPON DEFAULT

     5.1  Events of Default.
          -----------------

          (a) Any "Event of Default " (as defined in the Note) and any of the following shall constitute an "Event of Default" hereunder: (i) the failure to
                               ----------------
make any payment of money in accordance with the terms of the Note, this Deed of Trust or any other Loan Document; or (ii) the failure to perform fully and when due any other covenant or obligation or fully and completely satisfy any condition set forth in or under the Note, this Deed of Trust or any other Loan Document when such covenant, obligation or condition is required hereunder or thereunder to be performed (provided that, with respect to any failure to perform any obligations referred to in Section 7.2(b) of the Note, such failure shall not constitute an Event of Default until such failure is not fully cured by Trustor within thirty (30) days of notice of such failure from Beneficiary); or (iii) a determination by Beneficiary that any of the representations or warranties made herein, in any of the Loan Documents or in connection with the Loan or any information contained in the Term Sheet or any statement or certificate at any time given in writing to Beneficiary pursuant to or in connection with the Loan, this Deed of Trust or any other Loan Document is untrue or misleading in any material respect; or (iv) the lien or security interest of this Deed of Trust shall lose validity or priority; or (v) the occurrence of an event of default under, or the institution of judicial or nonjudicial foreclosure or other proceedings to enforce, any deed of trust, security interest, or other lien or encumbrance of any kind upon the Property or any portion thereof, whether senior or junior in priority to the lien of this Deed of Trust or any security interest granted to Beneficiary in the Loan Documents; or (vi) the renewal, extension, restructuring, modification or refinancing of any indebtedness secured by any deed of trust, security interest or other lien senior in priority to the lien of this Deed of Trust or any security interest granted to Beneficiary in the Loan Documents; or (vii) the issuance of any writ of attachment or execution or any similar process against the Property or any part thereof of interest therein or the entry of any judgment that shall become a lien on the Property or any part thereof or interest therein, if such execution, attachment, process or judgment is not released, bonded, satisfied, vacated or stayed within sixty (60) days after its entry or levy; or (viii) any substantial damage to or destruction of the Property if for any reason the Property cannot be (or is not) restored to its prior condition within a reasonable period of time, as determined by Beneficiary; or (ix) any governmental action that in the sole judgment of Beneficiary will have a materially adverse effect on Trustor's ability to repay the Loan as agreed; or (x) the occurrence of any "reportable event" under ERISA which Beneficiary in good faith determines constitutes grounds for the imposition of liability against Trustor under Part IV, Subtitle D of ERISA; or
(xi) if there is any material adverse change in Trustor's or any guarantor's financial condition or creditworthiness, or in the financial condition or creditworthiness of any general contractor hired in connection with the Property, or in the physical or other condition of the Property.

          (b) Whenever any of the other Loan Documents refers to a "default" under this Deed of Trust, such reference shall be to an Event of Default as defined herein.

          (c) Upon presentation of an affidavit by Beneficiary setting forth facts showing an Event of Default, Trustee is authorized to accept as true and conclusive all facts and statements set forth therein and to act thereon under this Deed of Trust.

     5.2  Rights and Remedies.  At any time after the occurrence of an Event of
          -------------------
Default, Beneficiary or Trustee may do any one or more of the following, in any order:

          (a) With or without notice to Trustor, declare all indebtedness secured hereby to be immediately due and payable;

          (b) With or without notice, and without releasing Trustor from its obligations relative to such Event of Default, cure such Event of Default, and the costs and expenses incurred by Beneficiary or Trustee in so doing shall become a part of the indebtedness secured hereby;

          (c)  Exercise any remedy afforded by Article III or Article IV;
                                               -----------    ----------

          (d) Commence and maintain an action or actions to foreclose this Deed of Trust, to specifically enforce any rights of Beneficiary hereunder (including rights with respect to possession and sale of any additional security for the
Loan), to enjoin any conduct that impairs or threatens to impair the security of this Deed of Trust, or to obtain such other equitable remedies as may be appropriate;

          (e) Execute a written declaration of default and demand for sale, and a written notice of default and election to cause the Property or any part thereof to be sold by exercise of Trustee's power of sale under this Deed of Trust, which notice shall be filed for record in the Official Records of the county in which the Property is located;

          (f) Resort to and realize upon the security for the Loan and any other security now or hereafter held by Beneficiary in such order as Beneficiary may, in its sole discretion, determine, concurrently or successively or in one or several consolidated or independent judicial actions or nonjudicial proceedings; and

          (g) Exercise any and all other remedies under any of the Loan Documents or at Law, including any action for damages suffered by Beneficiary as a result of any Event of Default, or in equity as may be available now or hereafter, as Beneficiary may elect.

     5.3  Exercise of Trustee's Power of Sale.
          -----------------------------------

          (a) Should Beneficiary elect to have Trustee exercise the power of sale herein contained, Beneficiary shall deliver to Trustee a written declaration of default and demand for sale, and shall deposit with Trustee this Deed of Trust and the Note if required.

          (b) Upon receipt of such items from Beneficiary, Trustee shall cause to be recorded, published and/or delivered to Trustor such notice of default and election to sell as may then be required by Law and by this Deed of Trust.
After giving notice of default and notice of sale, and the lapse of such time period as may be required by Law, Trustee may, without demand on Trustor, at the time and place of sale fixed in the notice of sale, either as a whole or in separate parcels or items or through two or more successive sales, sell the Property or any part thereof at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustor shall have no right to direct the order in which the Property is sold. Beneficiary may, in its sole discretion, designate the order in which the Property shall be offered for sale or sold and determine if the Property shall be sold in a single sale or in two or more successive sales or in any other manner Beneficiary deems to be in its best interests. If Beneficiary determines that the Property shall be sold in two or more sales, Beneficiary may, at its option, cause such sales to be conducted simultaneously or successively on the same day or on different days and times and in such order as Beneficiary shall determine, and no such sale shall extinguish or otherwise affect the lien of this Deed of Trust or any part of the Property not then sold until all indebtedness secured hereby has been fully paid. Trustor shall pay the costs and expenses of each such sale and any judicial proceeding in which any such sale may be made. Trustee shall deliver to such purchaser its deed or other instrument conveying the portion of the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters of facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may purchase at such sale.

          (c) After deducting all costs, fees and expenses of Trustee and of the sale, including costs of evidence of title in connection with the sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the rate then in effect under the Note, all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto.

          (d) Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place first fixed for sale, and from time to time thereafter may postpone such sale by public announcement at the time and place fixed by the preceding postponement, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

          (e) Upon any sale pursuant to this Section, Trustor shall be completely and irrevocably divested, to the maximum extent permitted by law, of all its right, title, interest, claims and demands at law or in equity in and to the Property sold or any part thereof, and such sale shall be a perpetual bar both at law and in equity against Trustor and any and all other persons claiming any such right, title, interest, claims or demands by, through or under Trustor.

     5.4  Rescission of Notice of Default.  Beneficiary from time to time before
          -------------------------------
Trustee's sale, may rescind any notice of default and of election to cause the Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring or impair the right of Beneficiary to execute and deliver to Trustee, as provided above, other declarations of default and demand for sale, notices of default and of election to cause the Property to be sold to satisfy the obligations hereof, or otherwise affect any provision, agreement, covenant or condition of the Note, of this Deed of Trust or any of the rights, obligations or remedies of the parties hereunder.


                                   ARTICLE VI
                                 MISCELLANEOUS

     6.1  Waiver of Offsets and Other Matters.  All sums payable by Trustor
          -----------------------------------
hereunder shall be paid without notice, demand, or defense, without right of counterclaim, setoff, or deduction, and without abatement, suspension, deferment, diminution or reduction, all of which rights now or hereafter conferred by Law are hereby waived by Trustor. Without limiting the generality of the foregoing, Trustor also waives, to the fullest extent permitted by Law:
(a) the benefits of any applicable Law, regulation or procedure that substantially provides that, where cross demands for money have existed between persons at any point in time when neither demand was barred by the applicable statute of limitations, and an action is thereafter commenced by one such person, the other person may assert in his answer the defense of payment in that the two demands are compensated so far as they equal each other, notwithstanding that an independent action asserting the claim would at the time of filing his answer be barred by the applicable statute of limitations; (b) any right to require Beneficiary or Trustee, prior to or as a condition to the enforcement of this Deed of Trust, to proceed against or exhaust any other security for the obligations secured hereby or pursue any other remedy whatsoever; (c) any defense arising by reason of: (i) any disability or other defense of Trustor with respect to the obligations secured hereby; (ii) the unenforceability or invalidity of any security for the indebtedness secured hereby; or the lack of perfection or failure of priority of any security for the indebtedness secured hereby; (iii) the cessation from any cause whatsoever of the personal liability of Trustor (other than by reason of the full payment and discharge of all indebtedness secured hereby); or (iv) any act or omission of Trustee, Beneficiary or others that directly or indirectly results in or aids in the discharge or release of Trustor or the indebtedness secured hereby or any other security therefor by operation of law or otherwise.

     6.2  Governing Law.  This Deed of Trust shall be governed by and construed
          -------------
and enforced under the laws of the United States and the regulations, rules, orders, requirements and policies of any federal departments, offices, bureaus, boards and other agencies, instrumentalities and authorities that have jurisdiction over Beneficiary or the Loan to the extent that Beneficiary or the Loan is subject to or governed by such federal laws, regulations, rules, orders, requirements and policies. Except as provided in the preceding sentence, this Deed of Trust shall be governed by and construed and enforced under the laws of the State of California.

     6.3  Time of the Essence.  Time is of the essence in the performance of
          -------------------
each provision of this Deed of Trust.

     6.4  Statements of Account; Other Charges.  Upon payment to Beneficiary of
          ------------------------------------
a sum not in excess of the maximum amount permitted by law, Beneficiary shall, pursuant to Section 2943 of the California Civil Code, issue to any person entitled thereto a statement regarding the obligations secured by this Deed of Trust. Trustor further agrees to pay the charges of Beneficiary for any other service rendered to Trustor or on Trustor's behalf in connection with this Deed of Trust or the indebtedness secured hereby.

     6.5  Additional Powers of Beneficiary and Trustor.
          --------------------------------------------

          (a) Without affecting the liability of any other person liable for the payment of or performance of any indebtedness hereby secured, and without affecting the lien or charge of this Deed of Trust upon any portion of the Property not then or theretofore released as security for the full amount of all unpaid indebtedness, Beneficiary may, at any time, and from time to time, without notice to or consent of Trustor: (i) release or modify the obligations of any person primarily or secondarily liable for payment or performance of any indebtedness secured by this Deed of Trust; (ii) extend the maturity date of or alter any of the terms of any such indebtedness or accept partial payments thereon; (iii) grant forbearances; (iv) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the indebtedness secured hereby; (v) release or reconvey, or cause to be released or reconveyed, any or all of the Property; (vi) take or release any other or additional security for any indebtedness hereby secured; or (vii) consent to the transfer of any security.

          (b) At any time, and from time to time, without liability therefor and without the need for any notice to Trustor, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Property, Trustee may: (i) reconvey all or any part of the Property; (ii) consent in writing to the making of any map or plat thereof;
(iii) join in granting any easement thereon; or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

          (c) Trustee or Beneficiary may from time to time apply in any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing, confirming or approving acts in the execution of such trusts and the enforcement of such remedies. All costs and expenses of any such proceeding (including reasonable attorneys' fees) shall be borne by Trustor.

          (d) Whenever a power of attorney is conferred upon Beneficiary under this Deed of Trust, it is understood and agreed that such power is conferred with full power of substitution, and Beneficiary may elect in its sole discretion to delegate such power or any part thereof to one or more sub-agents.

     6.6  Reconveyance by Trustee.  Upon written request of Beneficiary and upon
          -----------------------
payment by Trustor of Trustee's fees for all services involved in the preparation, execution and recordation of the reconveyance, Trustee shall reconvey the Property or portions thereof then held hereunder, in whole or in part, as designated by Beneficiary and in such portions as designated by Beneficiary to Trustor or to the person or persons legally entitled thereto, which reconveyance shall be without recourse or warranty. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any release. The terms and conditions, if any, on which Beneficiary has agreed to request partial reconveyances by Trustee are set forth in an exhibit hereto entitled "Partial Reconveyances." If no such exhibit is attached to this Deed of Trust and signed or initialed by Beneficiary, then Beneficiary is not obligated to request partial reconveyances.

     6.7  Notices.  Except as otherwise required by Law, any notice, approval,
          -------
demand, consent or other communication (collectively, "Notices") herein required
                                                       -------
or permitted to be given shall be in writing and shall be
personally delivered, sent by reputable overnight delivery service (e.g. Federal Express) or sent by United States mail registered or certified, with postage prepaid and properly addressed. Any Notices delivered or sent as provided for in the preceding sentence shall be deemed to have been given when personally delivered or on the third (3rd) business day after deposit in the United States mail, and any Notices given in any other manner shall be deemed to have been given when actually received. Notices may also be sent by telecopy or facsimile transmission, and such Notice shall be deemed given at the time and on the date that the receiving facsimile indicates receipt of the transmission. For the purposes hereof, the addresses of the parties to which Notices shall be sent (until notice of a change is served as provided in this Section 6.7) are as set
                                                        -----------
forth on the first page of this Deed of Trust. Notice of change of address shall be given by written notice in the manner set forth in this Section 6.7.
                                                                 -----------

     6.8  Request for Notice of Default.  Trustor requests that a copy of any
          -----------------------------
notice of default and any notice of sale hereunder be mailed to it at the address set forth on the first page of this Deed of Trust.

     6.9  Acceptance by Trustee; Obligations of Trustee.  Trustee accepts the
          ---------------------------------------------
trusts herein created when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by Law. Trustee shall not be obligated to notify any party hereto of any pending sale of the Property, or any portion thereof, under any other deed of trust or otherwise, or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party, unless Trustee brings such action or unless held or commenced and maintained by Trustee under this Deed of Trust.

     6.10 Statements by Trustor.  Within ten (10) days after any request by
          ---------------------
Beneficiary, Trustor shall deliver to Beneficiary a written statement confirming the outstanding balance of the Loan, acknowledging that no Event of Default exists and that no act, event or circumstance has occurred that, with the giving of notice or the passage of time, would become an Event of Default (or if any such act, event or circumstance has occurred, specifying the nature thereof), and setting forth such other information concerning the Loan and the Property as Beneficiary may reasonably request.

     6.11 Costs and Expenses; Actions by Trustee and/or Beneficiary to Preserve
          ---------------------------------------------------------------------
Property.
--------

          (a) Every provision of this Deed of Trust that imposes upon Trustor an obligation to perform an act, or embodying an agreement by Trustor, to perform an act, shall be construed as obligating Trustor, to pay all costs and expenses relating thereto. Should Trustor fail to make any payment or to do any act as herein provided, Beneficiary and/or Trustee, may, but shall not be obligated to, make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof, all without notice to or demand upon Trustor, without releasing Trustor from any obligation hereof or secured hereby, and within such times and in such manner as Beneficiary or Trustee may deem reasonable.

          (b) Without limiting any other power of Trustee or Beneficiary under this Deed of Trust, Trustor acknowledges that Beneficiary and/or Trustee shall have the right, but not the obligation, to take any action that either of them may deem necessary or appropriate for the protection of Beneficiary or the security of this Deed of Trust, including the right: (i) to enter upon and take possession of the Property; (ii) to make additions, alterations, repairs and improvements to the Property that they or either of them may consider necessary or proper to keep the Property in good condition or repair; (iii) to appear and participate in any action or proceeding affecting the Property; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt that in the judgment of either may affect or appear to affect the security of this Deed of Trust or be senior in priority to the lien hereof; and (v) in exercising such powers, to employ attorneys or other consultants or experts, and pay their fees and expenses. All sums advanced in taking such action, together with all other costs, fees and expenses incurred by Beneficiary or Trustee hereunder (including costs of evidence of title, court costs, appraisals, surveys and attorneys' fees), shall: (A) bear interest at the rate in effect under the Note from the date advanced until paid in full, (B) be payable in full, together with interest thereon, upon demand by Beneficiary, and
(C) be added to the indebtedness secured hereby. Neither the reservation nor any exercise of the foregoing rights shall be construed to excuse Trustor's failure to perform fully and when due all of Trustor's obligations under this Deed of Trust or to prevent any such failure from constituting an Event of Default hereunder.

          (c) All court costs, attorneys' fees, witness fees, appraisal fees, survey fees, title charges and other fees, charges, costs and expenses that Beneficiary may incur in taking any action pursuant to any provision of this Deed of Trust (including Sections 2.9 and 6.11(b)) following any act, event or
                         ------------     -------
circumstance that constitutes or is likely to lead to an Event of Default shall be added to and included in the indebtedness secured hereby, shall bear interest at the rate in effect under the Note from the date incurred until paid in full, and shall be payable in full, together with interest, upon demand by Beneficiary. Without limiting the generality of the foregoing provisions, such fees, charges, costs and expense shall include (i) all reasonable attorneys' fees and all other costs and expenses of any nature incurred by Beneficiary in connection with the collection of the indebtedness secured by this Deed of Trust or the enforcement of Beneficiary's rights and remedies under the Loan Documents, including attorneys' fees incurred by Beneficiary for legal advice concerning Beneficiary's rights and remedies following any act, event or occurrence that constitutes, or in Beneficiary's reasonable judgment may lead to, an Event of Default (whether or not such Event of Default in fact occurs and whether or not any remedies are in fact exercised); (ii) attorneys' fees, as determined by the court, and all other costs, expenses and fees incurred by Beneficiary in connection with any suit or proceeding instituted to collect the indebtedness secured by this Deed of Trust or to enforce Beneficiary's rights and remedies under the Loan Documents, whether or not such suit or proceeding is prosecuted to judgment or conclusion; and (iii) all attorneys' fees and other costs and expenses incurred by Beneficiary in connection with any bankruptcy, insolvency or reorganization proceeding or receivership involving Trustor or any affiliate of Trustor, including all attorneys' fees incurred in making any appearances in any such proceeding or in seeking relief from any stay or injunction issued in or arising out of any such proceeding. Such fees, charges, costs and expenses shall be considered collateral advances made to protect Beneficiary's security and shall be added to the indebtedness secured hereby as provided above, and shall not be considered costs and expenses of foreclosure or be subject to any statutory or other limitation on the amount thereof that may be demanded or recovered by Beneficiary, unless the fees, charges costs and expenses in question are incurred solely and specifically for services that are
(1) performed only after the date of Beneficiary's written election to declare the entire indebtedness secured hereby immediately due and payable and (2)
                                                                   ---
directly related to the preparation or giving of any notice of default or notice of sale or the taking of any other action required by Law in connection with a trustee's sale or judicial foreclosure proceeding under this Deed of Trust.

     6.12 Defense of Trustee and Beneficiary; Reimbursement.  Trustor shall
          -------------------------------------------------
defend Trustee and Beneficiary against, and reimburse Trustee and Beneficiary for, any and all losses, claims, demands, liabilities, costs and expenses (including reasonable attorneys' fees and disbursements) that either may incur, suffer, or sustain in the execution of the trusts created hereunder, or in the performance of any act required or permitted hereunder or by law or in equity, or otherwise arising out of or in connection with this Deed of Trust, the Note, or any other Loan Document.

     6.13 Invalidity of Lien.  If Beneficiary makes an advance that is
          ------------------
determined to be unsecured, if the lien of this Deed of Trust is invalid or unenforceable as to any part of the indebtedness secured hereby, or if the lien is invalid or unenforceable as to any part of the Property, the unsecured or partially secured portion of the indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the indebtedness, and all payments made on the indebtedness, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the indebtedness that is not secured or fully secured by the lien of this Deed of Trust.

     6.14 Changes in Tax Laws.  In the event that following the date of this
          -------------------
Deed of Trust any federal, state or local governmental entity having jurisdiction over the Property enacts any Law that (a) deducts any lien on the Property from the value thereof for the purpose of taxation; (b) imposes upon Beneficiary the payment of all or any part of the taxes, charges or liens required to be paid by Trustor under this Deed of Trust; (c) changes the taxation or manner of tax collection on mortgages, deeds of trust, debts secured thereby or Beneficiary's interest in the Property in a manner that affects this Deed of Trust or the Note or the holder of either; or (d) imposes a tax, charge or lien, other than a federal or state income tax, upon Trustee or Beneficiary or payable by either of them by reason of their ownership of the Note or any other note secured by this Deed of Trust, then the indebtedness secured hereby shall become immediately due and payable at the option of Beneficiary unless (i) Trustor is permitted by law to bear and pay the full amount of such taxes, charges or liens, or to reimburse Beneficiary therefor, and such payment or reimbursement would not result in the imposition of interest in excess of the maximum amount permitted by law, and (ii) Trustor pays such taxes, charges or liens or reimburses Beneficiary therefor and agrees in writing to pay or reimburse Beneficiary for any such taxes, charges and liens thereafter levied. The obligations of Trustor under any such agreement shall be secured by this Deed of Trust.

     6.15 Partial or Late Payment.  The acceptance by Beneficiary of any sum
          -----------------------
after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums then and thereafter secured hereby. The acceptance by Beneficiary of any sum or sums in an amount less than the sums then due shall be deemed an acceptance on account only and upon the condition that it shall not constitute a waiver of the Event of Default existing by virtue of Trustor's or Trustor's failure to pay the entire sum then due, or of Beneficiary's right to declare or maintain an acceleration by virtue of such Event of Default. Trustor's failure to pay the entire sum then due shall be and continue to be an Event of Default notwithstanding such acceptance of such amount on account, and Beneficiary and Trustee shall be at all times thereafter until the entire sum then due shall have been paid, and notwithstanding the acceptance by Beneficiary thereafter of further sums on account, or otherwise, entitled to exercise all rights in this Deed of Trust conferred upon them or either of them upon the occurrence of an Event of Default.

     6.16 Subrogation.  To the extent that any proceeds of the Loan or any other
          -----------
amount paid or advanced by Beneficiary is used directly or indirectly to pay, discharge or satisfy, in whole or in part, indebtedness secured by any lien, charge or encumbrance on the Property or any part thereof senior in priority to the lien of this Deed of Trust, Beneficiary shall be subrogated to such other lien, charge or encumbrance regardless of whether such lien, charge or encumbrance is released.

     6.17 No Merger.  If Trustor's and Beneficiary's estates hereunder shall at
          ---------
any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger, and, in such event, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary hereunder.

     6.18 Waiver of Statute of Limitations.  The pleading of the statute of
          --------------------------------
limitations as a defense to enforcement of this Deed of Trust, or any and all obligations referred to herein or secured hereby, is hereby waived to the full extent permitted by law.

     6.19 Waiver of Right to Require Marshalling of Assets.  Trustor waives all
          ------------------------------------------------
right to require a marshalling of assets by Trustee or Beneficiary, and the right to require Trustee or Beneficiary to resort first to any portion of the Property retained by Trustor before resorting to any other portion of the Property that may have been transferred or conveyed subject hereto, whether such resort to security is undertaken by nonjudicial sale or through proceedings in judicial foreclosure.

     6.20 Captions.  The captions or headings at the beginning of Articles,
          --------
Sections and paragraphs hereof are for the convenience of reference only and shall not be used in the interpretation of any provision of this Deed of Trust.

     6.21 Incorporation by Reference.  Each Exhibit, Schedule and Rider attached
          --------------------------
hereto is incorporated herein by the references thereto contained herein.

     6.22 References and Cross References.  All references and cross-references
          -------------------------------
in this Deed of Trust to Sections, Exhibits, Schedules and Riders, unless specified otherwise, refer to provisions in, or Exhibits, Schedules or Riders to, this Deed of Trust.

     6.23 Severability.  Should any provision of this Deed of Trust be invalid,
          ------------
illegal or unenforceable, such provision shall be severable from the rest of this Deed of Trust, and the validity, legality and enforceability of the remaining provisions of this Deed of Trust shall not in any way be affected or impaired thereby and shall remain in full force and effect.

     6.24 Substitution of Trustee.  Beneficiary may, from time to time, by a
          -----------------------
written instrument executed and acknowledged by Beneficiary and recorded in the County in which the Property is located and by otherwise complying with the provisions of California Civil Code Section 2934a, or any successor section, substitute a successor or successors to the Trustee named herein or acting hereunder. Without conveyance of the Property, a successor Trustee shall succeed to all the title, powers and duties conferred upon the Trustee herein and by applicable law.

     6.25 Successors and Assigns.  This Deed of Trust applies to, inures to the
          ----------------------
benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Beneficiary" shall
                                                              -----------
mean the owner and holder (including a pledgee) of the Note, whether or not named as Beneficiary herein. The term "Trustor" shall mean all parties
                                        -------
executing this Deed of Trust as Trustor, their respective heirs, legatees, devisees, administrators, executors, successors in interest and assigns to the extent permitted by this Deed of Trust, provided that neither Beneficiary nor Trustee shall be obligated to give notice of default or notice of sale hereunder to any person, firm or entity other than the Trustor shown on the face page hereof.

     6.26 Gender and Number.  In this Deed of Trust, whenever the context so
          -----------------
requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

     6.27 Nonliability of Beneficiary.
          ---------------------------

          (a) Beneficiary neither undertakes nor assumes any responsibility or duty to Trustor or any third party to select, review, inspect, examine, supervise, pass judgment upon or inform Trustor or any third party of the quality, adequacy or suitability of: (i) any plans and specifications for the construction or alterations of improvements on the Property; (ii) architects, contractors, subcontractors or materialmen employed or utilized in such construction or alteration; (iii) the presence of any Hazardous Materials on the Property; (iv) any appraisal of the Property; (v) the progress or course of construction or its conformance or non-conformance with plans and specifications or any amendments, alterations or changes thereto; (vi) any Environmental Report; or (vii) any other matter or item that Beneficiary has the right to review, inspect, examine or approve under this Deed of Trust. Any such selection, review, inspection, examination and the like is solely for the purpose of (i) determining whether or not Trustor's obligations under this Deed of Trust are being properly discharged and
(ii) protecting Beneficiary's security and preserving Beneficiary's rights under this Deed of Trust, and such selection, review, inspection, examination and the like shall not render Beneficiary liable to Trustor or any third party for the sufficiency, accuracy, completeness, or legality thereof and shall not operate to waive any rights of Beneficiary hereunder.

          (b) Beneficiary owes no duty of care to protect or inform Trustor or any third party against negligent, faulty, inadequate or defective building or construction, or the existence of any environmentally hazardous condition in any manner arising out of or related to the presence of any Hazardous Materials on the Property, and Beneficiary shall not be responsible or liable to Trustor or any other party therefor. Trustor shall make or cause to be made such independent inspections as Trustor may desire for its own protection.

          (c) By accepting or approving anything required to be observed, performed or fulfilled, or to be given to Beneficiary pursuant hereto, including any financial statement, survey, appraisal or insurance policy, Beneficiary shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Beneficiary.

          (d) Prior to Beneficiary's actual entry upon and taking possession of the Property, nothing in this Deed of Trust shall operate to impose upon Beneficiary any responsibility for the operation, control, care, management or repair of the Property, and the execution of this Deed of Trust by Trustor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Property is and shall be that of Trustor prior to Beneficiary's actual entry and taking possession.

          (e) Beneficiary is hereby authorized to disclose (i) information relating to Hazardous Materials to federal, state, or local authorities when Beneficiary reasonably believes such disclosure to be required under applicable Environmental Law; and (ii) information concerning Trustor, the Property or the indebtedness secured hereby to any insurance agency or company, to any person or entity proposing to acquire an interest in the Loan.

          (f) Beneficiary shall not be liable, and is hereby released from liability, for any act or omission of Trustee, except for such actions as may be taken by Trustee at the express request of and in accordance with instructions given by Beneficiary.

     6.28 Limitation on Beneficiary's Obligations.  No provision of this Deed of
          ---------------------------------------
Trust that grants Beneficiary the right to incur any expense or take any action hereunder shall be construed as requiring Beneficiary to incur such expense or take such action.

     6.29 Relationship of Beneficiary and Trustor.  Neither this Deed of Trust,
          ---------------------------------------
nor the Loan Documents, nor any agreements, instruments, documents or transactions contemplated hereby or thereby, nor any statements or representations made by Beneficiary pursuant to any of the foregoing or otherwise, shall in any respect be interpreted, deemed or construed as making Trustor and Beneficiary partners or joint Venturers with one another, or as creating or constituting any partnership, joint venture, association or other such relationship between Trustor and Beneficiary other than that of debtor and creditor.

     6.30 Cumulative Rights and Remedies; No Waiver.  The rights, powers and
          -----------------------------------------
remedies given to Beneficiary pursuant to this Deed of Trust shall be in addition to, and shall not supersede or preempt, any rights, powers and remedies given to Beneficiary by virtue of any applicable Law. Every power or remedy given by this Deed of Trust to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently, independently, or successively, in any order whatsoever, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies. No forbearance, failure or delay by Beneficiary in exercising any right, power or remedy granted to Beneficiary hereunder shall be deemed a waiver of such right, power or remedy, nor shall any such forbearance, failure or delay preclude the further exercise of such right, power or remedy, or any other right, power or remedy; and every such right, power and remedy of Beneficiary shall continue in full force and effect until such right, power or remedy is explicitly waived by Beneficiary in writing. The consent or approval by Beneficiary to or of any act by Trustor requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

     6.31 Modification.  This Deed of Trust may be modified, supplemented or
          ------------
amended only by an instrument in writing signed by Trustor and Beneficiary.

     6.32 Survival of Representations and Warranties.  All of the
          ------------------------------------------
representations and warranties made by Trustor in this Deed of Trust shall survive the closing of the Loan and shall continue for so long as any portion of the indebtedness or any obligation secured hereby remains outstanding.

     6.33 Obligations of Trustor Joint and Several.  If Trustor consists of more
          ----------------------------------------
than one person or entity, each shall be jointly and severally liable under this Deed of Trust (including, without limitation, the indemnity contained in Section
                                                                         -------
2.19 herein).
----

     6.34 Construction of Deed of Trust.  This Deed of Trust shall be construed
          -----------------------------
as though drafted by both Trustor and Beneficiary and shall not be construed against or in favor of either party. In the event of any inconsistency or conflict between the terms of this Deed of Trust and any other Loan Document, including the Note, the terms of such other Loan Document shall prevail. The use in this Deed of Trust of the word "including" shall be construed as providing examples only and shall not limit the generality of any provision in which it is used.

     6.35 Provisions of Note Incorporated by Reference.  The Note contains
          --------------------------------------------
provisions for the rate of interest applicable to the principal balance of the Note to fluctuate as a fixed percent per annum above the Index specified at the beginning of this Deed of Trust. The provisions of the Note, including those governing adjustments to the interest rate and payment amount, the accrual of interest on interest and increases in the principal balance, are incorporated in this Deed of Trust by reference as though fully set forth herein.

     6.36 Waiver of Jury Trial.  TRUSTOR HEREBY WAIVES ANY AND ALL RIGHTS TO A
          --------------------
TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH

THE ENFORCEMENT OF THIS DEED OF TRUST, THE NOTE OR ANY OTHER LOAN DOCUMENT OR WHICH IN ANY WAY ARISES OUT OF OR RELATES TO THE LOAN, THE PROPERTY OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

     IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first above written.

                                     TRUSTOR:

                                     ODETICS, INC., a Delaware corporation


                                     By:_________________________________

                                     Name:_______________________________

                                     Title:______________________________



                                     By:_________________________________

                                     Name:_______________________________

                                     Title:______________________________

                                  EXHIBIT A-1
                     (Legal Description of Real Property)

                               LEGAL DESCRIPTION

The land referred to herein is situated in the State of California, County of Orange, described as follows:

PARCEL 1:

THOSE PORTIONS OF THE NORTHEAST QUARTER OF THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER AND OF THE NORTH HALF OF THE NORTHEAST QUARTER OF SAID SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 4 SOUTH, RANGE 10 WEST, IN THE RANCHO SAN JUAN CAJON DE SANTA ANA, IN THE CITY OF ANAHEIM, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 51, PAGE 10 OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING SOUTHWESTERLY OF THE SOUTHWESTERLY LINE OF THE LAND DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED AUGUST 30, 1950 IN BOOK 2064, PAGE 264, OF OFFICIAL RECORDS, AND THE NORTHWESTERLY PROLONGATION THEREOF.

EXCEPT THEREFROM THAT PORTION LYING EASTERLY OF THE WESTERLY LINE OF THE LAND DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED OCTOBER 29, 1979 IN BOOK 13372, PAGE 236, OF OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM, THAT PORTION OF THE ABOVE DESCRIBED LAND, INCLUDED WITHIN THE FINAL ORDER OF CONDEMNATION, SUPERIOR COURT, CASE NO. 773623, ORANGE COUNTY, A CERTIFIED COPY OF WHICH RECORDED JULY 7, 1999, AS INSTRUMENT NO. 99-420461, OF OFFICIAL RECORDS AND RECORDED JANUARY 3, 2001 AS INSTRUMENT 3290, OF OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM SAID LAND ONE-HALF OF ALL MINERALS, ORES, PRECIOUS AND USEFUL SUBSTANCES AND HYDROCARBONS OF EVERY KIND AND CHARACTER INCLUDING PETROLEUM, OIL, GAS, ASPHALTUM AND TAR THAT MAY NOW OR HEREAFTER BE FOUND, LOCATED, CONTAINED, DEVELOPED OR TAKEN ON, IN, UNDER OR FROM SAID LAND, BUT WITHOUT THE RIGHT TO USE THE SURFACE OF SAID LAND FOR ANY PURPOSES, OR TO ENTER UPON THE SURFACE OF SAID LAND FOR ANY PURPOSE, OR TO PENETRATE OR TO ENTER UPON THE LAND IN ANY WAY AT A DEPTH FROM THE SURFACE THEREOF LESS THAN 500 FEET, AS RESERVED BY DESSA I. WAGNER, A WIDOW; LOREN E. WAGNER AND MARGIE G. WAGNER, HUSBAND AND WIFE; AND JOHN E. MILLER AND LOIS E. MILLER, HUSBAND AND WIFE, IN DEED RECORDED MAY 7, 1956 IN BOOK 3499, PAGE 499, OF OFFICIAL RECORDS, AS INSTRUMENT NO. 63333.

PARCEL 2:

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 22, TOWNSHIP 4 SOUTH, RANGE 10 WEST, IN THE RANCHO CAJON DE SANTA ANA, IN THE CITY OF ANAHEIM, COUNTY OF ORANGE, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 51, PAGE 10 OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

                                  EXHIBIT A-1


BEGINNING AT THE SOUTHWEST CORNER OF LOT 7 OF THE JOSEPH FISCUS SUBDIVISION, AS PER MAP RECORDED IN BOOK 8, PAGE 73 OF MISCELLANEOUS MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY; THENCE EASTERLY 657.47 FEET ALONG THE SOUTH LINE OF SAID LOT TO THE NORTHWESTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF THE LAND DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED AUGUST 30, 1950 IN BOOK 2064, PAGE 264, OF OFFICIAL RECORDS; THENCE SOUTH 40 DEGREES 53' 30" EAST 55.15 FEET ALONG SAID PROLONGATION TO THE SOUTH LINE OF SAID NORTHEAST QUARTER; THENCE ALONG SAID SOUTH LINE SOUTH 89 DEGREES 56' 30" WEST 689.45 FEET TO THE SOUTHERLY PROLONGATION OF THE WESTERLY LINE OF SAID LOT 7; THENCE ALONG SAID PROLONGATION NORTH 0 DEGREES 16' 25" WEST 42.05 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPT THEREFROM, THAT PORTION OF THE ABOVE DESCRIBED LAND, INCLUDED WITHIN THE FINAL ORDER OF CONDEMNATION, SUPERIOR COURT, CASE NO. 773623, ORANGE COUNTY, A CERTIFIED COPY OF WHICH RECORDED JULY 7, 1999, AS INSTRUMENT NO. 99-420461, OF OFFICIAL RECORDS AND RECORDED JANUARY 3, 2001 AS INSTRUMENT 3290, OF OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM ONE-HALF OF ALL MINERALS, ORES, PRECIOUS AND USEFUL METAL SUBSTANCES AND HYDROCARBONS OF EVERY KIND AND CHARACTER INCLUDING PETROLEUM, OIL, GAS, ASPHALTUM AND TAR THAT MAY NOW OR HEREAFTER BE FOUND, LOCATED, CONTAINED, DEVELOPED OR TAKEN ON, IN, UNDER OR FROM SAID LAND, BUT WITHOUT THE RIGHT TO USE THE SURFACE OF SAID LAND FOR ANY PURPOSES, OR TO ENTER UPON THE SURFACE OF SAID LAND FOR ANY PURPOSE, OR TO PENETRATE OR TO ENTER UPON THE LAND IN ANY WAY AT A DEPTH FROM THE SURFACE THEREOF LESS THAN 500 FEET, AS RESERVED BY DESSA I. WAGNER, A WIDOW; LOREN E. WAGNER AND MARGIE G. WAGNER, HUSBAND AND WIFE; AND JOHN E. MILLER AND LOIS E. MILLER, HUSBAND AND WIFE, IN DEED RECORDED MAY 7, 1956.

SAID LAND IS INCLUDED WITHIN THE AREA SHOWN ON A MAP FILED IN BOOK 23 PAGE 5 OF RECORD OF SURVEYS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

End of Legal Description

STATE OF CALIFORNIA      )
                         )  SS:
COUNTY OF ______________ )


     On _________________, 2001, before me, ______________________, a Notary
Public, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                         Signature ___________________________
                                             (Seal)



STATE OF CALIFORNIA      )
                         )  SS:
COUNTY OF ______________ )


     On _________________, 2001, before me, ______________________, a Notary
Public, personally appeared ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                         Signature ___________________________
                                             (Seal)